UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	4/30/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund
Dreyfus Disciplined Stock Fund
Dreyfus Money Market Reserves
Dreyfus AMT-Free Municipal Reserves
Dreyfus Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Small Cap Fund
Dreyfus Strategic Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus

Bond Market

Index Fund

SEMIANNUAL REPORT April 30, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
50	Statement of Assets and Liabilities
51	Statement of Operations
52	Statement of Changes in Net Assets
54	Financial Highlights
56	Notes to Financial Statements
65	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Bond Market Index Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Fixed-income performance continued to favor higher yield over the reporting period as the global economic recovery made headway. Higher-yielding segments of the world and domestic bond markets, such as emerging market sovereign debt and high yield corporate securities, ranked among the global fixed income leaders. In contrast, higher-quality sovereign securities, namely U.S Treasuries, experienced heightened volatility as a result of continued credit crises overseas but posted moderately positive to negative results for the reporting period as investors sought more than principal protection from their investments.

We believe that a long-term, well-balanced asset allocation strategy including a consideration for fixed income instruments outside of the U.S. can help cushion the volatility of the overall global financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to better respond to long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by Nancy G. Rogers, Portfolio Manager

Note to Shareholders: Effective February 11, 2010, Nancy G. Rogers was named the primary portfolio manager of the fund. Ms. Rogers has been a portfolio manager of the fund since October 2007.

Market and Fund Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 2.06%, and its BASIC shares produced a total return of 2.19%.1 In comparison, the Barclays Capital U.S. Aggregate Index (the “Index”) achieved a total return of 2.54% for the same period.2

During the reporting period, the U.S. bond market generally produced positive absolute returns, as improving market sentiment amid a sustained economic recovery resulted in a greater appetite among investors for riskier income-producing assets, including commercial mortgage-backed securities and corporate bonds. In contrast, higher-quality market sectors, including U.S.Treasury securities, lagged market averages.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index.To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,500 securities as compared to 8,800 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of April 30, 2010, the average duration of the fund was approximately 4.72 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Government Infusions Helped Buoy Fixed-Income Securities

When the reporting period began, the U.S. economy had returned to growth. Improving manufacturing activity and an apparent bottoming of housing prices helped to bolster investor confidence. However, economic headwinds remained—including stubbornly high unemployment and foreclosure rates—and the economic recovery proved to be less robust than historical averages.

In the search for more generous levels of current income in the low interest-rate environment, the recovering economy helped investors feel more comfortable assuming greater risks, and they turned to higher yielding fixed-income securities.More specifically,rising levels of investor demand for commercial mortgage-backed securities and corporate-backed bonds supported bond prices during the reporting period.

Among higher-quality assets, U.S. government securities benefited from massive purchases by the Fed over most of the reporting period. The Fed injected liquidity into the bond market by purchasing up to $750 billion of agency mortgage-backed securities, increasing its purchases of agency debentures by up to $100 billion, and purchasing up to $300 billion of longer-term U.S.Treasury securities. On March 31, 2010, the Fed completed its support of the bond market through these purchasing programs. While mortgage-backed securities exhibited greater volatility at the program’s end, the transition proved relatively orderly as private investors continued to participate in the market.

Investors Favored Higher Yielding Bonds

In the improving market environment seen during the reporting period, commercial mortgage-backed securities produced especially strong gains. Among corporate bonds, the troubled financials sector fared especially well,most notably real estate investment trusts,brokerage firms,banks and insurance companies. In the industrials sector, the building materials and paper industries achieved especially strong gains, rebounding from their previous lows. Residential mortgage-backed securities also gained value, but not to the same degree as commercial mortgages or corporate bonds.

On the other hand, U.S. Treasury securities and U.S. government agency securities produced generally flat returns as investors turned their attention to higher yielding segments of the bond market.

Mirroring the Index’s Composition

As an index mutual fund, we attempted to replicate the returns of the Index by closely approximating its composition. As of April 30, 2010, approximately 34% of the fund’s assets were invested in mortgage-backed securities, 3% in commercial mortgage-backed securities, 18% in corporate bonds and asset-backed securities, 33% in U.S. Treasury securities and 12% in U.S. government agency bonds. In addition, all of the fund’s corporate securities were at least BBB-rated or better at the end of the reporting period, and the fund has maintained an overall credit quality that is closely aligned with that of the Index.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.00	$ .75
Ending value (after expenses)	$1,020.60	$1,021.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.01	$ .75
Ending value (after expenses)	$1,022.81	$1,024.05

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.3%
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000	2,250,566
Boeing,
Unscd. Bonds	7.25	6/15/25	150,000	184,868
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	133,917
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	502,266
Northrop Grumman Systems,
Gtd. Debs.	7.75	3/1/16	540,000	660,127
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	181,768
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000	3,018,565
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	58,308
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000	66,858
				7,057,243
Agriculture—.4%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,330,099
Archer Daniels,
Sr. Unscd. Notes	5.45	3/15/18	130,000	143,146
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	832,552
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	3,200,000	3,698,592
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	191,394
				7,195,783
Asset—Backed Certificates—.0%
AEP Texas Central Transition
Funding, Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000	595,734
Asset-Backed Ctfs./
Auto Receivables—.1%
Ford Credit Auto Owner Trust,
Ser. 2009-A, Cl. A4	6.07	5/15/14	1,000,000	1,099,601

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	688,912	698,865
				1,798,466
Asset-Backed Ctfs./
Credit Cards—.1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000	210,366
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000	639,701
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000	531,638
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000	542,223
				1,923,928
Asset-Backed Ctfs./
Home Equity Loans—.0%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	186,837 [a]	186,283
Automobile Manufacturers—.0%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000	251,118
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000	434,816
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000	253,892
				939,826
Banks—2.8%
Bank of America,
Gtd. Notes	3.13	6/15/12	3,000,000	3,120,105
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000	368,277
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	250,000	264,088
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000	597,515
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	965,000	978,276
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000	2,506,803

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Bank of America,
Sub. Notes	7.80	9/15/16	235,000	262,791
Bank One,
Sub. Notes	5.90	11/15/11	500,000	532,079
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000	1,462,092
BB & T,
Sr. Unscd. Notes	3.38	9/25/13	3,400,000	3,506,039
BB & T,
Sub. Notes	4.75	10/1/12	325,000	342,769
BB & T,
Sub. Notes	4.90	6/30/17	150,000	153,161
Citigroup,
Gtd. Bonds	2.13	4/30/12	3,500,000	3,571,981
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	4,400,000	4,649,630
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	1,400,000	1,498,693
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	936,120
Dresdner Bank New York,
Sub. Notes	7.25	9/15/15	145,000	158,362
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000	1,106,483
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	250,684
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000	1,056,544
Goldman Sachs Group,
Gtd. Notes	3.25	6/15/12	4,350,000	4,542,888
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,439,203
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	590,078
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000	161,218
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	98,508
KFW,
Govt Gtd. Bonds	4.00	10/15/13	1,400,000	1,494,472

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000		1,268,076
KFW,
Gov. Gtd. Bonds	4.50	7/16/18	1,800,000		1,917,581
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000		1,356,245
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		692,906
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000		375,713
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	950,000		1,048,929
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000		209,077
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,429,891
National City,
Sub. Notes	6.88	5/15/19	1,800,000		2,016,679
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	[b]	1,641,012
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000		239,510
Royal Bank of Scotland Group,
Sub. Notes	5.00	10/1/14	175,000		172,912
Royal Bank of Scotland Group,
Sub. Notes	6.38	2/1/11	410,000		415,893
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000		536,300
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	500,000	[a]	506,102
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		209,934
Suntrust Capital VIII,
Gtd. Secs.	6.10	12/1/66	335,000	[a]	282,829
UBS,
Sr. Sub. Notes	5.88	7/15/16	75,000		79,634
UBS,
Sr. Unscd. Notes	5.88	12/20/17	760,000		805,121

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000 [b]	402,318
US Bank,
Sub. Notes	4.95	10/30/14	45,000	48,825
US Bank,
Sub. Notes	6.38	8/1/11	100,000	106,320
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000	261,089
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	445,482
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	212,379
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000	1,186,084
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000	2,523,830
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	442,106
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	952,284
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	493,001
				57,926,921
Building & Construction—.0%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000	536,955
Chemicals—.4%
Dow Chemical,
Sr. Unscd. Notes	6.00	10/1/12	2,200,000	2,400,050
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000	2,080,672
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000	2,073,160
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	560,000	631,928
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000	163,648

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	200,000		214,139
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000		109,457
					7,673,054
Commercial Mortgage
Pass-Through Ctfs.—2.8%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,013,016
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,664,885
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		996,308
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.74	2/10/51	300,000	[a]	307,876
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	156,660	[a]	156,588
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	350,000	[a]	366,753
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10, Cl. A2	4.74	3/13/40	400,000		420,376
Bear Stearns Commercial
Mortgage Securities,
Ser. 2005-PWR9, Cl. A4A	4.87	9/11/42	900,000		922,586
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW14, Cl. A4	5.20	12/11/38	2,630,000		2,662,092
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.72	9/11/38	850,000	[a]	901,493
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6, Cl. A2	6.46	10/15/36	175,000		186,015
Bear Stearns Commercial Mortgage
Securities, Ser. 2001-TOP2, Cl. A2	6.48	2/15/35	224,091		230,506
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	278,033		280,935
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	46,612		46,567
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.73	3/15/49	225,000	[a]	236,320
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.09	12/10/49	1,100,000	[a]	1,129,930

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.22	7/15/44	1,900,000	[a]	1,986,453
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.36	1/15/46	85,000	[a]	87,044
Commercial Mortgage Pass Through
Certificates, Ser. 2004-LB4A, Cl. A5	4.84	10/15/37	4,000,000		4,109,756
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5, Cl. A2	4.63	5/10/43	355,004		357,587
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	5.82	6/15/38	1,500,000	[a]	1,550,535
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,310,172
CS First Boston Mortgage
Securities, Ser. 2002-CKP1, Cl. A3	6.44	12/15/35	675,000		714,705
CS First Boston Mortgage
Securities, Ser. 2001-CK3, Cl. A4	6.53	6/15/34	317,306		327,859
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.82	5/15/46	1,000,000	[a]	976,356
DLJ Commercial Mortgage,
Ser. 2000-CKP1, Cl. A1B	7.18	11/10/33	203,837		204,833
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	1,250,000		1,328,423
GS Mortgage Securities Corporation
II, Ser. 2005-GG4, Cl. A4A	4.75	7/10/39	2,700,000		2,763,735
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		792,956
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.80	8/10/45	1,000,000	[a]	981,338
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		1,030,923
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	622,014
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		153,494

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,159,122
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		346,628
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		231,471
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	518,875
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,020,115
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LD11, Cl. A4	5.82	6/15/49	1,855,000	[a]	1,826,417
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		490,449
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[a]	4,146,643
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		448,649
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	284,719
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,173,806
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.23	11/12/37	375,000	[a]	393,815
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	532,439
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.83	6/12/50	1,000,000	[a]	1,023,185
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.74	6/12/50	692,000	[a]	707,990
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.75	6/12/50	1,200,000	[a]	1,169,112

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		1,036,603
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[a]	3,291,370
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,266,485
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	520,665
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		526,861
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP1, Cl. A4	6.66	2/15/33	100,734		102,875
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	840,149
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	834,265
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C31, Cl. A4	5.51	4/15/47	2,500,000		2,403,323
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		152,927
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[a]	1,192,034
					58,461,421
Consumer Products—.2%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		245,145
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000		2,887,490
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		314,852
					3,447,487
Diversified Financial
Services—4.3%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	250,000		277,785
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-5	5.31	7/1/20	45,000		49,884
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		768,625

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
American Express,
Sr. Unscd. Notes	7.00	3/19/18	2,600,000	2,977,450
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000	107,800
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	523,078
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000	598,303
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000	311,948
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	1,600,000	1,644,883
BP Capital Markets,
Gtd. Notes	5.25	11/7/13	2,500,000	2,762,260
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000 [b]	213,302
Capital One Capital III,
Gtd. Cap. Secs.	7.69	8/15/36	200,000	198,000
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	1,000,000	1,206,250
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000	2,942,404
Citigroup Funding,
Gtd. Notes	1.88	10/22/12	4,900,000	4,955,355
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000	3,272,775
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000	1,140,649
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	885,000	920,948
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	524,744
Citigroup,
Sr. Unscd. Debs.	6.63	1/15/28	100,000	97,238
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000	737,690
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000	768,759

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Credit Suisse USA,
Gtd. Notes	5.38	3/2/16	200,000		215,447
Credit Suisse USA,
Gtd. Notes	5.50	8/15/13	1,000,000	[b]	1,100,711
Credit Suisse USA,
Gtd. Notes	6.50	1/15/12	1,300,000		1,411,414
General Electric Capital,
Gtd. Notes	2.13	12/21/12	4,000,000		4,072,836
General Electric Capital,
Gtd. Notes	2.20	6/8/12	3,000,000	[b]	3,066,756
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000		397,557
General Electric Capital,
Sr. Unscd. Notes	5.25	10/19/12	5,700,000		6,145,090
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000		705,285
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000		1,072,575
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000		1,416,846
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	2,000,000		1,983,580
Goldman Sachs Capital I,
Gtd. Cap. Secs.	6.35	2/15/34	350,000		314,114
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000		2,899,179
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000		15,410
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000		457,468
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000		705,513
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000		199,156
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	2,725,000		2,905,463
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000		1,945,162

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000		1,112,118
HSBC Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000		739,903
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000	[b]	2,817,244
HSBC Finance,
Sr. Unscd. Notes	8.00	7/15/10	630,000		638,674
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000		176,708
Jefferies Group,
Sr. Unscd. Debs.	6.45	6/8/27	35,000		32,262
JP Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/29/36	50,000		47,858
JP Morgan Chase XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000		281,788
JPM Chase Capital XXV,
Gtd. Cap. Secs., Ser. Y	6.80	10/1/37	1,250,000		1,257,026
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	2,500,000	[b]	2,588,997
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000		2,701,240
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	250,000		267,415
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,000,000		2,159,796
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000		724,582
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000		1,043,325
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000		597,537
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000		1,325,884
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		595,615
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,750,373

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Merrill Lynch & Co.,
Notes	6.88	4/25/18	1,450,000		1,564,005
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		162,983
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	2,000,000	[b]	2,031,190
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000		1,613,324
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000		1,117,229
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000		185,488
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	1,100,000		1,168,070
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		342,358
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	4.38	10/1/10	600,000		609,457
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000		1,187,258
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000		98,686
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000		413,505
Toyota Motor Credit,
Sr. Unscd. Notes	4.35	12/15/10	150,000	[b]	153,167
					89,534,757
Diversified Metals & Mining—.5%
Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000		410,681
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000		605,080
Alcoa,
Sr. Unscd. Notes	6.00	1/15/12	250,000	[b]	263,756
Arcelormittal,
Sr. Unscd. Bonds	9.85	6/1/19	1,200,000		1,565,232

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Metals &
Mining (continued)
BHP Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000	1,267,548
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	895,000	1,004,853
Inco,
Unsub. Bonds	7.20	9/15/32	100,000	105,681
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000	1,049,698
Noranda,
Gtd. Notes	5.50	6/15/17	165,000	172,153
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000	2,068,885
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	560,586
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	947,094
				10,021,247
Electric Utilities—1.5%
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000	158,878
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000	170,185
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	668,720
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	219,149
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000	296,534
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000	216,889
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000	2,249,966
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	108,223
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	1,710,000	1,855,360
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000	81,330

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Duke Energy Ohio,
Sr. Unscd. Bonds	5.70	9/15/12	185,000	200,919
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	2,642,505
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	7,000	7,428
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	1,210,000	1,294,590
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,129,359
Florida Power & Light,
First Mortgage Debs.	5.65	2/1/35	25,000	25,488
Florida Power,
First Mortgage Bonds	6.40	6/15/38	1,000,000	1,135,160
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,618,583
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	28,987
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	1,040,673
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	1,250,000	1,308,513
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	159,198
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	1,860,878
Northern States Power,
First Mortgage Bonds	6.25	6/1/36	750,000	843,821
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000	1,638,394
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000	199,504
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	285,177
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000	108,081
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	495,222

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000		823,383
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000		1,070,463
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	500,000		524,257
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000		588,644
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000		402,948
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000		226,698
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	[b]	228,199
Southern California Edison,
First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000		75,666
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000		510,097
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		107,417
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000		2,152,512
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		160,543
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000		1,668,242
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		548,203
					31,134,986
Food & Beverages—1.0%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000		1,075,803
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000	[b]	154,834
Anheuser-Busch
Inbev Worldwide
Gtd. Notes	5.38	1/15/20	2,500,000		2,618,790
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000		378,275

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages (continued)
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.70	10/15/36	250,000	299,266
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.95	11/15/26	175,000	211,852
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/22	100,000	131,783
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	396,036
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000	801,168
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000	138,279
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	1,700,000	1,980,187
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000	1,450,036
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000	135,360
H.J. Heinz,
Sr. Unscd. Debs.	6.38	7/15/28	100,000	105,994
Hershey,
Sr. Unscd. Notes	5.30	9/1/11	750,000	792,472
Hershey,
Sr. Unscd. Debs.	8.80	2/15/21	30,000	39,069
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000	427,425
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	2,975,000	3,291,403
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	225,000	246,663
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	971,757
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000	751,269
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000	973,106
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000	1,263,442
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	125,000	126,542

The Fund 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages (continued)
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000	229,867
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	300,000	318,487
SYSCO,
Sr. Unscd. Notes	5.38	9/21/35	350,000	351,912
				19,661,077
Foreign/Governmental—2.6%
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	3,500,000	3,574,900
Asian Development Bank,
Sr. Unscd. Notes	4.50	9/4/12	1,750,000	1,865,526
European Investment Bank,
Sr. Unscd. Notes	3.25	2/15/11	2,000,000	2,044,354
European Investment Bank,
Sr. Unscd. Bonds	3.25	5/15/13	2,600,000	2,717,335
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000	544,995
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000	380,899
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	850,000	931,825
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000	4,119,384
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000	2,497,000
Federal Republic of Brazil,
Sr. Unscd. Bonds	7.13	1/20/37	575,000	661,250
Federal Republic of Brazil,
Unscd. Bonds	8.25	1/20/34	1,000,000	1,290,000
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	500,000	742,500
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000	567,362
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000	1,639,219
Inter-American
Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000 [b]	167,332

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	700,000		777,274
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	700,000		937,417
Japan Finance,
Gov’t Gtd. Bonds	2.00	6/24/11	2,500,000		2,520,785
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	25,000		29,330
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		13,221
Province of Manitoba Canada,
Debs.	8.88	9/15/21	450,000		609,774
Province of Ontario Canada,
Bonds	4.10	6/16/14	3,000,000		3,184,788
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,096,890
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000		757,795
Province of Quebec Canada,
Bonds	5.13	11/14/16	3,725,000		4,131,263
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		256,045
Province of Quebec Canada,
Unscd. Debs, Ser. PD	7.50	9/15/29	250,000		332,410
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000		582,846
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	625,000		684,375
Republic of Finland,
Bonds	6.95	2/15/26	25,000		30,195
Republic of Hungary,
Sr. Unscd. Notes	4.75	2/3/15	125,000	[b]	128,839
Republic of Italy,
Sr. Unscd. Notes	4.50	1/21/15	50,000		52,761
Republic of Italy,
Sr. Unscd. Notes	5.25	9/20/16	155,000		167,922

The Fund 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000	1,574,675
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	550,000	555,133
Republic of Italy,
Sr. Unscd. Notes	6.00	2/22/11	1,725,000	1,795,820
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	610,000	707,270
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000	214,676
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000	1,197,182
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	1,540,000	1,640,100
Republic of Poland,
Sr. Unscd. Notes	5.25	1/15/14	250,000	269,366
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000	188,275
Republic of South Africa,
Bonds	6.88	5/27/19	2,100,000	2,370,375
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	791,000	852,302
United Mexican States,
Notes	5.95	3/19/19	1,200,000	1,297,200
United Mexican States,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000	1,460,600
				54,160,785
Health Care—1.0%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000	1,617,752
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000	194,471
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	325,435
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	451,215
Amgen,
Sr. Unscd. Notes	6.40	2/1/39	570,000	634,275
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	598,028

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	700,000		786,426
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000		450,483
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000		655,047
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		774,048
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		236,508
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	3,200,000		3,435,318
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		821,249
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000		168,498
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		525,098
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000		170,734
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	788,657
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		2,741,462
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		545,115
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		57,320
Schering-Plough,
Gtd. Notes	5.30	12/1/13	1,000,000	[a]	1,120,040
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		92,008
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		320,609
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		892,836
Wellpoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000		1,075,011
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000		70,633

The Fund 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000	401,663
WellPoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000	332,198
Wyeth,
Gtd. Notes	5.50	2/1/14	150,000	166,543
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000	215,949
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000	229,366
				20,893,995
Industrial—.2%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	1/2/18	179,460	180,806
Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	2,000,000	2,197,506
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000 [b]	1,814,536
Waste Management,
Sr. Unscd. Notes	7.00	7/15/28	150,000	169,959
				4,362,807
Machinery—.1%
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000	407,027
Caterpillar,
Sr. Unscd. Debs.	7.30	5/1/31	125,000	152,898
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	907,950
				1,467,875
Manufacturing—.3%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000	804,609
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000	540,271
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	1,065,269
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000	1,391,433

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Manufacturing (continued)
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000	188,743
Tyco International Finance,
Gtd. Notes	6.88	1/15/21	1,235,000	1,450,009
				5,440,334
Media—1.0%
CBS,
Gtd. Notes	5.50	5/15/33	250,000	224,601
CBS,
Gtd. Debs.	7.88	7/30/30	80,000	91,045
Comcast Cable Communications
Holdings, Gtd. Notes	8.38	3/15/13	4,000,000	4,649,128
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000	411,281
Comcast Cable
Communications,
Gtd. Notes	6.75	1/30/11	600,000	624,990
Comcast,
Gtd. Notes	6.45	3/15/37	1,900,000	1,996,455
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000	490,775
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000	308,744
News America Holdings,
Gtd. Debs.	7.75	12/1/45	100,000	119,850
News America Holdings,
Gtd. Debs.	8.25	8/10/18	150,000	184,942
News America,
Gtd. Notes	6.20	12/15/34	250,000	257,511
News America,
Gtd. Notes	6.40	12/15/35	1,000,000	1,054,794
News America,
Gtd. Notes	6.65	11/15/37	360,000	390,839
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	913,525
Time Warner Cable,
Gtd. Notes	5.40	7/2/12	2,500,000	2,692,275
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000	369,563

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000	572,604
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	1,000,000	1,224,269
Time Warner Cos.,
Gtd. Debs.	6.95	1/15/28	325,000	360,834
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000	210,337
Time Warner,
Gtd. Notes	6.88	5/1/12	250,000	275,236
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000	1,281,811
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000 [b]	1,590,482
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	257,805
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000	109,475
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	182,473
Walt Disney,
Sr. Unscd. Debs.	7.55	7/15/93	100,000	117,357
				20,963,001
Oil & Gas—1.7%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	389,041
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	156,322
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	412,856
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	376,255
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	1,247,084
Conoco,
Sr. Unscd. Notes	6.95	4/15/29	125,000	150,222
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	532,613
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,158,733

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
ConocoPhillips,
Sr. Unscd. Notes	8.75	5/25/10	200,000	200,959
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	353,459
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	721,219
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	1,235,644
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000	1,090,373
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	75,000	84,233
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000	1,366,054
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	214,263
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000	1,494,169
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	679,342
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	1,203,310
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	403,483
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	379,293
Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	20,446
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	1,583,747
Nexen,
Sr. Unscd. Notes	5.20	3/10/15	150,000	160,470
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	124,197
Nexen,
Sr. Unscd. Notes	7.50	7/30/39	1,000,000	1,198,514
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	606,837
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	65,922

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000	213,693
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000	1,744,199
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	459,666
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	2,200,000	2,245,461
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000	667,652
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000	467,859
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000	572,883
Sempra Energy,
Sr. Unscd. Notes	6.00	10/15/39	1,100,000	1,130,209
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	528,063
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	568,669
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	272,310
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000	1,718,475
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,025,765
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	210,777
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000	429,151
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000	81,694
Texas Eastern Transmission,
Sr. Unscd. Notes	7.30	12/1/10	140,000	144,829
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	206,939
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	80,234
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	824,708

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Transocean,
Sr. Unscd. Notes	7.50	4/15/31	875,000	1,056,996
Valero Energy,
Gtd. Notes	6.63	6/15/37	115,000	116,004
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	183,966
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	800,000	876,874
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	753,246
				34,189,382
Paper & Forest Products—.1%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	1,901,451
Property & Casualty Insurance—.7%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	391,400
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000	54,751
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	135,349
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	172,078
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000	390,018
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	567,233
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	932,259
AON,
Jr. Sub. Debs.	8.21	1/1/27	70,000	77,315
AXA,
Sub. Bonds	8.60	12/15/30	165,000	201,781
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	2,018,322
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	570,279
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	103,517

The Fund 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	614,799
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000	951,780
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000	260,646
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000	241,318
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000	277,901
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000	1,498,253
Nationwide Financial Services,
Sr. Unscd. Notes	6.25	11/15/11	350,000	370,680
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	220,486
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	108,761
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	368,689
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	267,778
Prudential Financial,
Sr. Unscd. Notes	7.38	6/15/19	1,100,000	1,297,849
Swiss Re Solutions Holding,
Sr. Unscd. Notes	7.00	2/15/26	150,000	162,692
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	1,055,624
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000	269,302
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	343,497
XL Capital,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000	1,410,525
				15,334,882

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate Investment Trusts—.3%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	523,085
Brandywine
Operating Partnership,
Gtd. Notes	5.75	4/1/12	37,000	38,478
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000	643,447
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	100,328
Prologis,
Sr. Unscd. Notes	5.63	11/15/16	2,400,000 [b]	2,374,946
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	103,474
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	204,146
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000	1,453,311
				5,441,215
Retail—.6%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	558,326
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	2,200,000	2,364,111
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	109,652
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000	536,834
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000	2,800,509
Lowe’s,
Sr. Unscd. Notes	6.65	9/15/37	850,000	980,058
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,165,839
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	824,051

The Fund 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail (continued)
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000		439,981
Target,
Unscd. Notes	5.88	3/1/12	100,000	[b]	108,361
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000		144,373
Target,
Sr. Unscd. Notes	7.00	1/15/38	380,000		457,484
Wal-Mart Stores,
Sr. Unscd. Notes	4.13	2/15/11	75,000		77,046
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000		592,913
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	870,000		998,175
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000		843,107
					13,000,820
State/Territory
General Obligations—.3%
State of California Build America
Taxable Various Purpose, Bonds	7.55	4/1/39	1,600,000		1,768,224
State of California Build America
Taxable Various Purpose, Bonds	7.50	4/1/34	1,000,000		1,098,420
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	3,630,000		3,142,491
State of New Jersey Build America
Turnpike Revenue, Bonds	7.41	1/1/40	780,000		937,622
					6,946,757
Technology—.3%
Electronic Data Systems,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000	[a]	140,338
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000	[b]	623,818
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000		631,463
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		676,792
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000		272,110

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology (continued)
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000		87,495
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		395,669
Microsoft,
Sr. Unscd. Notes	5.20	6/1/39	688,000		705,207
Oracle,
Sr. Unscd. Notes	5.00	1/15/11	1,000,000		1,030,734
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,281,354
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		167,884
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000		573,684
					6,586,548
Telecommunications—1.5%
America Movil,
Gtd. Notes	6.38	3/1/35	100,000		103,218
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	250,000		273,271
AT&T,
Sr. Unscd. Notes	5.88	8/15/12	775,000		847,845
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,563,572
AT&T,
Sr. Unscd. Notes	6.55	2/15/39	1,000,000		1,075,688
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	582,509
BellSouth Telecommunications,
Sr. Unscd. Debs.	6.38	6/1/28	550,000		578,515
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		106,239
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		609,646
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	175,000	[a]	225,764
Cellco Partnership/Verizon
Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	850,000		1,077,108

The Fund 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Cisco Systems,
Sr. Unscd. Notes	4.45	1/15/20	1,900,000		1,927,565
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		564,639
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	630,000		662,849
Deutsche Telekom International
Finance, Gtd. Bonds	8.50	6/15/10	215,000	[a]	216,802
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,167,352
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		161,072
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	299,370
GTE,
Gtd. Debs.	6.94	4/15/28	100,000		107,895
KPN,
Sr. Unscd. Bonds	8.00	10/1/10	250,000		257,345
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		319,178
Motorola,
Sr. Unscd. Debs.	7.50	5/15/25	1,450,000		1,609,468
New Cingular Wireless Services,
Sr. Unscd. Notes	7.88	3/1/11	1,225,000		1,296,169
New Cingular Wireless Services,
Gtd. Notes	8.13	5/1/12	250,000		282,588
New Cingular Wireless Services,
Sr. Unscd. Notes	8.75	3/1/31	720,000		952,069
New Jersey Bell Telephone,
Sr. Unscd. Debs.	8.00	6/1/22	25,000		29,283
Pacific-Bell Telephone,
Gtd. Bonds	7.13	3/15/26	310,000		352,052
Qwest,
Sr. Unscd. Debs.	6.88	9/15/33	330,000		318,450
Rogers Communications,
Gtd. Notes	6.38	3/1/14	760,000		851,471
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000		3,093,606
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000		948,349

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000	103,239
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000	186,676
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000	1,276,636
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000	204,997
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000	1,609,008
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000	559,658
Verizon Communications,
Sr. Unscd. Notes	7.25	12/1/10	500,000	519,164
Verizon Communications,
Sr. Unscd. Notes	7.38	9/1/12	500,000	566,140
Verizon Communications,
Sr. Unscd. Notes	7.75	12/1/30	690,000	837,703
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	1,000,000	1,383,686
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000	598,459
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	1,000,000	1,043,862
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000	151,845
				31,502,020
Transportation—.2%
Burlington Northern
Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000	114,946
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000	124,941
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	118,471
CSX,
Sr. Unscd. Notes	6.15	5/1/37	1,100,000	1,152,955
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000	257,076

The Fund 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Transportation (continued)
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000	10,170
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	825,000	991,280
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000	307,817
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	325,000	355,269
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000	479,842
United Parcel Service,
Sr. Unscd. Debs.	8.38	4/1/30	10,000 [a]	13,037
				3,925,804
U.S. Government Agencies—6.8%
Federal Farm Credit Banks,
Bonds	3.75	12/6/10	2,750,000	2,801,818
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000	2,997,837
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000	2,662,870
Federal Home Loan Banks,
Bonds, Ser. 567	4.38	9/17/10	2,800,000	2,843,523
Federal Home Loan Banks,
Bonds, Ser. 363	4.50	11/15/12	6,800,000	7,316,276
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	1,000,000	1,032,098
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000,000	5,394,525
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000	1,083,499
Federal Home Loan Banks,
Bonds	4.88	11/18/11	3,000,000	3,183,330
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000	2,187,860
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000	2,850,887
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000	1,394,525
Federal Home Loan Banks,
Bonds	5.38	8/19/11	3,400,000	3,597,016

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		359,980
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		339,708
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		520,927
Federal Home Loan Mortgage Corp.,
Notes	2.50	4/23/14	4,800,000	[c]	4,857,485
Federal Home Loan Mortgage Corp.,
Notes	4.13	9/27/13	3,800,000	[c]	4,077,883
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[c]	2,143,306
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[c]	3,448,717
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[c]	1,519,363
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000	[c]	1,287,009
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[c]	1,100,032
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[c]	1,349,745
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[c]	906,277
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000	[c]	1,221,173
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[c]	830,212
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[c]	716,314
Federal Home Loan Mortgage Corp.,
Notes	5.25	7/18/11	6,000,000	[c]	6,332,340
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[c]	2,343,785
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	[c]	532,059
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	2,500,000	[c]	2,696,970
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[c]	1,188,185

The Fund 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[c]	487,490
Federal Home Loan Mortgage Corp.,
Notes	6.88	9/15/10	2,500,000	[c]	2,562,878
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[c]	1,839,293
Federal National Mortgage
Association, Notes	1.75	8/10/12	7,800,000	[c]	7,879,903
Federal National Mortgage
Association, Notes	2.00	1/9/12	3,700,000	[c]	3,762,963
Federal National Mortgage
Association, Unscd. Notes	2.63	11/20/14	6,800,000	[c]	6,863,641
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[c]	4,600,022
Federal National Mortgage
Association, Bonds	4.38	3/15/13	7,605,000	[c]	8,199,468
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[c]	915,978
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[c]	1,528,992
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[c]	1,640,581
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[c]	222,587
Federal National Mortgage
Association, Notes	5.00	3/15/16	240,000	[c]	266,418
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[c]	1,316,370
Federal National Mortgage
Association, Notes	5.13	4/15/11	2,500,000	[c]	2,610,298
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[c]	399,124
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000	[c]	1,078,999
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[c]	1,364,437
Federal National Mortgage
Association,	5.38	11/15/11	1,250,000	[c]	1,336,168
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000	[c]	1,251,224

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Bonds	6.00	5/15/11	2,450,000 [c]	2,588,283
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000 [c]	1,391,894
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000 [c]	1,573,243
Federal National Mortgage
Association, Notes	6.63	11/15/10	3,350,000 [c]	3,461,743
Financing (FICO),
Bonds	8.60	9/26/19	40,000	53,245
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000	713,045
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000	818,942
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000	720,106
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000	1,963,204
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000	189,375
				140,717,448
U.S. Government Agencies/
Mortgage-Backed—34.2%
Federal Home Loan Mortgage Corp.:
4.50%			6,600,000 [c,d]	6,656,720
2.75%, 10/1/32			9,772 [a,c]	10,221
3.00%, 12/1/34			40,887 [a,c]	42,418
3.10%, 2/1/35			648,724 [a,c]	660,387
3.50%, 6/1/19			39,753 [c]	39,678
4.00%, 8/1/18—5/1/39			18,819,335 [c]	18,917,126
4.50%, 5/1/10—1/1/40			45,099,430 [c]	46,050,188
4.68%, 2/1/34			551,353 [a,c]	576,858
4.69%, 6/1/34			39,004 [a,c]	40,826
4.72%, 8/1/35			481,726 [a,c]	503,144
4.79%, 4/1/33			18,751 [a,c]	19,389
4.98%, 6/1/35			16,665 [a,c]	17,427
5.00%, 12/1/17—9/1/39			53,346,379 [c]	55,648,919
5.00%, 12/1/34			59,252 [a,c]	61,826
5.12%, 8/1/34			25,601 [a,c]	27,105
5.22%, 11/1/33			27,420 [a,c]	28,967
5.31%, 3/1/37			329,500 [a,c]	347,925

The Fund 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
5.43%, 3/1/36	21,537 [a,c]	22,714
5.47%, 2/1/37	1,140,217 [a,c]	1,205,000
5.50%, 8/1/16—1/1/40	51,627,286 [c]	54,700,102
5.64%, 8/1/37	195,942 [a,c]	207,226
5.65%, 4/1/36	645,959 [a,c]	682,917
6.00%, 12/1/13—10/1/38	30,980,179 [c]	33,255,312
6.20%, 6/1/36	9,652 [a,c]	9,880
6.50%, 12/1/12—3/1/39	15,510,929 [c]	16,860,035
7.00%, 12/1/12—7/1/37	421,874 [c]	469,864
7.50%, 7/1/10—11/1/33	160,716 [c]	182,649
8.00%, 2/1/17—10/1/31	87,715 [c]	100,607
8.50%, 10/1/18—6/1/30	3,247 [c]	3,707
Federal National Mortgage Association:
5.00%	4,000,000 [c,d]	4,140,624
2.58%, 1/1/35	551,675 [a,c]	575,935
2.78%, 11/1/32	19,475 [a,c]	20,354
2.86%, 6/1/34	367,335 [a,c]	381,216
3.08%, 10/1/34	27,936 [a,c]	29,010
4.00%, 9/1/18—8/1/39	32,196,695 [c]	31,933,903
4.00%, 9/1/33	18,961 [a,c]	19,600
4.09%, 9/1/33	47,712 [a,c]	49,456
4.24%, 6/1/34	121,844 [a,c]	127,076
4.50%, 4/1/18—1/1/40	92,093,678 [c]	93,652,348
4.58%, 3/1/34	546,974 [a,c]	570,153
4.83%, 8/1/35	128,969 [a,c]	134,780
4.83%, 9/1/35	971,551 [a,c]	1,007,688
4.89%, 5/1/33	22,315 [a,c]	23,518
5.00%, 5/1/10—2/1/40	71,150,732 [c]	74,138,307
5.02%, 1/1/35	35,563 [a,c]	37,506
5.10%, 12/1/35	31,000 [a,c]	32,468
5.14%, 11/1/36	492,886 [a,c]	517,606
5.20%, 6/1/35	110,484 [a,c]	117,241
5.27%, 11/1/35	22,515 [a,c]	23,849
5.45%, 2/1/37	999,505 [a,c]	1,053,467
5.50%, 2/1/14—12/1/38	80,843,429 [c]	85,452,591
5.68%, 3/1/37	197,376 [a,c]	207,400
5.97%, 11/1/36	75,071 [a,c]	77,951
5.97%, 2/1/37	14,391 [a,c]	15,159
5.99%, 12/1/36	77,331 [a,c]	80,317
6.00%, 6/1/11—11/1/38	52,091,166 [c]	55,612,033
6.50%, 1/1/11—9/1/38	12,234,723 [c]	13,288,342

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
7.00%, 4/1/11—3/1/38	1,739,931 [c]	1,926,653
7.50%, 8/1/15—3/1/32	198,959 [c]	224,411
8.00%, 2/1/13—8/1/30	61,981 [c]	70,197
8.50%, 9/1/15—7/1/30	26,080 [c]	28,204
9.00%, 4/1/16—10/1/30	4,016 [c]	4,690
Government National Mortgage Association I:
5.00%	4,300,000 [d]	4,484,096
4.50%, 1/15/19—4/15/40	14,953,551	15,240,767
5.00%, 1/15/17—3/15/40	36,071,758	37,736,750
5.50%, 9/15/20—11/15/38	22,145,040	23,584,702
6.00%, 10/15/13—4/15/39	16,932,029	18,207,934
6.50%, 2/15/24—2/15/39	4,788,979	5,198,358
7.00%, 10/15/11—8/15/32	213,770	239,831
7.50%, 9/15/11—10/15/32	151,663	170,252
8.00%, 2/15/17—3/15/32	41,948	48,057
8.25%, 6/15/27	3,930	4,537
8.50%, 10/15/26	11,781	13,690
9.00%, 2/15/22—2/15/23	11,739	13,529
Government National Mortgage Association II:
3.50%, 5/20/34	27,920	26,226
6.50%, 2/20/28	2,002	2,222
8.50%, 7/20/25	1,382	1,594
		707,895,735
U.S. Government Securities—32.3%
U.S. Treasury Bonds:
3.00%, 2/28/17	9,500,000	9,456,215
3.50%, 2/15/39	2,500,000	2,089,063
4.25%, 5/15/39	5,200,000	4,966,000
4.38%, 2/15/38	2,480,000	2,430,400
4.38%, 11/15/39	6,200,000	6,045,967
4.50%, 2/15/36	3,800,000	3,820,782
4.50%, 5/15/38	2,900,000	2,899,548
4.50%, 8/15/39	5,600,000	5,572,874
4.63%, 2/15/40	6,300,000	6,400,409
4.75%, 2/15/37	2,900,000	3,026,423
5.00%, 5/15/37	955,000	1,035,429
5.25%, 11/15/28	1,440,000	1,606,725
5.25%, 2/15/29	1,200,000	1,338,187
5.38%, 2/15/31	1,405,000 [b]	1,595,334
6.00%, 2/15/26	1,600,000	1,927,501

The Fund 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
6.13%, 11/15/27	1,605,000	1,966,878
6.13%, 8/15/29	1,350,000	1,664,086
6.25%, 8/15/23	2,610,000	3,192,763
6.25%, 5/15/30	5,100,000	6,394,921
6.38%, 8/15/27	1,300,000	1,633,125
6.50%, 11/15/26	770,000	976,576
6.63%, 2/15/27	800,000	1,027,500
6.88%, 8/15/25	1,000,000	1,302,813
7.13%, 2/15/23	1,575,000	2,061,774
7.25%, 5/15/16	2,300,000	2,872,845
7.25%, 8/15/22	870,000	1,147,448
7.50%, 11/15/24	1,900,000	2,597,954
7.63%, 2/15/25	660,000	913,378
7.88%, 2/15/21	805,000	1,096,687
8.00%, 11/15/21	2,670,000	3,691,692
8.13%, 8/15/19	2,050,000	2,790,722
8.13%, 5/15/21	1,500,000	2,081,720
8.75%, 5/15/17	775,000	1,055,756
8.75%, 5/15/20	775,000	1,105,223
8.75%, 8/15/20	2,000,000	2,860,000
8.88%, 8/15/17	2,725,000	3,750,069
8.88%, 2/15/19	1,000,000	1,412,344
9.00%, 11/15/18	660,000	935,808
U.S. Treasury Notes:
0.75%, 11/30/11	15,000,000	15,001,170
0.88%, 12/31/10	9,000,000	9,033,399
0.88%, 4/30/11	7,000,000	7,029,533
1.00%, 9/30/11	9,000,000	9,042,894
1.00%, 3/31/12	20,600,000 [b]	20,631,436
1.00%, 4/30/12	10,400,000	10,408,185
1.13%, 6/30/11	10,000,000	10,073,050
1.13%, 1/15/12	14,000,000	14,075,474
1.38%, 2/15/12	10,800,000	10,899,986
1.38%, 5/15/12	5,000,000	5,040,235
1.38%, 9/15/12	18,000,000	18,095,634
1.38%, 1/15/13	7,300,000	7,303,993
1.38%, 2/15/13	6,700,000	6,695,813
1.38%, 3/15/13	7,000,000	6,986,322
1.50%, 7/15/12	9,500,000	9,598,715
1.50%, 12/31/13	6,800,000	6,718,189
1.75%, 11/15/11	13,000,000	13,207,701
1.75%, 8/15/12	15,000,000	15,223,830
1.75%, 1/31/14	10,700,000	10,645,665

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.75%, 3/31/14	3,200,000	3,173,750
1.88%, 6/15/12	7,800,000	7,941,983
1.88%, 2/28/14	2,900,000	2,894,110
1.88%, 4/30/14	8,915,000	8,870,425
2.00%, 9/30/10	4,400,000	4,432,142
2.13%, 11/30/14	13,650,000	13,572,154
2.25%, 5/31/14	3,500,000	3,528,984
2.38%, 8/31/14	5,500,000	5,551,563
2.38%, 10/31/14	13,000,000	13,079,222
2.38%, 2/28/15	8,500,000	8,506,690
2.38%, 3/31/16	4,000,000	3,908,440
2.50%, 3/31/13	2,600,000	2,680,031
2.50%, 3/31/15	6,500,000 [b]	6,533,514
2.50%, 4/30/15	8,650,000	8,683,104
2.63%, 6/30/14	9,000,000	9,195,471
2.63%, 7/31/14	5,000,000	5,102,345
2.63%, 12/31/14	4,400,000	4,465,314
2.63%, 2/29/16	300,000	297,703
2.75%, 11/30/16	10,000,000	9,839,060
2.75%, 2/15/19	8,200,000	7,726,581
2.88%, 1/31/13	3,495,000	3,639,714
3.00%, 9/30/16	5,500,000	5,509,026
3.13%, 4/30/13	6,600,000	6,920,720
3.13%, 9/30/13	3,000,000	3,140,859
3.13%, 10/31/16	5,000,000	5,038,280
3.13%, 1/31/17	9,600,000	9,636,749
3.13%, 5/15/19	7,900,000	7,633,991
3.25%, 5/31/16	2,500,000	2,557,228
3.25%, 6/30/16	4,600,000 [b]	4,698,468
3.25%, 7/31/16	2,500,000	2,550,588
3.25%, 12/31/16	4,700,000	4,758,383
3.25%, 3/31/17	3,000,000	3,028,593
3.38%, 11/30/12	790,000	833,079
3.38%, 6/30/13	3,425,000	3,616,321
3.38%, 7/31/13	6,500,000	6,862,577
3.38%, 11/15/19	11,000,000	10,772,267
3.50%, 5/31/13	2,370,000	2,511,276
3.50%, 2/15/18	6,035,000	6,130,715
3.63%, 5/15/13	2,700,000	2,871,493
3.63%, 8/15/19	9,400,000	9,416,159
3.63%, 2/15/20	13,100,000	13,063,163
3.75%, 11/15/18	6,515,000	6,655,991
3.88%, 2/15/13	1,150,000	1,229,692

The Fund 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.88%, 5/15/18	6,200,000	6,439,283
4.00%, 2/15/14	2,700,000	2,911,993
4.00%, 2/15/15	3,600,000	3,876,188
4.00%, 8/15/18	3,500,000	3,652,579
4.13%, 8/31/12	1,200,000	1,283,906
4.13%, 5/15/15	2,000,000	2,164,532
4.25%, 9/30/12	800,000	859,125
4.25%, 8/15/13	2,800,000	3,038,218
4.25%, 11/15/13	3,921,000	4,262,558
4.25%, 8/15/14	2,700,000	2,940,891
4.25%, 11/15/14	7,400,000	8,063,114
4.25%, 8/15/15	1,305,000	1,419,289
4.25%, 11/15/17	2,530,000	2,707,695
4.38%, 8/15/12	225,000	241,945
4.50%, 9/30/11	676,000	712,837
4.50%, 11/30/11	3,500,000	3,708,086
4.50%, 3/31/12	2,950,000	3,151,777
4.50%, 11/15/15	3,800,000	4,184,157
4.50%, 2/15/16	425,000	466,736
4.50%, 5/15/17	1,800,000	1,963,969
4.63%, 8/31/11	700,000	737,489
4.63%, 10/31/11	4,300,000	4,554,139
4.63%, 11/15/16	2,000,000	2,202,188
4.63%, 2/15/17	2,252,000	2,478,081
4.75%, 3/31/11	1,800,000	1,870,805
4.75%, 5/15/14	2,400,000	2,661,374
4.75%, 8/15/17	2,300,000	2,543,296
4.88%, 4/30/11	9,600,000	10,020,000
4.88%, 5/31/11	9,200,000	9,634,847
4.88%, 7/31/11	4,500,000	4,742,933
4.88%, 8/15/16	2,530,000	2,828,462
5.00%, 8/15/11	4,125,000	4,361,383
5.13%, 5/15/16	1,350,000	1,526,977
		669,722,933
Total Bonds and Notes
(cost $1,979,887,599)		2,042,548,960

Other Investment—2.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $58,039,000)	58,039,000 [e]	58,039,000

Investment of Cash Collateral
for Securities Loaned—1.3%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $26,622,087)	26,622,087 [e]	26,622,087

Total Investments (cost $2,064,548,686)	102.7%	2,127,210,047
Liabilities, Less Cash and Receivables	(2.7%)	(56,824,763)
Net Assets	100.0%	2,070,385,284

a	Variable rate security—interest rate subject to periodic change.
b

Security, or portion thereof, on loan. At April 30, 2010, the total market value of the fund’s securities on loan is $46,485,891 and the total market value of the collateral held by the fund is $47,698,420, consisting of cash collateral of $26,622,087 and U.S. Government and Agency securities valued at $21,076,333.

c

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

d	Purchased on a forward commitment basis.
e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	73.3	State/Government
Corporate Bonds	22.2	General Obligations	.3
Money Market Investments	4.1	Asset/Mortgage-Backed	.2
Foreign/Governmental	2.6		102.7

† Based on net assets.
See notes to financial statements.

The Fund 49

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $46,485,891)—Note 1(b):
Unaffiliated issuers	1,979,887,599	2,042,548,960
Affiliated issuers	84,661,087	84,661,087
Cash		1,116,785
Dividends and interest receivable		16,165,408
Receivable for shares of Capital Stock subscribed		2,585,548
		2,147,077,788
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		449,169
Payable for investment securities purchased		48,119,584
Liability for securities on loan—Note 1(b)		26,622,087
Payable for shares of Capital Stock redeemed		1,501,664
		76,692,504
Net Assets ($)		2,070,385,284
Composition of Net Assets ($):
Paid-in capital		2,017,472,949
Accumulated distributions in excess of investment income—net		(1,730,269)
Accumulated net realized gain (loss) on investments		(8,018,757)
Accumulated net unrealized appreciation
(depreciation) on investments		62,661,361
Net Assets ($)		2,070,385,284

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	981,905,894	1,088,479,390
Shares Outstanding	93,991,590	104,136,945
Net Asset Value Per Share ($)	10.45	10.45

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	37,443,815
Income from securities lending—Note 1(b)	75,750
Cash dividends;
Affiliated issuers	35,135
Total Income	37,554,700
Expenses:
Management fee—Note 3(a)	1,495,044
Distribution fees (Investor Shares)—Note 3(b)	1,271,311
Directors’ fees—Note 3(a)	80,739
Loan commitment fees—Note 2	12,189
Total Expenses	2,859,283
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(80,739)
Net Expenses	2,778,544
Investment Income—Net	34,776,156
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,481,365
Net unrealized appreciation (depreciation) on investments	4,944,027
Net Realized and Unrealized Gain (Loss) on Investments	6,425,392
Net Increase in Net Assets Resulting from Operations	41,201,548

See notes to financial statements.

The Fund 51

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	34,776,156	52,557,217
Net realized gain (loss) on investments	1,481,365	(1,490,858)
Net unrealized appreciation
(depreciation) on investments	4,944,027	96,428,232
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,201,548	147,494,591
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(17,984,588)	(27,094,726)
BASIC Shares	(18,536,055)	(26,775,741)
Total Dividends	(36,520,643)	(53,870,467)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	459,154,031	648,320,188
BASIC Shares	352,678,464	701,086,677
Dividends reinvested:
Investor Shares	17,593,249	26,500,449
BASIC Shares	15,206,742	19,893,236
Cost of shares redeemed:
Investor Shares	(396,011,796)	(252,727,519)
BASIC Shares	(214,666,295)	(256,034,228)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	233,954,395	887,038,803
Total Increase (Decrease) in Net Assets	238,635,300	980,662,927
Net Assets ($):
Beginning of Period	1,831,749,984	851,087,057
End of Period	2,070,385,284	1,831,749,984
Undistributed (distributions in excess of)
investment income—net	(1,730,269)	14,218

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Capital Share Transactions:
Investor Shares
Shares sold	44,041,191	64,057,692
Shares issued for dividends reinvested	1,689,539	2,595,776
Shares redeemed	(38,108,207)	(24,871,140)
Net Increase (Decrease) in Shares Outstanding	7,622,523	41,782,328
BASIC Shares
Shares sold	33,869,361	68,849,287
Shares issued for dividends reinvested	1,459,102	1,945,393
Shares redeemed	(20,611,201)	(25,266,145)
Net Increase (Decrease) in Shares Outstanding	14,717,262	45,528,535

See notes to financial statements.

The Fund 53

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
Investor Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.42	9.62	10.03	10.02	10.01	10.38
Investment Operations:
Investment income—net[a]	.18	.39	.47	.47	.45	.41
Net realized and unrealized
gain (loss) on investments	.03	.81	(.41)	.02	.02	(.34)
Total from Investment Operations	.21	1.20	.06	.49	.47	.07
Distributions:
Dividends from
investment income—net	(.18)	(.40)	(.47)	(.48)	(.46)	(.43)
Dividends from net realized
gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.18)	(.40)	(.47)	(.48)	(.46)	(.44)
Net asset value, end of period	10.45	10.42	9.62	10.03	10.02	10.01
Total Return (%)	2.06[b]	12.70	.51	4.99	4.79	.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41[c]	.41	.41	.41	.40	.40
Ratio of net expenses
to average net assets	.40[c]	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	3.36[c]	3.81	4.64	4.73	4.53	4.06
Portfolio Turnover Rate	19.74[b]	24.78	25.41	42.83[d]	31.05	46.96
Net Assets, end of period
($ x 1,000)	981,906	899,701	428,768	297,998	225,507	211,701

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.

See notes to financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
BASIC Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.42	9.62	10.04	10.03	10.02	10.39
Investment Operations:
Investment income—net[a]	.19	.41	.48	.50	.47	.44
Net realized and unrealized
gain (loss) on investments	.04	.82	(.40)	.01	.02	(.34)
Total from Investment Operations	.23	1.23	.08	.51	.49	.10
Distributions:
Dividends from
investment income—net	(.20)	(.43)	(.50)	(.50)	(.48)	(.46)
Dividends from net realized
gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.20)	(.43)	(.50)	(.50)	(.48)	(.47)
Net asset value, end of period	10.45	10.42	9.62	10.04	10.03	10.02
Total Return (%)	2.19[b]	12.99	.67	5.25	5.06	.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16[c]	.16	.16	.16	.15	.15
Ratio of net expenses
to average net assets	.15[c]	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	3.62[c]	4.05	4.89	4.99	4.78	4.31
Portfolio Turnover Rate	19.74[b]	24.78	25.41	42.83[d]	31.05	46.96
Net Assets, end of period
($ x 1,000)	1,088,479	932,049	422,319	246,724	197,732	187,827

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.

See notes to financial statements.

The Fund 55

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective seeks to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: BASIC and Investor. BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury	—	669,722,933	—	669,722,933
Asset-Backed	—	4,504,411	—	4,504,411
Corporate Bonds†	—	400,139,470	—	400,139,470
Foreign Government	—	54,160,785	—	54,160,785
Municipal Bonds	—	6,946,757	—	6,946,757
U.S. Government
Agencies/
Mortgage-Backed	—	848,613,183	—	848,613,183
Commercial
Mortgage-Backed	—	58,461,421	—	58,461,421
Mutual Funds	84,661,087	—	—	84,661,087

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2010, The Bank of New York Mellon earned $40,788 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $9,454,391 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $200,657 of the carryover expires in fiscal 2012, $1,287,894 expires in fiscal 2013, $3,695,859 expires in fiscal 2014, $536,637 expires in fiscal 2015, $973,609 expires in fiscal 2016 and $2,759,735 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income $53,870,467. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on April 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in con-

The Fund 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

junction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expenses of the BASIC shares and Investor shares of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .34% and .59% of the value of the respective class’ average daily net assets. During the period ended April 30, 2010, there was no expense reimbursement pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 2010, Investor shares were charged $1,271,311 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $250,689 and Rule 12b-1 distribution plan fees $198,480.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $617,668,970 and $384,742,985, respectively.

The Fund 63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($) 4/30/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	44,143,000	677,975,000	664,079,000 58,039,000	2.8
Dreyfus
Institutional
Cash
Advantage
Plus
Fund	417,390,539	371,121,797	761,890,249 26,622,087	1.3
Total	461,533,539	1,049,096,797	1,425,969,249 84,661,087	4.1

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010. These disclosures did not impact the notes to the financial statements.

At April 30, 2010, accumulated net unrealized appreciation on investments was $62,661,361, consisting of $67,702,240 gross unrealized appreciation and $5,040,879 gross unrealized depreciation.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

The Fund 65

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load and front-end load intermediate U.S. government funds and intermediate investment-grade debt funds that are benchmarked against the Barclays Capital Aggregate Bond Index (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional intermediate U.S. government funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance was at or above the Performance Group median and above the Performance Universe median for the past ten one-year periods ended December 31st (2000-2009). The Board members noted that the fund’s total return performance was at or above the Performance Group median for the two-, three-, four-, five and ten-year periods ended December 31, 2009, below the Performance Group median for the one-year period ended December 31, 2009 and above the Performance Universe medians for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2009.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and

Expense Universe medians, and the fund’s expense ratio was below the Expense Group median and above the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by a mutual fund managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant

The Fund 67

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

circumstances for the fund. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 69

For More Information

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
24	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large amount of investors still seeking low risk investments (such as cash instruments) and others seeking high risk investments (such as smaller-cap and emerging market securities), while the investment classes in the middle of the risk spectrum have seemingly been ignored.

It is important to note that the investor sentiment cycle usually lags the economic cycle.That’s why we continue to stress the importance of a long-term, well-balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio in the past year, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term emotions.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2009, through April 30, 2010, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Disciplined Stock Fund produced a total return of 16.63%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 15.66% for the same period.2

Stocks generally rose amid mounting evidence of improved U.S. economic performance, with some of the more economically sensitive market segments, such as the consumer discretionary and industrials sectors, leading the reporting period’s advance.The fund outperformed its benchmark, largely due to stock selection in these sectors, boosted by an overweighted exposure to consumer discretionary, as well as very strong stock selection in the energy sector, which centered on an underweighted position in large oil refiners.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks focusing on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, remaining industry and sector neutral in relation to the S&P 500 Index.We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Economic Recovery Drove Broad Market Gains

Evidence accumulated throughout the reporting period that the U.S. economy was in the midst of a sustained recovery.Accelerating industrial activity, rising consumer spending and improved corporate earnings bolstered investor confidence and drove stocks broadly higher. At the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

same time, however, questions remained regarding the recovery’s strength due to unemployment and foreclosure rates that had not yet peaked, the uncertain impact of government regulatory initiatives, and the ramifications of a European sovereign debt crisis on global economic growth.

These concerns sparked heightened market volatility, causing the S&P 500 Index to lose more than 8% of its value between January 19 and February 8, 2010. Nevertheless, a steady flow of positive U.S. economic news subsequently caused domestic stocks to resume their climb, driving the S&P 500 Index to double-digit gains for the reporting period overall.

Positioned to Benefit from Recovery

As the rally unfolded, we emphasized market sectors and individual companies that appeared poised to thrive in the early stages of the economic cycle. This positioning enabled the fund to outperform its benchmark. In light of expectations for a rebound in household spending, the fund held overweighted exposure to economically-sensitive, consumer-oriented companies, which ranked among the market’s top performers during the reporting period. More specifically, we focused on specialty retailers, such as home improvement specialist The Home Depot and women’s clothing and accessories seller Limited Brands, which beat earnings expectations on the strength of improving sales and higher profit margins. Consumer discretionary holdings leveraged to the automobile and media industries, such as Autoliv and News Corp., respectively, further contributed to the fund’s relative performance as business conditions improved.

Several of the fund’s holdings benefited from rising earnings and revenues during the reporting period. Among them, engine maker Cummins and air carrier Delta Air Lines effectively increased sales while reducing costs.The fund also added value in the energy sector by focusing on independent oil and gas producers, such as Newfield Exploration, which generated growth during a difficult environment for large, integrated energy companies and refiners. Finally, the fund’s investment in bottler Coca-Cola Enterprises rose sharply in response to a partial buy-out from The Coca-Cola Company.

4

On the other hand,the fund underperformed its benchmark in the information technology and financials sectors. Technology holdings—such as QUALCOMM, Motorola, Google and Oracle—faced short-term challenges that subtracted from their stock prices. In the financials sector, overweight positions in Morgan Stanley and JPMorgan Chase

& Co. detracted from performance, as investors fretted about the strength of the recovery and financial market regulation.

Preparing for the Next Stage in the Economic Cycle

We continually adjust the fund’s composition in an effort to position it for the next stage of the economic cycle. As of the reporting period’s end, we have emphasized high-quality companies with strong competitive positions that we believe can meet or exceed earnings expectations over the coming months. We have found a relatively large number of investment opportunities in the health care sector, particularly among biotechnology companies with good growth prospects in our view, and in the consumer discretionary sector. As of the end of the reporting period, the fund also held mildly overweighted exposure to industrial and information technology stocks. In contrast, the fund held less exposure than its benchmark to the financials sector, where we believe risks remain high; the telecommunications services sector, where industry fundamentals appear weak; the materials sector, where valuations have climbed to richer levels; and in the traditionally defensive utilities and consumer staples sectors.

May 17, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

Expenses paid per $1,000†	$5.37
Ending value (after expenses)	$1,166.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

Expenses paid per $1,000†	$5.01
Ending value (after expenses)	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—13.0%
Autoliv	112,320 [a,b]	6,149,520
Carnival	75,850	3,162,945
Central European Media Enterprises, Cl. A	117,490 [a,b]	3,994,660
Darden Restaurants	94,910	4,247,223
Home Depot	351,610	12,394,253
Newell Rubbermaid	432,590	7,384,311
News, Cl. A	791,890	12,210,944
Stanley Black and Decker	87,910	5,463,607
Target	232,490	13,221,706
Time Warner	257,883	8,530,770
		76,759,939
Consumer Staples—10.0%
Clorox	71,610	4,633,167
Coca-Cola Enterprises	317,200	8,795,956
CVS Caremark	125,630	4,639,516
Energizer Holdings	102,440 [b]	6,259,084
Nestle, ADR	133,880	6,546,732
PepsiCo	218,010	14,218,612
Philip Morris International	171,790	8,431,453
Unilever, ADR	186,440	5,611,844
		59,136,364
Energy—10.5%
Alpha Natural Resources	69,710 [b]	3,281,947
Chevron	123,540	10,061,098
ConocoPhillips	149,860	8,870,213
ENSCO, ADR	153,230	7,229,391
EOG Resources	44,870	5,030,824
Hess	94,690	6,017,550
Newfield Exploration	116,160 [b]	6,759,350
Occidental Petroleum	127,850	11,335,181
Valero Energy	187,470	3,897,501
		62,483,055
Exchange Traded Funds—1.0%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	50,660 [a]	6,018,915

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—13.8%
American Express	139,150	6,417,598
Bank of America	974,030	17,366,955
Capital One Financial	118,510	5,144,519
Franklin Resources	39,600 [a]	4,579,344
Genworth Financial, Cl. A	344,910 [b]	5,697,913
Goldman Sachs Group	17,580	2,552,616
JPMorgan Chase & Co.	344,530	14,670,087
Lincoln National	178,210	5,451,444
MetLife	146,100	6,659,238
Morgan Stanley	112,880	3,411,234
Wells Fargo & Co.	244,230	8,086,455
XL Capital, Cl. A	102,110	1,817,558
		81,854,961
Health Care—15.0%
Alexion Pharmaceuticals	85,200 [b]	4,675,776
AmerisourceBergen	262,920	8,111,082
Amgen	92,870 [b]	5,327,023
Amylin Pharmaceuticals	318,710 [b]	6,578,174
CIGNA	117,330	3,761,600
Covidien	80,140	3,845,919
Hospira	77,970 [b]	4,194,006
Human Genome Sciences	243,180 [b]	6,733,654
King Pharmaceuticals	306,480 [b]	3,003,504
Mednax	47,990 [b]	2,636,571
Merck & Co.	333,827	11,697,298
Pfizer	817,034	13,660,808
St. Jude Medical	70,970 [b]	2,896,995
Teva Pharmaceutical Industries, ADR	31,410	1,844,709
Thermo Fisher Scientific	56,490 [b]	3,122,767
Universal Health Services, Cl. B	89,770	3,332,262
WellPoint	65,680 [b]	3,533,584
		88,955,732
Industrial—11.3%
AMR	324,150 [b]	2,392,227
Caterpillar	66,250	4,510,963
Cummins	59,040	4,264,459
Dover	144,960	7,569,811

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
FedEx	53,680	4,831,737
General Electric	261,340	4,928,872
Norfolk Southern	196,960	11,685,637
Parker Hannifin	85,140	5,889,985
Raytheon	145,380	8,475,654
Textron	231,530 [a]	5,288,145
Tyco International	180,250	6,991,898
		66,829,388
Information Technology—19.0%
Apple	54,940 [b]	14,345,933
BMC Software	111,430 [b]	4,385,885
Cisco Systems	423,750 [b]	11,407,350
EMC	429,560 [b]	8,165,936
Google, Cl. A	18,830 [b]	9,894,035
Hewlett-Packard	209,070	10,865,368
International Business Machines	60,270	7,774,830
Microsoft	568,450	17,360,463
Oracle	440,710	11,387,946
QUALCOMM	79,390	3,075,569
Research In Motion	83,090 [b]	5,915,177
Sybase	109,100 [a,b]	4,732,758
Teradata	123,850 [b]	3,600,320
		112,911,570
Materials—2.2%
Dow Chemical	176,540	5,442,728
E.I. du Pont de Nemours & Co.	187,020	7,450,877
		12,893,605
Telecommunication
Services—1.4%
AT & T	325,330	8,478,100
Utilities—2.5%
American Electric Power	104,420	3,581,606
PG & E	96,450 [a]	4,224,510
Public Service Enterprise Group	218,330	7,014,943
		14,821,059
Total Common Stocks
(cost $473,480,060)		591,142,688

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $397,000)	397,000 [c]	397,000

Investment of Cash Collateral
for Securities Loaned—2.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $14,650,507)	14,650,507 [c]	14,650,507

Total Investments (cost $488,527,567)	102.3%	606,190,195
Liabilities, Less Cash and Receivables	(2.3%)	(13,646,577)
Net Assets	100.0%	592,543,618

ADR—American Depository Receipts

a Security, or portion thereof, on loan. At April 30, 2010, the total market value of the fund’s securities on loan is
$13,944,217 and the total market value of the collateral held by the fund is $14,650,507.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.0	Money Market Investments	2.6
Health Care	15.0	Utilities	2.5
Financial	13.8	Materials	2.2
Consumer Discretionary	13.0	Telecommunication Services	1.4
Industrial	11.3	Exchange Traded Funds	1.0
Energy	10.5
Consumer Staples	10.0		102.3

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,944,217)—Note 1(b):
Unaffiliated issuers	473,480,060	591,142,688
Affiliated issuers	15,047,507	15,047,507
Cash		98,018
Receivable for investment securities sold		7,306,347
Dividends and interest receivable		435,174
Receivable for shares of Capital Stock subscribed		16,069
		614,045,803
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		495,266
Liability for securities on loan—Note 1(b)		14,650,507
Payable for investment securities purchased		5,855,534
Payable for shares of Capital Stock redeemed		500,878
		21,502,185
Net Assets ($)		592,543,618
Composition of Net Assets ($):
Paid-in capital		581,270,094
Accumulated undistributed investment income—net		816,981
Accumulated net realized gain (loss) on investments		(107,206,085)
Accumulated net unrealized appreciation
(depreciation) on investments		117,662,628
Net Assets ($)		592,543,618
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		20,794,699
Net Asset Value, offering and redemption price per share ($)		28.49

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $71,341 foreign taxes withheld at source):
Unaffiliated issuers	4,737,225
Affiliated issuers	1,368
Income from securities lending—Note 1(b)	9,695
Total Income	4,748,288
Expenses:
Management fee—Note 3(a)	2,542,029
Distribution fees—Note 3(b)	282,448
Directors’ fees—Note 3(a)	23,201
Loan commitment fees—Note 2	4,557
Interest expense—Note 2	367
Total Expenses	2,852,602
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(23,201)
Net Expenses	2,829,401
Investment Income—Net	1,918,887
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	31,643,404
Net unrealized appreciation (depreciation) on investments	53,510,885
Net Realized and Unrealized Gain (Loss) on Investments	85,154,289
Net Increase in Net Assets Resulting from Operations	87,073,176

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	1,918,887	5,703,872
Net realized gain (loss) on investments	31,643,404	(102,635,753)
Net unrealized appreciation
(depreciation) on investments	53,510,885	139,727,090
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,073,176	42,795,209
Dividends to Shareholders from ($):
Investment income—net	(1,843,955)	(7,879,346)
Capital Stock Transactions ($):
Net proceeds from shares sold	8,635,612	32,556,197
Dividends reinvested	1,721,086	7,330,420
Cost of shares redeemed	(38,206,502)	(72,335,238)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(27,849,804)	(32,448,621)
Total Increase (Decrease) in Net Assets	57,379,417	2,467,242
Net Assets ($):
Beginning of Period	535,164,201	532,696,959
End of Period	592,543,618	535,164,201
Undistributed investment income—net	816,981	742,049
Capital Share Transactions (Shares):
Shares sold	318,878	1,587,642
Shares issued for dividends reinvested	67,701	343,773
Shares redeemed	(1,425,269)	(3,492,758)
Net Increase (Decrease) in Shares Outstanding	(1,038,690)	(1,561,343)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	24.51	22.77	40.24	37.35	32.52	30.02
Investment Operations:
Investment income—net[a]	.09	.25	.35	.26	.29	.34
Net realized and unrealized
gain (loss) on investments	3.98	1.83	(13.57)	6.31	4.88	2.46
Total from Investment Operations	4.07	2.08	(13.22)	6.57	5.17	2.80
Distributions:
Dividends from
investment income—net	(.09)	(.34)	(.34)	(.23)	(.34)	(.30)
Dividends from net realized
gain on investments	—	—	(3.91)	(3.45)	—	—
Total Distributions	(.09)	(.34)	(4.25)	(3.68)	(.34)	(.30)
Net asset value, end of period	28.49	24.51	22.77	40.24	37.35	32.52
Total Return (%)	16.63[b]	9.38	(36.51)	18.98	16.01	9.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[c]	1.01	1.01	1.01	1.00	1.00
Ratio of net expenses
to average net assets	1.00[c]	1.00	1.00	.98	.93	.90
Ratio of net investment income
to average net assets	.68[c]	1.18	1.12	.69	.86	1.06
Portfolio Turnover Rate	37.77[b]	103.96	70.11	49.43	96.40	68.42
Net Assets, end of period
($ x 1,000)	592,544	535,164	532,697	945,819	941,091 1,075,938

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange, are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	547,831,740	—	—	547,831,740
Equity Securities—
Foreign†	37,292,033	—	—	37,292,033
Mutual Funds/
Exchange
Traded Funds	21,066,422	—	—	21,066,422

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2010, The Bank of NewYork Mellon earned $4,155 from lending portfolio securities, pursuant to the securities lending agreement.

18

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $138,206,880 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $34,548,052 of the carryover expires in fiscal 2016 and $103,658,828 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$7,879,346. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $53,000, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board

20

meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2010, the fund was charged $282,448 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $445,866 and Rule 12b-1 distribution plan fees $49,400.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $211,086,341 and $235,362,271, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($) 4/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	5,525,000	48,293,000	53,421,000 397,000	0.1
Dreyfus
Institutional
Cash
Advantage
Fund	25,024,684	178,563,393	188,937,570 14,650,507	2.5
Total	30,549,684	226,856,393	242,358,570 15,047,507	2.6

22

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

At April 30, 2010, accumulated net unrealized appreciation on investments was $117,662,628, consisting of $124,651,021 gross unrealized appreciation and $6,988,393 gross unrealized depreciation.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and prac-

24

tices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load, large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for each reported period except for the four-year period ended December 31, 2009, when it was above the Performance Group median.The Board also noted that the fund’s total return performance was below the Performance Universe medians for the one-, two-, and ten-year periods ended December 31, 2009, and above the Performance Universe medians for the three- and five-year periods ended December 31, 2009. As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks had outperformed during 2009 and high quality stocks had been out of favor during 2009.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting that the fund was the only fund in the Expense Group with a “unitary fee” structure,

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

the Board members noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians. The Board members noted that the fund’s expense ratio was above the Expense Group median and below the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which,like the con-sultant,found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection

26

with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was somewhat concerned with the fund’s relative perfor- mance and determined to monitor the fund’s performance closely.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per- formance, expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

28

Dreyfus Money Market Reserves

SEMIANNUAL REPORT April 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
22	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus Money Market Reserves Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large number of investors still seeking low-risk investments (such as cash instruments) and others seeking high-risk investments (such as smaller-cap and emerging markets securities).

Liquidity and preservation of capital are still important components of an investor’s investment portfolio. However, if you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about the potential that higher-yielding investment-grade alternatives, such as short-term bond funds, may offer in accordance with your specific risk tolerance and liquidity needs.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Money Market Reserves’ Investor shares produced an annualized yield of 0.00%, and Class R shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite mounting evidence of an economic recovery, money market yields remained at historical lows during the reporting period as the Federal Reserve Board’s (the “Fed”) target for the overnight federal funds rate remained between 0.00% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

Despite Recovery, Monetary Policy Remained Unchanged

The reporting period began in the midst of a sustained economic recovery. The rebound was fueled, in part, by the Fed’s aggressive monetary policy, including an overnight federal funds rate that

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

remained unchanged in a historically low range between 0.00% and 0.25%. Consequently, money market yields remained near zero percent during the reporting period.

U.S. GDP grew at a 5.6% annualized rate during the fourth quarter of 2009, marking the second consecutive quarter of expansion in the wake of the Great Recession. The recovery was driven by steady improvement in manufacturing activity, an apparent bottoming of housing prices and revived business and consumer spending. However, the unemployment rate remained high, ending the year at 10%.

Although inventory rebuilding accounted for more than half of the gain in fourth-quarter 2009 GDP, economists were encouraged in January 2010 by a better-than-expected improvement in retail sales. In addition, the unemployment rate fell to 9.7% and job losses continued to moderate in January and February.

Manufacturing activity rose for the eighth straight month in March, and it did so at the fastest rate in almost six years. The employment situation continued to improve, as 162,000 new jobs were created during the month while the unemployment rate held steady. However, the housing market continued to struggle, with existing home sales sliding –0.6% compared to the previous month.

Employment improved in April by the largest margin in approximately four years. Non-farm payrolls grew by 290,000 even as workers returning to the labor force pushed the unemployment rate up to 9.9%. It was also announced during the month that U.S. GDP grew at an estimated 3.2% annualized rate during the first quarter of 2010, a far milder gain than similar stages of most previous recoveries. According to the U.S. Department of Commerce, the sub-par expansion reflected positive contributions stemming from greater personal consumption,replenished inventories and rising export activity.

Finally, the U.S. Securities and Exchange Commission (“SEC”) issued new regulations governing money market funds, many of which became effective in March 2010. According to the SEC, the “new rules are

4

intended to increase the resilience of money market funds to economic stresses and reduce the risks of runs on the funds by tightening the maturity and credit quality standards and imposing new liquidity requirements.”These new regulations had relatively little impact on the fund, which historically has been conservatively managed.

An Unwavering Focus on Quality

With few opportunities available in the short-term credit markets for significant levels of current income, most money market funds maintained weighted maturities that were shorter than historical averages. The fund was no exception, as we set its weighted average maturity roughly in line with industry averages for most of the reporting period.

As the economy continues to recover, some analysts have begun to anticipate higher short-term interest rates.However,inflationary pressures have remained low, and the Fed repeatedly has stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” Concerns regarding the fragility of the credit markets seem to have eased, as the Fed discontinued certain market support programs at the end of March.As always, as we look for signs that the Fed is prepared to raise interest rates, we maintain the fund’s focus on credit quality and liquidity.

May 17, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings
(as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus) involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.19	$ 1.24
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.20	$ 1.25
Ending value (after expenses)	$1,023.60	$1,023.55

† Expenses are equal to the fund’s annualized expense ratio of .24% for Investor shares and .25% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—19.3%	Amount ($)	Value ($)
Bank of Montreal (Yankee)
0.22%, 5/10/10	20,000,000	20,000,000
Natixis (Yankee)
0.27%, 5/5/10	20,000,000	20,000,000
Royal Bank of Scotland PLC (Yankee)
0.25%, 6/4/10	20,000,000	20,000,000
Societe Generale (Yankee)
0.25%, 6/25/10	20,000,000	20,000,000
Total Negotiable Bank Certificates of Deposit
(cost $80,000,000)		80,000,000

Commercial Paper—47.0%
Abbey National North America LLC
0.20%, 5/3/10	20,000,000	19,999,778
Banco Bilbao Vizcaya Argentaria
0.25%, 6/8/10	19,500,000	19,494,854
Bank of Nova Scotia
0.25%, 6/30/10	20,000,000	19,991,666
Barclays U.S. Funding Corp.
0.42%, 5/5/10	20,000,000	19,999,067
Fortis Funding LLC
0.26%, 6/29/10	20,000,000 [a]	19,991,478
General Electric Co.
0.19%, 5/3/10	15,000,000	14,999,842
NRW Bank
0.25%, 6/22/10	20,000,000	19,992,922
Svenska Handelsbanken Inc.,
0.23%, 6/10/10	20,000,000	19,994,889
U.S. Bank NA
0.20%, 6/30/10	20,000,000	19,993,333
UBS Finance Delaware Inc.
0.20%, 5/3/10	20,000,000	19,999,778
Total Commercial Paper
(cost $194,457,607)		194,457,607

Asset-Backed Commercial Paper—25.3%
CAFCO LLC
0.32%, 7/6/10	20,000,000 [a]	19,988,267
Cancara Asset Securitisation Ltd.
0.25%, 6/14/10	25,000,000 [a]	24,992,361

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)	Value ($)
LMA Americas LLC
0.26%, 6/22/10	20,000,000 [a]	19,992,489
Manhattan Asset Funding Company LLC
0.23%, 5/20/10	20,000,000 [a]	19,997,572
Solitaire Funding Ltd.
0.28%, 6/24/10	20,000,000 [a]	19,991,600
Total Asset-Backed Commercial Paper
(cost $104,962,289)		104,962,289

Corporate Note—4.8%
Bank of America Securities LLC
0.36%, 5/3/10
(cost $20,000,000)	20,000,000	20,000,000

Time Deposit—3.6%
Commerzbank AG (Grand Cayman)
0.20%, 5/3/10
(cost $15,000,000)	15,000,000	15,000,000

Total Investments (cost $414,419,896)	100.0%	414,419,896
Cash and Receivables (Net)	.0%	70,318
Net Assets	100.0%	414,490,214

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, these securities amounted to $124,953,767 or 30.1% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	80.7	Finance	3.6
Asset-Backed/
Multi-Seller Programs	15.7		100.0

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	414,419,896	414,419,896
Cash		182,646
Interest receivable		29,322
		414,631,864
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		92,840
Payable for shares of Capital Stock redeemed		48,798
Dividend payable		12
		141,650
Net Assets ($)		414,490,214
Composition of Net Assets ($):
Paid-in capital		414,488,674
Accumulated net realized gain (loss) on investments		1,540
Net Assets ($)		414,490,214

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	274,785,752	139,704,462
Shares Outstanding	274,784,760	139,703,914
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Interest Income	607,761
Expenses:
Management fee—Note 2(a)	1,239,774
Distribution fees (Investor Shares)—Note 2(b)	350,871
Directors’ fees—Note 2(a)	16,220
Total Expenses	1,606,865
Less—reduction in expenses due to undertaking—Note 2(a)	(982,966)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(16,220)
Net Expenses	607,679
Investment Income—Net	82
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,540
Net Increase in Net Assets Resulting from Operations	1,622

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	82	2,054,987
Net realized gain (loss) on investments	1,540	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,622	2,054,987
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(57)	(1,209,320)
Class R Shares	(25)	(845,667)
Total Dividends	(82)	(2,054,987)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	215,122,732	534,422,016
Class R Shares	173,770,194	386,215,887
Dividends reinvested:
Investor Shares	56	1,194,784
Class R Shares	19	629,623
Cost of shares redeemed:
Investor Shares	(295,675,261)	(588,826,853)
Class R Shares	(189,399,456)	(418,484,467)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(96,181,716)	(84,849,010)
Total Increase (Decrease) in Net Assets	(96,180,176)	(84,849,010)
Net Assets ($):
Beginning of Period	510,670,390	595,519,400
End of Period	414,490,214	510,670,390

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2010		Year Ended October 31,
Investor Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.003	.028	.046	.042	.022
Distributions:
Dividends from
investment income—net	(.000)[a]	(.003)	(.028)	(.046)	(.042)	(.022)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.30	2.87	4.75	4.24	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	.75	.71	.71	.70	.70
Ratio of net expenses
to average net assets	.24[c]	.66	.70	.70	.70	.70
Ratio of net investment income
to average net assets	.00[b,c]	.32	2.80	4.65	4.15	2.19
Net Assets, end of period
($ x 1,000)	274,786 355,337		408,547	352,108	284,623	308,202

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

12

Six Months Ended
	April 30, 2010		Year Ended October 31,
Class R Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.004	.030	.048	.044	.024
Distributions:
Dividends from
investment income—net	(.000)[a]	(.004)	(.030)	(.048)	(.044)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.43	3.07	4.96	4.45	2.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	.55	.51	.51	.50	.50
Ratio of net expenses
to average net assets	.25[c]	.52	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.00[b,c]	.47	3.03	4.85	4.40	2.38
Net Assets, end of period
($ x 1,000)	139,704 155,333		186,972	162,075	185,772	115,384

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, port-

14

folio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	414,419,896
Level 3—Significant Unobservable Inputs	—
Total	414,419,896
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the

18

non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/LaurelTax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Company’s portion

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $798,663 for Investor shares and $184,303 for Class R shares during the period ended April 30, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2010, Investor shares were charged $350,871 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

20

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $183,829 and Rule 12b-1 distribution plan fees $48,563, which are offset against an expense reimbursement currently in effect in the amount of $139,552.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 21

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

22

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two-, three-, four-, five- and ten-year periods ended December 31, 2009 and below the Performance Group and Performance Universe medians (each by .01%) for the one-year period ended December 31, 2009.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager reminded the Board members that the Manager had undertaken to reimburse a portion of expenses in the event that current yields dropped below a certain level and that the fund’s expense ratio reflected such a waiver. It was noted that the waiver was voluntary and may be terminated at any time. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was above the Expense Group median, and that the fund’s actual management fee and expense ratio (after waivers) were below their respective Expense Group medians and above their respective Expense Universe medians.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”).They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of,individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including

24

the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and manage- ment fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

26

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus AMT-Free Municipal Reserves’ BASIC Shares, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large number of investors still seeking low-risk investments (such as cash instruments) and others seeking high-risk investments (such as smaller-cap and emerging markets securities).

Liquidity and preservation of capital are still important components of an investor’s investment portfolio. However, if you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about the potential that higher-yielding investment-grade alternatives, such as short-term bond funds, may offer in accordance with your specific risk tolerance and liquidity needs.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus AMT-Free Municipal Reserves’ BASIC shares, Class B shares, Class R shares and Investor shares each produced annualized yields and annualized effective yields of 0.00%.1

With the overnight federal funds rate remaining unchanged in a range between 0.00% and 0.25%, yields of tax-exempt money market instruments stood at historically low levels throughout the reporting period. Supply-and-demand dynamics in the tax-exempt money markets also contributed to low yields.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in tax-exempt municipal obligations, including short-term municipal debt securities, which do not pay interest that is subject to the federal alternative minimum tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Money Market Yields Remained Near Historical Lows

The reporting period began in the midst of an economic recovery. Although unemployment and foreclosure rates have remained high, manufacturing activity has rebounded and housing prices appear to have bottomed, helping to bolster confidence among consumers, businesses and investors. In addition, credit markets thawed in response to massive

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

government intervention, including programs that ended during the reporting period. Still, the economic rebound so far has proved to be milder than most previous recoveries, and inflationary pressures have largely been absent. Therefore, the Federal Reserve Board (the “Fed”) has kept short-term interest rates unchanged in an attempt to stimulate greater economic growth.

In the municipal securities market, tighter lending restrictions, credit-rating downgrades, industry consolidation and the collapse of the municipal bond insurance industry led to a decrease in the supply of eligible variable-rate demand notes and tender option bonds. States and municipalities instead issued more long-term bonds, including taxable securities through the federally supported Build America Bonds program, part of the U.S. government’s economic stimulus package. These factors effectively limited the available supply of municipal money market instruments.

Meanwhile, demand for tax-exempt money market instruments remained robust. In addition to demand from individuals concerned about potential tax increases, the tax-exempt market saw rising participation among institutional investors. The combination of limited supply and robust demand put additional downward pressure on already low tax-exempt money market yields.

Finally, most states and municipalities have continued to face fiscal challenges stemming from lower-than-projected tax receipts and intensifying demands for services. The resulting credit deterioration has further limited the supply of instruments meeting our investment criteria.

In-House Research Supported Credit Quality

As has been the case for some time, during the reporting period we continued to focus on direct, high-quality municipal obligations. Our credit analysts conduct in-depth, independent research into the fiscal health of the issuers we consider, a process that has helped the fund avoid some of the market’s more severe credit-related problems. We favored instruments — including municipal notes with maturities of one year or less — backed by pledged tax appropriations or revenues

4

from facilities providing essential services. We generally shied away from instruments issued by entities that depend heavily on state aid.

With interest rates hovering near historical lows throughout the reporting period, municipal money market funds have maintained short weighted average maturities compared to historical norms.The fund was no exception, as we set its weighted average maturity in a range that was roughly in line with industry averages.

Safety and Liquidity Remain Paramount

The Fed has repeatedly indicated that it is likely to keep short-term interest rates near historical lows for an extended period, suggesting to us that municipal money market yields are unlikely to rise significantly anytime soon.Therefore, despite the apparent progress of the economic recovery, we believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquidity. Of course, we are prepared to adjust our strategies as economic and market conditions evolve.

In addition, we have prepared the fund for the new money market reforms government regulations that took effect during the reporting period, including a reduction in the fund’s maximum allowable weighted average maturity from 90 days to 60 days.

May 17, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Short–term corporate, asset-backed securities holdings and municipal securities holdings
(as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$ 2.13	$ 2.13	$ 2.13	$ 2.13
Ending value (after expenses)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$ 2.16	$ 2.16	$ 2.16	$ 2.16
Ending value (after expenses)	$1,022.66	$1,022.66	$1,022.66	$1,022.66

† Expenses are equal to the fund’s annualized expense ratio of .43% for Investor Shares, .43% for Class R Shares, .43% for BASIC Shares and .43% for Class B Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2010 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—98.4%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.9%
Decatur Educational Building
Authority, Revenue (Saint
Ann’s School Project) (LOC;
Wachovia Bank)	0.45	5/7/10	2,320,000	[a]	2,320,000
Macon Trust Various Certificates
(Spanish Fort Redevelopment
Authority—Spanish Fort Town
Center) (Liquidity Facility;
Bank of America and LOC;
Bank of America)	0.39	5/7/10	5,000,000	[a,b]	5,000,000
California—9.9%
California,
GO Notes (Kindergarten-University)
(LOC; Citibank NA)	0.31	5/7/10	11,500,000	[a]	11,500,000
California,
GO Notes (LOC; Citibank NA)	0.31	5/7/10	9,000,000	[a]	9,000,000
California Educational Facilities
Authority, Revenue, CP
(Stanford University)	0.30	11/19/10	15,400,000		15,400,000
California Pollution Control
Financing Authority, SWDR
(Garden City Sanitation, Inc.
Project) (LOC; Comerica Bank)	0.40	5/7/10	2,800,000	[a]	2,800,000
Colorado—.2%
Aurora,
HR, Refunding (The Children’s
Hospital Association Project)
(LOC; Allied Irish Banks)	0.57	5/7/10	650,000	[a]	650,000
Connecticut—6.0%
Connecticut Health and Educational
Facilities Authority, Revenue (Eastern
Connecticut Health Network
Issue) (LOC; Comerica Bank)	0.38	5/7/10	5,500,000	[a]	5,500,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital of Saint Raphael
Issue) (LOC; KBC Bank)	0.36	5/7/10	9,100,000	[a]	9,100,000
Plainville,
GO Notes, BAN	1.50	10/28/10	2,000,000		2,007,745

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
Seymour,
GO Notes, BAN	2.00	8/12/10	600,000		602,670
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; Wachovia Bank)	0.35	5/7/10	6,230,000	[a]	6,230,000
Florida—8.9%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wachovia Bank)	0.45	5/7/10	900,000	[a]	900,000
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	4.50	6/1/10	3,725,000		3,737,310
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	2.00	4/21/11	12,000,000		12,083,143
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue, Refunding	5.00	3/1/11	2,110,000		2,175,383
Hillsborough County Industrial
Development Authority, Revenue
(Tampa Metropolitan Area YMCA
Project) (LOC; Bank of America)	0.35	5/7/10	6,200,000	[a]	6,200,000
Jacksonville Health Facilities
Authority, Health Facilities
Revenue (River Garden/Coves
Project) (LOC; Wachovia Bank)	0.40	5/7/10	700,000	[a]	700,000
Manatee County School District,
GO Notes, TAN	1.00	5/1/10	4,000,000		4,000,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wachovia Bank)	0.45	5/7/10	495,000	[a]	495,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wachovia Bank)	0.40	5/7/10	1,415,000	[a]	1,415,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Pinellas County Industry Council,
Revenue (Lutheran Church of
the Cross Day School Project)
(LOC; Wachovia Bank)	0.45	5/7/10	1,255,000	[a]	1,255,000
Sarasota County,
IDR (Sarasota Military
Academy, Inc. Project) (LOC;
Wachovia Bank)	0.45	5/7/10	1,640,000	[a]	1,640,000
Volusia County Industrial
Development Authority, IDR
(Easter Seals Society of Volusia
and Flager Counties Inc. Project)
(LOC; Wachovia Bank)	0.45	5/7/10	345,000	[a]	345,000
Illinois—1.5%
Chicago Board of Education,
GO Notes (Liquidity Facility;
Dexia Credit Locale)	0.33	5/7/10	1,900,000	[a]	1,900,000
Chicago O’Hare International
Airport, Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Citibank NA)	0.32	5/7/10	2,810,000	[a,b]	2,810,000
Illinois International Port
District, Revenue, Refunding
(LOC; ABN-AMRO)	0.50	5/7/10	1,000,000	[a]	1,000,000
Indiana—1.7%
Elkhart County,
Revenue (Hubbard Hill Estates, Inc.
Project) (LOC; Fifth Third Bank)	0.58	5/7/10	2,655,000	[a]	2,655,000
Vigo County,
EDR (Sisters of Providence of
Saint-Mary’s of the Woods
Project) (LOC; Allied Irish Banks)	0.65	5/7/10	4,000,000	[a]	4,000,000
Iowa—2.1%
Iowa Higher Education Loan
Authority, Revenue, BAN
(William Penn University Project)	1.50	12/1/10	4,500,000		4,513,086

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa (continued)
Ringgold County Hospital,
HR, BAN (Ringgold County
Hospital Project)	1.50	10/1/10	3,700,000		3,707,702
Kentucky—2.0%
Jefferson County,
Retirement Home Revenue
(Nazareth Literary and
Benevolent Institution Project)
(LOC; JPMorgan Chase Bank)	0.33	5/7/10	5,000,000	[a]	5,000,000
Kentucky Rural Water Finance
Corporation, Public Projects
Construction Notes	1.50	1/1/11	3,000,000		3,010,976
Louisiana—.9%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.40	5/7/10	3,650,000	[a]	3,650,000
Maryland—1.0%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Bank)	0.37	5/7/10	3,800,000	[a]	3,800,000
Massachusetts—3.6%
Massachusetts,
GO Notes, RAN	2.50	5/27/10	10,000,000		10,014,982
Wachusett Regional School
District, GO Notes, RAN	1.50	6/30/10	4,000,000		4,004,923
Michigan—1.8%
Michigan,
GO Notes	2.00	9/30/10	5,000,000		5,030,477
Michigan Municipal Bond Authority,
State Aid Revenue Notes (LOC;
Bank of Nova Scotia)	1.50	8/23/10	1,905,000		1,910,679

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota—2.8%
Puttable Floating Option Tax
Exempt Receipts (Saint Paul
Port Authority, MFHR
(Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.35	5/7/10	4,080,000	[a,b]	4,080,000
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.48	5/11/10	7,000,000		7,000,000
New Jersey—19.1%
New Jersey Economic Development
Authority, Revenue (The
Montclair Art Museum Project)
(LOC; JPMorgan Chase Bank)	0.30	5/7/10	5,260,000	[a]	5,260,000
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint Elizabeth
Issue) (LOC; RBS Citizens NA)	0.38	5/7/10	7,500,000	[a]	7,500,000
New Jersey Health Care Facilities
Financing Authority, Revenue (The
Matheny School and Hospital, Inc.)
(LOC; Bank of America)	0.40	5/7/10	100,000	[a]	100,000
New Jersey Housing and Mortgage
Finance Agency, SFHR (LOC;
Dexia Credit Locale)	0.37	5/7/10	4,170,000	[a]	4,170,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.35	5/7/10	33,200,000	[a]	33,200,000
New Jersey Turnpike Authority,
Turnpike Revenue (Liquidity
Facility; Societe Generale)	0.35	5/7/10	24,710,000	[a]	24,710,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch and Company Inc.)	0.35	5/7/10	180,000	[a,b]	180,000
Ohio—2.1%
Akron,
Street Improvement Special
Assessment Notes	3.50	10/1/10	1,000,000		1,003,060
Bellevue City School District,
School Facilities Construction
and Improvement Unlimited
Tax GO Notes	1.45	6/2/10	2,005,000		2,006,403
Blue Ash,
EDR (Ursuline Academy of
Cincinnati Project) (LOC;
Fifth Third Bank)	0.50	5/7/10	5,100,000	[a]	5,100,000
Oklahoma—1.2%
Oklahoma Water Resources Board,
State Loan Program Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	0.75	6/1/10	4,500,000		4,500,000
Pennsylvania—10.1%
Berks County Industrial
Development Authority, Revenue
(Kutztown Resource Management,
Inc. Project) (LOC; Wachovia Bank)	0.45	5/7/10	3,645,000	[a]	3,645,000
Berks County Industrial
Development Authority, Revenue
(Richard J. Caron Foundation
Project) (LOC; Wachovia Bank)	0.43	5/7/10	6,910,000	[a]	6,910,000
Berks County Municipal Authority,
Revenue (The Reading Hospital
and Medical Center Project)	0.54	7/15/10	2,500,000		2,500,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Harrisburg Authority,
Revenue (Haverford Township
School District Project)
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; Dexia Credit Locale)	1.25	5/7/10	3,285,000	[a]	3,285,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates
Project) (LOC; Wachovia Bank)	0.52	5/7/10	535,000	[a]	535,000
Montgomery County Industrial
Development Authority, Revenue
(Independent Support Systems, Inc.
Project) (LOC; Wachovia Bank)	0.45	5/7/10	100,000	[a]	100,000
North Lebanon Township Municipal
Authority, Revenue (The Penn
Laurel Girl Scout Council, Inc.
Project) (LOC; Wachovia Bank)	0.45	5/7/10	225,000	[a]	225,000
Northampton County Industrial
Development Authority, Revenue
(Bardot Plastics Inc. Project)
(LOC; Wachovia Bank)	0.67	5/7/10	270,000	[a]	270,000
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue, CP (PPL
Electric Utilities) (LOC;
Wachovia Bank)	0.45	9/1/10	4,000,000		4,000,000
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue, CP (PPL
Electric Utilities) (LOC;
Wachovia Bank)	0.62	9/1/10	4,900,000		4,900,000
Philadelphia,
GO Notes, TRAN	2.50	6/30/10	10,000,000		10,029,114
York Redevelopment Authority,
Revenue (LOC; M&T Bank)	0.40	5/7/10	3,165,000	[a]	3,165,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee—5.7%
Oak Ridge Industrial Development
Board, Revenue (Oak Ridge
Associated Universities
Project) (LOC; Allied Irish Banks)	0.60	5/7/10	20,000,000	[a]	20,000,000
Sevier County Public Building
Authority, Public Project
Construction Notes (Tennessee
Association of Utility Districts
Interim Loan Program)	1.25	3/1/11	2,175,000		2,184,961
Texas—8.6%
Collin County Housing Finance
Corporation, Multifamily
Revenue (Carpenter-Oxford
Development Housing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	0.35	5/7/10	5,000,000	[a,b]	5,000,000
Crawford Education Facilities
Corporation, Revenue (I.F.
Obligated Group Project) (LOC;
Allied Irish Banks)	0.70	5/7/10	3,025,000	[a]	3,025,000
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Liquidity
Facility; JPMorgan Chase Bank
and LOC; Permanent School Fund
Guarantee Program)	0.45	6/10/10	4,000,000		4,000,000
Puttable Floating Option Tax
Exempt Receipts (Brazos County
Health Facilities Development
Corporation, Revenue (Franciscan
Services Corporation Obligated
Group)) (Liquidity Facility; Bank of
America and LOC; Bank of America)	0.32	5/7/10	3,335,000	[a,b]	3,335,000
Tarrant County Health Facilities
Development Corporation,
Revenue (The Cumberland Rest,
Inc. Project) (LOC; HSH Nordbank)	0.45	5/1/10	17,775,000	[a]	17,775,000
Texas,
TRAN	2.50	8/31/10	500,000		503,325

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—4.3%
Washington Higher Education
Facilities Authority, Revenue,
Refunding (Saint Martin’s
University Project)
(LOC; Key Bank)	0.50	5/7/10	8,705,000	[a]	8,705,000
Washington Housing Finance
Commission, Nonprofit Housing
Revenue (Mirabella Project)
(LOC; HSH Nordbank)	0.45	5/1/10	8,245,000	[a]	8,245,000
Wisconsin—1.0%
Wisconsin Rural Water Construction
Loan Program Commission,
Revenue, BAN	1.50	11/15/10	4,000,000		4,016,129
Wyoming—2.0%
Sweetwater County,
HR (Memorial Hospital Project)
(LOC; Key Bank)	0.40	5/7/10	7,750,000	[a]	7,750,000

Total Investments (cost $384,977,068)			98.4%		384,977,068
Cash and Receivables (Net)			1.6%		6,068,326
Net Assets			100.0%		391,045,394

a Variable rate demand note—rate shown is the interest rate in effect at April 30, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2010, these securities amounted to $20,405,000 or 5.2% of net assets.

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	87.0
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	.9
Not Rated[d]		Not Rated[d]		Not Rated[d]	12.1
					100.0

†	Based on total investments.
c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			384,977,068	384,977,068
Cash				241,616
Receivable for investment securities sold				5,180,159
Interest receivable				848,387
				391,247,230
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				158,494
Dividends payable				409
Payable for shares of Capital Stock redeemed				42,933
				201,836
Net Assets ($)				391,045,394
Composition of Net Assets ($):
Paid-in capital				391,047,625
Accumulated net realized gain (loss) on investments				(2,231)
Net Assets ($)				391,045,394

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	56,514,030	58,829,648	36,315,780	239,385,936
Shares Outstanding	56,515,610	58,830,471	36,316,158	239,387,099
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Interest Income	947,833
Expenses:
Management fee—Note 2(a)	1,109,443
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	407,458
Shareholder servicing costs (Class B Shares)—Note 2(c)	346,939
Directors’ fees—Note 2(a)	15,304
Total Expenses	1,879,144
Less—reduction in expenses due to undertaking—Note 2(a)	(916,564)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(15,304)
Net Expenses	947,276
Investment Income—Net	557
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,261
Net Increase in Net Assets Resulting from Operations	1,818

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	557	1,808,980
Net realized gain (loss) on investments	1,261	394
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,818	1,809,374
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(10)	(536,536)
Class R Shares	(305)	(517,708)
BASIC Shares	(191)	(295,704)
Class B Shares	(51)	(459,032)
Total Dividends	(557)	(1,808,980)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	63,625,271	213,559,286
Class R Shares	90,331,002	168,160,576
BASIC Shares	13,064,378	51,073,424
Class B Shares	351,226,038	734,750,979
Dividends reinvested:
Investor Shares	10	511,055
Class R Shares	38	90,702
BASIC Shares	182	279,258
Class B Shares	51	447,039
Cost of shares redeemed:
Investor Shares	(62,085,081)	(213,565,410)
Class R Shares	(89,159,889)	(167,452,116)
BASIC Shares	(27,166,825)	(30,835,042)
Class B Shares	(407,869,634)	(550,395,507)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(68,034,459)	206,624,244
Total Increase (Decrease) in Net Assets	(68,033,198)	206,624,638
Net Assets ($):
Beginning of Period	459,078,592	252,453,954
End of Period	391,045,394	459,078,592

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2010		Year Ended October 31,
Investor Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.023	.030	.026	.015
Distributions:
Dividends from
investment income—net	(.000)[a]	(.006)	(.023)	(.030)	(.026)	(.015)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.65	2.35	3.05	2.65	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	.73	.71	.71	.71	.71
Ratio of net expenses
to average net assets	.43[c]	.71	.70	.70	.71	.71
Ratio of net investment income
to average net assets	.00[b,c]	.69	2.18	3.01	2.65	1.44
Net Assets, end of period
($ x 1,000)	56,514	54,974	54,469	19,885	25,896	22,170

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2010		Year Ended October 31,
Class R Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.025	.032	.028	.017
Distributions:
Dividends from
investment income—net	(.000)[a]	(.008)	(.025)	(.032)	(.028)	(.017)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.83	2.56	3.26	2.86	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	.53	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.43[c]	.52	.50	.50	.51	.51
Ratio of net investment income
to average net assets	.00[b,c]	.78	2.48	3.20	2.84	1.60
Net Assets, end of period
($ x 1,000)	58,830	57,658	56,859	76,056	83,413	65,188

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

22

Six Months Ended
	April 30, 2010	Year Ended October 31,
BASIC Shares	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.008	.025	.011
Distributions:
Dividends from investment income—net	(.000)[b]	(.008)	(.025)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00
Total Return (%)	.00[c,d]	.83	2.56	3.26[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[d]	.53	.51	.52[d]
Ratio of net expenses to average net assets	.43[d]	.52	.50	.50[d]
Ratio of net investment income
to average net assets	.00[c,d]	.72	2.40	3.26[d]
Net Assets, end of period ($ x 1,000)	36,316	50,418	29,900	8,852

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2010	Year Ended October 31,
Class B Shares	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.004	.020	.009
Distributions:
Dividends from investment income—net	(.000)[b]	(.004)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00
Total Return (%)	.00[c,d]	.41	2.05	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[d]	1.03	1.02	1.03[d]
Ratio of net expenses to average net assets	.43[d]	.89	1.00	1.00[d]
Ratio of net investment income
to average net assets	.00[c,d]	.29	1.81	2.69[d]
Net Assets, end of period ($ x 1,000)	239,386	296,029	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, Class B and BASIC. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

26

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	384,977,068
Level 3—Significant Unobservable Inputs	—
Total	384,977,068
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $3,492 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $483 of the carryover expires in fiscal 2011, $2,343 expires in fiscal 2015 and $666 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was all tax-exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

28

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regu-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

larly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $83,172 for Investor shares, $23,605 for Class R shares, $15,092 for BASIC shares and $794,695 for Class B shares, respectively, during the period ended April 30, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act (the “Rule”), Investor shares and Class B shares may pay annually up to .25% of the value of the average daily

30

net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended April 30, 2010, Investor shares and Class B shares were charged $60,519 and $346,939, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended April 30, 2010, Class B shares were charged $346,939, pursuant to the Service Plan.

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

Under its terms, the Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Service Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $165,888, Rule 12b-1 distribution plan fees $60,552 and shareholder services plan fees $51,152, which are offset against an expense reimbursement currently in effect in the amount of $119,098.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors of the Company. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common Officers, complies with Rule 17a-7 of the Act. During the period ended April 30, 2010, the fund engaged in purchases that amounted to $258,125,000 and sales that amounted to $112,150,000 of securities pursuant to the Rule 17a-7 of the Act.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load tax-exempt money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail tax-exempt money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended December 31, 2009, and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for each of the periods, except the fund’s total return performance was below the Performance Group and Performance Universe medians for the ten-year period ended December 31, 2009.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.A representative of the Manager reminded the Board members that the Manager had undertaken to reimburse a portion of expenses in the event that current yields dropped below a certain level and that the fund’s expense ratio reflected such a waiver. It was noted that the waiver was voluntary and may be terminated at any time. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was above the Expense Group median and that the fund’s actual management fee and expense ratio were above their respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the

34

fund (the “Similar Funds”).They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of,individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and manage- ment fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Managed Growth Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large amount of investors still seeking low risk investments (such as cash instruments) and others seeking high risk investments (such as smaller-cap and emerging market securities), while the investment classes in the middle of the risk spectrum have seemingly been ignored.

It is important to note that the investor sentiment cycle usually lags the economic cycle.That’s why we continue to stress the importance of a long-term, well-balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio in the past year, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term emotions.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1,2009,throughApril 30,2010,as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 10.50%, Class B shares returned 10.10%, Class C shares returned 10.08% and Class I shares returned 10.65%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 15.66% total return.2

Stocks generally rallied over the reporting period as the U.S. economy and financial markets continued to rebound from the 2008 recession and banking crisis.The fund produced returns that were lower than its benchmark, as smaller, lower-quality stocks continued to outperform the high-quality, multinational companies on which the fund focuses.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Economic Recovery Fueled Stock Market Gains

The reporting period saw the continuation of an economic recovery and stock market rally that had begun earlier in 2009.Although unemployment and foreclosure rates remained high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

As was the case since the rally began, investors generally continued to search for bargains among lower-quality stocks that had been punished during the downturn. Although investors appeared to pay more attention to underlying business fundamentals and less to bargain-hunting over the first two months of 2010, this shift proved tentative and was not enough to fully offset lagging results from very large, global companies. In some cases, stocks of multinational companies were undermined by intensifying economic concerns stemming from a sovereign debt crisis in parts of Europe.

Quality Bias Dampened Relative Performance

Although the market’s preference for lower-quality stocks produced headwinds for our investment process, our sector allocation and stock selection strategies produced a number of winners during the reporting period.The fund’s lack of exposure to the utilities and telecommunications services sectors bolstered its relative performance, and our security selection process was particularly successful in the information technology sector. Consumer electronics innovator Apple benefited from robust demand for its new iPad tablet device and solid ongoing sales of its wireless telephone and personal computer products. Semiconductor giant Intel also encountered strong demand during the economic recovery as customers restocked depleted inventories of microchips. Intel’s bottom line benefited not just from revived sales, but also from previous efforts to reduce costs.

Among individual stocks, personal care products maker Estee Lauder flourished during the cyclical upturn after a new management team boosted efficiency and consumers returned to luxury brands. Casual dining chain McDonald’s also fared well, as the company continued to attract cost-conscious customers during the economic recovery with a number of new, well-received menu items.

The consumer staples sector ranked among the fund’s greater areas of disappointment over the reporting period, as traditionally defensive companies generally lagged in the rally.The fund was hurt by overweight exposure to the sector. In addition, drug store chain Walgreen lost value due to weakness in its non-pharmacy operations.

Overweighted exposure to the energy sector also undermined the fund’s results, as large, integrated oil companies such as Exxon Mobil, Chevron

4

and Total lagged smaller oil services companies that were more leveraged to the rising price of crude oil. Finally, the fund suffered more mild shortfalls from its underweighted position in the relatively economically sensitive industrials and consumer discretionary sectors.

Positioned for the Next Phase of the Economic Cycle

The current economic recovery has been weaker than most rebounds since World War II, suggesting that investors are likely to turn to companies with the ability to produce steady revenues and earnings growth in a sub-par recovery. Therefore, unlike the bargain-hunting rally of 2009, we believe that the stock market over the remainder of 2010 is likely to be driven by the fundamental strengths and weaknesses of individual companies.

Consistent with this outlook, we recently added technology leader International Business Machines Corp. (IBM) to the fund’s holdings. IBM has demonstrated its ability to focus on higher margin businesses that produce recurring revenues and strong levels of free cash flow from a global marketplace.We eliminated the fund’s positions in coal producer Peabody Energy and oil driller Transocean due to deteriorating supply-and-demand dynamics and a rich valuation relative to future prospects, respectively.

May 17, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.52	$ 10.42	$ 10.42	$ 5.22
Ending value (after expenses)	$1,105.00	$1,101.00	$1,100.80	$1,106.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.26	$ 9.99	$ 9.99	$ 5.01
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for Class
C and 1.00% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

Common Stocks—99.1%	Shares	Value ($)
Consumer Discretionary—7.8%
McDonald’s	61,000	4,305,990
McGraw-Hill	33,000	1,112,760
News, Cl. A	118,000	1,819,560
		7,238,310
Consumer Staples—37.4%
Altria Group	129,000	2,733,510
Coca-Cola	114,000	6,093,300
Estee Lauder, Cl. A	15,500	1,021,760
Kraft Foods, Cl. A	15,271	452,021
Nestle, ADR	100,750	4,926,675
PepsiCo	54,500	3,554,490
Philip Morris International	129,000	6,331,320
Procter & Gamble	75,000	4,662,000
Wal-Mart Stores	27,000	1,448,550
Walgreen	75,000	2,636,250
Whole Foods Market	19,000 [a]	741,380
		34,601,256
Energy—15.0%
Chevron	52,000	4,234,880
ConocoPhillips	50,000	2,959,500
Exxon Mobil	78,512	5,327,039
Total, ADR	24,000	1,305,120
		13,826,539
Financial—3.1%
Bank of America	78,896	1,406,716
JPMorgan Chase & Co.	35,000	1,490,300
		2,897,016
Health Care—10.1%
Abbott Laboratories	66,000	3,376,560
Johnson & Johnson	74,500	4,790,350
Merck & Co.	18,000	630,720
Novo Nordisk, ADR	7,000	574,700
		9,372,330

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—5.8%
Caterpillar	20,000	1,361,800
General Dynamics	8,000	610,880
General Electric	98,000	1,848,280
United Technologies	20,000	1,499,000
		5,319,960
Information Technology—17.6%
Apple	15,000 [a]	3,916,800
Automatic Data Processing	25,000	1,084,000
Cisco Systems	55,000 [a]	1,480,600
Intel	190,000	4,337,700
International Business Machines	10,000	1,290,000
Microsoft	73,000	2,229,420
QUALCOMM	20,500	794,170
Texas Instruments	45,000	1,170,450
		16,303,140
Materials—2.3%
Freeport-McMoRan Copper & Gold	5,600	422,968
Praxair	15,000	1,256,550
Rio Tinto, ADR	8,000	406,880
		2,086,398
Total Common Stocks
(cost $70,866,592)		91,644,949

8

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $765,000)	765,000 [b]	765,000

Total Investments (cost $71,631,592)	99.9%	92,409,949
Cash and Receivables (Net)	.1%	63,681
Net Assets	100.0%	92,473,630

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	37.4	Industrial	5.8
Information Technology	17.6	Financial	3.1
Energy	15.0	Materials	2.3
Health Care	10.1	Money Market Investment	.8
Consumer Discretionary	7.8		99.9

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			70,866,592	91,644,949
Affiliated issuers			765,000	765,000
Dividends and interest receivable				180,711
Receivable for shares of Capital Stock subscribed				143,563
				92,734,223
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				109,601
Cash overdraft due to Custodian				61,570
Payable for shares of Capital Stock redeemed				89,422
				260,593
Net Assets ($)				92,473,630
Composition of Net Assets ($):
Paid-in capital				87,359,924
Accumulated undistributed investment income—net				324,823
Accumulated net realized gain (loss) on investments				(15,989,474)
Accumulated net unrealized appreciation
(depreciation) on investments				20,778,357
Net Assets ($)				92,473,630

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	69,829,123	1,934,837	19,691,806	1,017,864
Shares Outstanding	4,176,605	119,333	1,235,245	60,770
Net Asset Value Per Share ($)	16.72	16.21	15.94	16.75

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $60,180 foreign taxes withheld at source):
Unaffiliated issuers	1,238,599
Affiliated issuers	809
Income from securities lending—Note 1(b)	3,215
Total Income	1,242,623
Expenses:
Management fee—Note 3(a)	489,329
Distribution and service plan fees—Note 3(b)	194,145
Directors’ fees—Note 3(a)	3,620
Loan commitment fees—Note 2	949
Total Expenses	688,043
Less—reduction in management fee due to undertaking—Note 3(a)	(44,484)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(3,620)
Net Expenses	639,939
Investment Income—Net	602,684
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,237
Net unrealized appreciation (depreciation) on investments	8,133,880
Net Realized and Unrealized Gain (Loss) on Investments	8,188,117
Net Increase in Net Assets Resulting from Operations	8,790,801

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009[a]
Operations ($):
Investment income—net	602,684	1,420,812
Net realized gain (loss) on investments	54,237	(1,014,645)
Net unrealized appreciation
(depreciation) on investments	8,133,880	5,673,181
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,790,801	6,079,348
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,138,917)	(1,118,929)
Class B Shares	(14,519)	(45,415)
Class C Shares	(233,095)	(205,177)
Class I Shares	(13,241)	(1,434)
Class T Shares	—	(29,377)
Total Dividends	(1,399,772)	(1,400,332)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,641,365	10,613,131
Class B Shares	3,672	120,370
Class C Shares	642,587	1,728,698
Class I Shares	896,379	187,782
Class T Shares	—	34,437
Dividends reinvested:
Class A Shares	930,890	868,922
Class B Shares	9,547	29,979
Class C Shares	152,875	134,436
Class I Shares	4,500	1,355
Class T Shares	—	27,717
Cost of shares redeemed:
Class A Shares	(7,429,958)	(14,185,563)
Class B Shares	(1,731,054)	(5,093,792)
Class C Shares	(2,108,442)	(4,061,060)
Class I Shares	(155,415)	(10,283)
Class T Shares	—	(1,607,878)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	856,946	(11,211,749)
Total Increase (Decrease) in Net Assets	8,247,975	(6,532,733)
Net Assets ($):
Beginning of Period	84,225,655	90,758,388
End of Period	92,473,630	84,225,655
Undistributed investment income—net	324,823	1,121,911

12

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	599,306	783,461
Shares issued for dividends reinvested	58,732	66,323
Shares redeemed	(460,589)	(1,065,085)
Net Increase (Decrease) in Shares Outstanding	197,449	(215,301)
Class Bb
Shares sold	238	9,352
Shares issued for dividends reinvested	620	2,366
Shares redeemed	(111,836)	(402,426)
Net Increase (Decrease) in Shares Outstanding	(110,978)	(390,708)
Class C
Shares sold	41,803	138,371
Shares issued for dividends reinvested	10,091	10,712
Shares redeemed	(135,810)	(315,911)
Net Increase (Decrease) in Shares Outstanding	(83,916)	(166,828)
Class I
Shares sold	55,729	14,268
Shares issued for dividends reinvested	284	104
Shares redeemed	(9,677)	(665)
Net Increase (Decrease) in Shares Outstanding	46,336	13,707
Class Tc
Shares sold	—	2,667
Shares issued for dividends reinvested	—	2,144
Shares redeemed	—	(130,495)
Net Increase (Decrease) in Shares Outstanding	—	(125,684)

a Effective as of the close of business on Febraury 4, 2009, the fund no longer offers Class T shares.
b During the period ended April 30, 2010, 24,057 Class B shares representing $378,528 were automatically converted to 23,275 Class A shares and during the period ended October 31, 2009, 113,131 Class B shares representing $1,482,958 were automatically converted to 108,967 Class A shares.
c On the close of business on February 4, 2009, 126,474 Class T shares representing $1,556,892 were converted to
124,751 Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	15.40	14.35	20.51	18.44	16.35	15.26
Investment Operations:
Investment income—net[a]	.12	.27	.25	.22	.21	.20
Net realized and unrealized
gain (loss) on investments	1.48	1.05	(6.17)	2.08	2.00	1.08
Total from Investment Operations	1.60	1.32	(5.92)	2.30	2.21	1.28
Distributions:
Dividends from
investment income—net	(.28)	(.27)	(.24)	(.23)	(.12)	(.19)
Net asset value, end of period	16.72	15.40	14.35	20.51	18.44	16.35
Total Return (%)[b]	10.50[c]	9.53	(29.22)	12.58	13.61	8.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.25[d]	1.25	1.25	1.25	1.29	1.36
Ratio of net investment income
to average net assets	1.54[d]	2.04	1.35	1.13	1.20	1.22
Portfolio Turnover Rate	1.82[c]	—	5.91	8.09	—	1.06
Net Assets, end of period
($ x 1,000)	69,829	61,270	60,207	96,507	92,601	104,506

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2010			Year Ended October 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	14.80	13.72	19.56	17.57	15.68	14.60
Investment Operations:
Investment income—net[a]	.06	.17	.11	.08	.08	.09
Net realized and unrealized
gain (loss) on investments	1.43	.99	(5.91)	1.98	1.91	1.03
Total from Investment Operations	1.49	1.16	(5.80)	2.06	1.99	1.12
Distributions:
Dividends from
investment income—net	(.08)	(.08)	(.04)	(.07)	(.10)	(.04)
Net asset value, end of period	16.21	14.80	13.72	19.56	17.57	15.68
Total Return (%)[b]	10.10[c]	8.59	(29.72)	11.76	12.76	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.10	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.00[d]	2.00	2.00	2.00	2.04	2.11
Ratio of net investment income
to average net assets	.81[d]	1.36	.65	.42	.47	.60
Portfolio Turnover Rate	1.82[c]	—	5.91	8.09	—	1.06
Net Assets, end of period
($ x 1,000)	1,935	3,410	8,519	23,622	36,326	57,804

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2010			Year Ended October 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	14.65	13.63	19.48	17.53	15.64	14.59
Investment Operations:
Investment income—net[a]	.06	.17	.11	.07	.07	.08
Net realized and unrealized
gain (loss) on investments	1.41	.99	(5.87)	1.98	1.92	1.03
Total from Investment Operations	1.47	1.16	(5.76)	2.05	1.99	1.11
Distributions:
Dividends from
investment income—net	(.18)	(.14)	(.09)	(.10)	(.10)	(.06)
Net asset value, end of period	15.94	14.65	13.63	19.48	17.53	15.64
Total Return (%)[b]	10.08[c]	8.68	(29.71)	11.73	12.80	7.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.00[d]	2.00	2.00	2.00	2.04	2.11
Ratio of net investment income
to average net assets	.79[d]	1.29	.61	.39	.44	.53
Portfolio Turnover Rate	1.82[c]	—	5.91	8.09	—	1.06
Net Assets, end of period
($ x 1,000)	19,692	19,323	20,247	34,961	35,603	41,677

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2009			Year Ended October 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	15.44	14.41	20.58	18.52	16.38	15.28
Investment Operations:
Investment income—net[b]	.15	.30	.28	.20	.24	.25
Net realized and unrealized
gain (loss) on investments	1.48	1.05	(6.16)	2.14	2.03	1.07
Total from Investment Operations	1.63	1.35	(5.88)	2.34	2.27	1.32
Distributions:
Dividends from
investment income—net	(.32)	(.32)	(.29)	(.28)	(.13)	(.22)
Net asset value, end of period	16.75	15.44	14.41	20.58	18.52	16.38
Total Return (%)	10.65[c]	9.74	(29.99)	12.76	13.94	8.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13[d]	1.12	1.11	1.12	1.10	1.10
Ratio of net expenses
to average net assets	1.00[d]	1.00	1.00	1.01	1.04	1.10
Ratio of net investment income
to average net assets	1.73[d]	2.10	1.57	1.01	1.41	1.48
Portfolio Turnover Rate	1.82[c]	—	5.91	8.09	—	1.06
Net Assets, end of period
($ x 1,000)	1,018	223	10	12	1	1

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and vot-

18

ing rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assis-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	84,431,574	—	—	84,431,574
Equity Securities—
Foreign†	7,213,375	—	—	7,213,375
Mutual Funds	765,000	—	—	765,000
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income,

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned,in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2010, The Bank of New York Mellon earned $1,378 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

22

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $16,043,711 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $7,169,147 of the carryover expires in fiscal 2011, $7,859,919 expires in fiscal 2012 and $1,014,645 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income $1,400,332. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on April 30, 2010, the fund did not borrow under the Facilities.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person”

24

of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus has agreed to waive a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until March 1,2011.The reduction in management fee,pursuant to the undertaking, amounted to $44,484 during the period ended April 30, 2010.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2010, the Distributor retained $1,454 from commissions earned on sales of the fund’s Class A shares and $9,067 and $751 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $82,362, $9,141 and $74,696, respectively, pursuant to their respective Plans. During the period ended April 30, 2010, Class B and Class C shares were charged $3,047 and $24,899, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $84,572, Rule 12b-1 distribution plan fees $28,148 and service plan fees $4,569, which are offset against an expense reimbursement currently in effect in the amount of $7,688.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $1,756,980 and $1,584,382, respectively.

26

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($) 4/30/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	541,000	6,154,000	5,930,000	765,000	0.8
Dreyfus
Institutional
Cash Advantage
Plus Fund	577,980	5,221,215	5,799,195	—	—
Total	1,118,980	11,375,215	11,729,195	765,000	0.8

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

At April 30, 2010, accumulated net unrealized appreciation on investments was $20,778,357, consisting of $26,747,235 gross unrealized appreciation and $5,968,878 gross unrealized depreciation.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund	27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

28

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co. The Board also considered Sarofim & Co.’s brokerage policies and practices and the standards applied in seeking best execution and the Manager’s and Sarofim & Co.’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load and no-load large-cap tax-managed funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two-, three-, four-, five- and ten-year periods ended December 31, 2009 and below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2009.The Board discussed with representatives of the Manager the investment strategy employed by Sarofim & Co. in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during 2009 when the fund underper-formed the Performance Group and Performance Universe medians. The Board members noted that Sarofim & Co. is an experienced man-

The Fund	29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

ager with a long-term “buy-and-hold” investment approach to investing in what generally is known as “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted. As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks had outperformed during 2009 and high quality, large capitalization stocks, including stocks of mega-cap companies, had been out of favor during 2009.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was higher than the Expense Group median and the fund’s actual management fee and expense ratio were higher than their respective Expense Group and Expense Universe medians.A representative of the Manager reminded the Board members that the fund’s total expense ratio reflected a waiver by the Manager of a portion of its investment advisory fee in the amount of .10% of the value of the fund’s average daily net assets which continued until March 1, 2010.The waiver amount is approximately 9.1% of the management fee the Manager would otherwise be paid under the Management Agreement with the fund. Representatives of the Manager and the Board members agreed that the waiver by the Manager would be extended until March 1, 2011.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar

30

investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.Since the Manager,and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the consid- erations described above.

32

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	33

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
27	Financial Highlights
28	Notes to Financial Statements
38	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/ return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large amount of investors still seeking low risk investments (such as cash instruments) and others seeking high risk investments (such as smaller-cap and emerging market securities), while the investment classes in the middle of the risk spectrum have seemingly been ignored.

It is important to note that the investor sentiment cycle usually lags the economic cycle.That’s why we continue to stress the importance of a long-term, well-balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio in the past year, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term emotions.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by Thomas Durante, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 15.61%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a 15.66% return for the same period.2,3

Large-cap stocks generally produced positive absolute returns during the reporting period, as investor sentiment was buoyed by a sustained U.S. economic recovery. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s return.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Economic Rebound Helped Buoy the Equity Markets

When the reporting period began, the U.S. economy had returned to growth, aided in large part by a number of fiscal and monetary stimulus programs. Improving manufacturing activity and an apparent bottoming of housing prices helped to bolster confidence among businesses, consumers and investors. In this environment, consumer and corporate spending improved, and stock and commodity prices

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

rose sharply. However, a number of economic headwinds remained—including stubbornly high unemployment and foreclosure rates—and the economic rebound so far has proved to be less robust than most previous recoveries.

Indeed, faced with the subpar recovery and low inflation, the Federal Reserve Board (the “Fed”) made it clear throughout the reporting period that it would continue to employ all available tools to stimulate economic growth. In each of five meetings of its Federal Open Market Committee from November 2009 through April 2010, the Fed maintained the overnight federal funds rate in an unprecedented low range between 0% and 0.25%.The Fed consistently reiterated at the conclusion of those meetings that it intended to keep interest rates low for an “extended period.”

S&P 500 Index Posted Gains in All Market Sectors

All 10 of the economic sectors that comprise the S&P 500 Index produced positive absolute returns during the reporting period, a testament to the breadth of the economic recovery. Much of the S&P 500 Index’s positive performance stemmed from the information technology sector, where stocks generally gained value after posting steep declines in the previous year. Results from technology companies were further fueled by an uptick in consumer and corporate spending. Cost-cutting measures, such as staff reductions, factory closures and moving operations to lower-cost sites, also helped boost performance within the sector. Hardware and software companies with significant exposure to overseas markets fared especially well. In fact, many technology firms expanded their overseas presence during the reporting period, made possible, in part, by their ability to borrow money at low interest rates. Videoconferencing providers, which helped their business customers reduce travel costs, also ranked among the sector’s top performers.

Industrial stocks posted above-average results, as aerospace and defense companies performed well amid continued geopolitical uncertainty. Railroad stocks benefited when shipping volumes increased in the improving economy. Industrial companies that create fuel efficiencies for corporate customers also gained substantial value.

4

A number of consumer discretionary stocks posted relatively strong results, as specialty retailers, automotive retailers and department stores rebounded from previously beaten-down levels. Improved consumer spending during the reporting period created a “barbell” of positive performance from low-cost casual dining chains on one end to upscale hotels on the other. Media companies advanced in anticipation of greater advertising spending.

Returns were less impressive in the telecommunications services and utilities sectors.The S&P 500 Index’s greater laggards included some of its traditionally defensive components, including companies with large cash reserves that had held up relatively well during the recession. Investors felt more comfortable assuming greater risks as the economy recovered, and they turned away from defensive companies in favor of more speculative stocks.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

May 17, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3	“Standard & Poor’s®,”“S&P®,”“Standard & Poor’s® 500” and “S&P 500®” are
trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.
The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &
Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

Expenses paid per $1,000†	$1.07
Ending value (after expenses)	$1,156.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

Expenses paid per $1,000†	$1.00
Ending value (after expenses)	$1,023.80

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

Common Stocks—98.3%	Shares	Value ($)
Consumer Discretionary—10.4%
Abercrombie & Fitch, Cl. A	8,030	351,152
Amazon.com	30,462 [a]	4,175,122
Apollo Group, Cl. A	11,297 [a]	648,561
AutoNation	8,476 [a,b]	171,215
AutoZone	2,730 [a,b]	505,077
Bed Bath & Beyond	23,753 [a]	1,091,688
Best Buy	30,833	1,405,985
Big Lots	7,494 [a,b]	286,271
Carnival	38,828	1,619,128
CBS, Cl. B	60,054	973,475
Coach	28,313	1,182,068
Comcast, Cl. A	252,929	4,992,818
D.R. Horton	25,231	370,643
Darden Restaurants	12,852	575,127
DeVry	5,645	352,192
DIRECTV, Cl. A	83,441 [a]	3,023,067
Discovery Communications, Cl. A	25,247 [a]	977,059
Eastman Kodak	26,383 [a]	161,464
Expedia	19,145	452,013
Family Dollar Stores	12,819	507,120
Ford Motor	299,861 [a,b]	3,904,190
Fortune Brands	13,292	696,767
GameStop, Cl. A	14,978 [a,b]	364,115
Gannett	21,306 [b]	362,628
Gap	42,893	1,060,744
Genuine Parts	14,506	620,857
Goodyear Tire & Rubber	22,326 [a]	299,838
H & R Block	29,682	543,477
Harley-Davidson	20,709 [b]	700,585
Harman International Industries	5,544 [a]	218,877
Hasbro	11,474	440,143
Home Depot	151,553	5,342,243
International Game Technology	27,021	569,603
Interpublic Group of Cos.	43,139 [a]	384,368
J.C. Penney	20,336	593,201
Johnson Controls	59,544	2,000,083

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Kohl’s	27,263 [a]	1,499,192
Leggett & Platt	13,875 [b]	340,354
Lennar, Cl. A	12,825	255,218
Limited Brands	23,596	632,373
Lowe’s	131,129	3,556,218
Macy’s	38,532	893,942
Marriott International, Cl. A	23,066 [b]	847,906
Mattel	31,990	737,370
McDonald’s	96,217	6,791,958
McGraw-Hill	28,618	964,999
Meredith	3,363 [b]	120,833
New York Times, Cl. A	10,949 [a,b]	108,614
Newell Rubbermaid	25,391	433,424
News, Cl. A	200,680	3,094,486
NIKE, Cl. B	34,685	2,632,938
Nordstrom	14,800	611,684
O’Reilly Automotive	12,486 [a]	610,441
Office Depot	24,809 [a]	170,190
Omnicom Group	27,639	1,179,080
Polo Ralph Lauren	5,303	476,740
Priceline.com	3,857 [a]	1,010,727
Pulte Group	27,633 [a]	361,716
RadioShack	12,021	259,053
Ross Stores	10,784 [b]	603,904
Scripps Networks Interactive, Cl. A	8,250	374,055
Sears Holdings	4,434 [a,b]	536,292
Sherwin-Williams	8,224	642,048
Stanley Black and Decker	14,373	893,282
Staples	64,382	1,514,908
Starbucks	67,056	1,742,115
Starwood Hotels & Resorts Worldwide	17,114 [c]	932,884
Target	67,021	3,811,484
Tiffany & Co.	10,983	532,456
Time Warner	102,571	3,393,049
Time Warner Cable	31,322	1,761,863
TJX	37,809	1,752,069

8

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Urban Outfitters	11,422 [a]	428,439
VF	8,035	694,385
Viacom, Cl. B	53,987 [a]	1,907,361
Walt Disney	171,611	6,322,149
Washington Post, Cl. B	556	281,981
Whirlpool	6,564 [b]	714,623
Wyndham Worldwide	16,216	434,751
Wynn Resorts	6,157	543,294
Yum! Brands	41,584	1,763,993
		101,093,805
Consumer Staples—10.7%
Altria Group	184,642	3,912,564
Archer-Daniels-Midland	57,150	1,596,771
Avon Products	37,941	1,226,633
Brown-Forman, Cl. B	9,915	576,855
Campbell Soup	17,290	620,019
Clorox	12,388	801,504
Coca-Cola	205,469	10,982,318
Coca-Cola Enterprises	29,112	807,276
Colgate-Palmolive	44,301	3,725,714
ConAgra Foods	40,268	985,358
Constellation Brands, Cl. A	17,869 [a]	326,467
Costco Wholesale	38,816	2,293,249
CVS Caremark	123,996	4,579,172
Dean Foods	15,966 [a]	250,666
Dr. Pepper Snapple Group	22,487	736,000
Estee Lauder, Cl. A	10,403 [b]	685,766
General Mills	29,067	2,068,989
H.J. Heinz	28,041	1,314,282
Hershey	14,690	690,577
Hormel Foods	6,455	263,106
J.M. Smucker	10,840	661,999
Kellogg	22,585	1,240,820
Kimberly-Clark	36,983	2,265,579
Kraft Foods, Cl. A	154,489	4,572,874
Kroger	57,812	1,285,161

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Lorillard	13,819	1,082,995
McCormick & Co.	11,759 [b]	465,304
Mead Johnson Nutrition	17,409	898,478
Molson Coors Brewing, Cl. B	13,868	615,184
PepsiCo	145,499	9,489,445
Philip Morris International	167,720	8,231,698
Procter & Gamble	258,913	16,094,032
Reynolds American	14,981	800,285
Safeway	34,762	820,383
Sara Lee	61,792	878,682
SUPERVALU	19,455	289,880
SYSCO	52,623	1,659,729
Tyson Foods, Cl. A	27,675	542,153
Wal-Mart Stores	190,301	10,209,649
Walgreen	88,093	3,096,469
Whole Foods Market	15,060 [a,b]	587,641
		104,231,726
Energy—11.0%
Anadarko Petroleum	43,776	2,721,116
Apache	29,948	3,047,508
Baker Hughes	38,298 [b]	1,905,730
Cabot Oil & Gas	9,477	342,404
Cameron International	22,063 [a]	870,606
Chesapeake Energy	57,178	1,360,836
Chevron	178,959	14,574,421
ConocoPhillips	132,292	7,830,363
Consol Energy	19,569	874,343
Denbury Resources	35,256 [a]	675,152
Devon Energy	39,557	2,663,373
Diamond Offshore Drilling	6,149 [b]	486,386
El Paso	62,036	750,636
EOG Resources	22,464	2,518,664
Exxon Mobil	420,845	28,554,333
FMC Technologies	11,108 [a]	751,901
Halliburton	80,302	2,461,256
Helmerich & Payne	9,410	382,234

10

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Hess	26,131	1,660,625
Marathon Oil	62,992	2,025,193
Massey Energy	7,485	274,176
Murphy Oil	16,939	1,018,881
Nabors Industries	25,764 [a]	555,730
National Oilwell Varco	37,210	1,638,356
Noble Energy	15,406	1,177,018
Occidental Petroleum	72,364	6,415,792
Peabody Energy	23,784	1,111,188
Pioneer Natural Resources	10,491	672,788
Range Resources	14,316	683,732
Rowan	10,323 [a]	307,625
Schlumberger	106,647	7,616,729
Smith International	22,318	1,065,908
Southwestern Energy	30,703 [a]	1,218,295
Spectra Energy	57,451	1,340,906
Sunoco	10,701	350,779
Tesoro	12,609	165,808
Valero Energy	51,009	1,060,477
Williams	51,784	1,222,620
XTO Energy	51,672	2,455,453
		106,809,341
Financial—16.1%
Aflac	41,638	2,121,873
Allstate	47,695	1,558,196
American Express	105,985	4,888,028
American International Group	11,382 [a,b]	442,760
Ameriprise Financial	22,619	1,048,617
AON	24,305	1,031,990
Apartment Investment &
Management, Cl. A	11,496 [c]	257,625
Assurant	10,932	398,253
AvalonBay Communities	7,291 [c]	758,556
Bank of America	893,552	15,932,032
Bank of New York Mellon	107,266	3,339,191
BB & T	61,149	2,032,593

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Berkshire Hathaway, Cl. B	147,378 [a]	11,348,106
Boston Properties	12,491 [b,c]	985,040
Capital One Financial	40,010	1,736,834
CB Richard Ellis Group, Cl. A	24,264 [a,b]	420,252
Charles Schwab	84,750	1,634,828
Chubb	29,333	1,550,836
Cincinnati Financial	14,953	424,665
Citigroup	1,739,586 [a]	7,601,991
CME Group	5,919	1,943,859
Comerica	15,426	647,892
Discover Financial Services	47,843	739,653
E*TRADE FINANCIAL	137,282 [a]	230,634
Equity Residential	24,777 [c]	1,121,655
Federated Investors, Cl. B	8,149 [b]	196,554
Fifth Third Bancorp	71,157	1,060,951
First Horizon National	19,809 [a,b]	280,297
Franklin Resources	13,246	1,531,767
Genworth Financial, Cl. A	44,090 [a]	728,367
Goldman Sachs Group	46,840	6,801,168
Hartford Financial Services Group	37,853	1,081,460
HCP	26,004 [b,c]	835,248
Health Care REIT	10,237 [b,c]	459,948
Host Hotels & Resorts	55,491 [b,c]	902,284
Hudson City Bancorp	41,799	555,927
Huntington Bancshares	64,047	433,598
IntercontinentalExchange	6,489 [a]	756,812
Invesco	37,420	860,286
Janus Capital Group	15,962	224,745
JPMorgan Chase & Co.	353,900	15,069,062
KeyCorp	76,620	691,112
Kimco Realty	33,196 [c]	517,526
Legg Mason	14,445 [b]	457,762
Leucadia National	16,227 [a]	410,705
Lincoln National	26,773	818,986
Loews	32,057	1,193,803
M & T Bank	7,065 [b]	617,128

12

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Marsh & McLennan	47,606	1,153,017
Marshall & Ilsley	46,802	425,898
MetLife	72,912	3,323,329
Moody’s	16,993 [b]	420,067
Morgan Stanley	124,407	3,759,580
Nasdaq OMX Group	12,510 [a]	262,710
Northern Trust	21,448	1,179,211
NYSE Euronext	23,639	771,341
People’s United Financial	31,814	494,071
Plum Creek Timber	14,740 [b,c]	586,652
PNC Financial Services Group	45,987	3,090,786
Principal Financial Group	28,445	831,163
Progressive	59,867	1,202,728
ProLogis	42,719 [b,c]	562,609
Prudential Financial	41,298	2,624,901
Public Storage	12,197 [c]	1,182,011
Regions Financial	106,713 [b]	943,343
Simon Property Group	25,377 [c]	2,259,061
SLM	43,135 [a]	527,972
State Street	44,314	1,927,659
SunTrust Banks	44,894	1,328,862
T. Rowe Price Group	22,878 [b]	1,315,714
Torchmark	7,266 [b]	389,022
Travelers	45,907	2,329,321
U.S. Bancorp	170,414	4,561,983
Unum Group	29,338	717,901
Ventas	13,202 [c]	623,530
Vornado Realty Trust	14,243 [c]	1,187,439
Wells Fargo & Co.	461,355	15,275,464
XL Capital, Cl. A	30,228	538,058
Zions Bancorporation	13,261 [b]	380,989
		156,857,847
Health Care—11.4%
Abbott Laboratories	137,923	7,056,141
Aetna	38,520	1,138,266
Allergan	27,356	1,742,304

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
AmerisourceBergen	25,214	777,852
Amgen	87,411 [a]	5,013,895
Baxter International	53,705	2,535,950
Becton Dickinson & Co.	21,092	1,610,796
Biogen Idec	24,109 [a]	1,283,804
Boston Scientific	134,173 [a]	923,110
Bristol-Myers Squibb	152,534	3,857,585
C.R. Bard	8,777	759,474
Cardinal Health	32,202	1,117,087
CareFusion	15,597 [a]	430,165
Celgene	40,917 [a]	2,534,808
Cephalon	6,246 [a]	400,993
Cerner	6,053 [a]	513,960
CIGNA	24,858	796,947
Coventry Health Care	13,920 [a]	330,461
DaVita	9,296 [a]	580,349
Dentsply International	13,655	500,319
Eli Lilly & Co.	90,079	3,150,063
Express Scripts	24,645 [a]	2,467,704
Forest Laboratories	26,763 [a]	729,559
Genzyme	23,573 [a]	1,255,027
Gilead Sciences	80,182 [a]	3,180,820
Hospira	14,688 [a]	790,068
Humana	15,035 [a]	687,400
Intuitive Surgical	3,468 [a]	1,250,422
Johnson & Johnson	245,263	15,770,411
King Pharmaceuticals	22,693 [a]	222,391
Laboratory Corp. of America Holdings	9,664 [a,b]	759,300
Life Technologies	15,847 [a]	866,989
McKesson	23,829	1,544,357
Medco Health Solutions	41,407 [a]	2,439,700
Medtronic	98,645	4,309,800
Merck & Co.	277,340	9,717,994
Millipore	5,035 [a]	534,465
Mylan	27,948 [a,b]	615,694
Patterson	8,332 [b]	266,541

14

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
PerkinElmer	10,875	272,419
Pfizer	719,795	12,034,972
Quest Diagnostics	13,420	767,087
St. Jude Medical	29,032 [a]	1,185,086
Stryker	24,887	1,429,509
Tenet Healthcare	39,514 [a]	246,963
Thermo Fisher Scientific	36,325 [a]	2,008,046
UnitedHealth Group	103,518	3,137,631
Varian Medical Systems	10,992 [a,b]	619,729
Waters	8,621 [a]	620,626
Watson Pharmaceuticals	9,560 [a]	409,359
WellPoint	39,621 [a]	2,131,610
Zimmer Holdings	18,916 [a]	1,152,174
		110,478,182
Industrial—10.6%
3M	63,110	5,595,964
Avery Dennison	10,421	406,732
Boeing	67,316	4,875,698
C.H. Robinson Worldwide	15,241 [b]	919,032
Caterpillar	55,477	3,777,429
Cintas	11,990	326,728
CSX	34,921	1,957,322
Cummins	17,892	1,292,339
Danaher	23,205	1,955,717
Deere & Co.	37,644	2,251,864
Dover	16,486	860,899
Dun & Bradstreet	4,729	363,991
Eaton	15,076	1,163,264
Emerson Electric	66,994	3,499,097
Equifax	11,141	374,338
Expeditors International
of Washington	18,770	764,690
Fastenal	11,772 [b]	643,811
FedEx	27,824	2,504,438
First Solar	4,423 [a,b]	634,922
Flowserve	5,079	581,952

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Fluor	16,266	859,495
General Dynamics	34,349	2,622,890
General Electric	949,779	17,912,832
Goodrich	11,014	817,019
Honeywell International	67,954	3,225,776
Illinois Tool Works	34,307	1,753,088
Iron Mountain	16,562	416,534
ITT	16,638	924,574
Jacobs Engineering Group	11,198 [a]	539,968
L-3 Communications Holdings	10,310	964,707
Lockheed Martin	28,120	2,387,107
Masco	33,364	541,498
Norfolk Southern	32,728	1,941,752
Northrop Grumman	27,025	1,833,106
Paccar	32,291 [b]	1,502,177
Pall	10,286	401,051
Parker Hannifin	14,240	985,123
Pitney Bowes	18,906 [b]	480,212
Precision Castparts	12,509	1,605,405
Quanta Services	17,846 [a,b]	359,240
R.R. Donnelley & Sons	18,672	401,261
Raytheon	34,094	1,987,680
Republic Services	29,484	914,889
Robert Half International	13,741 [b]	376,229
Rockwell Automation	12,935	785,413
Rockwell Collins	14,290	928,850
Roper Industries	8,258	503,903
Ryder System	5,257	244,556
Snap-On	5,307	255,691
Southwest Airlines	67,088	884,220
Stericycle	7,847 [a]	462,188
Textron	22,844 [b]	521,757
Union Pacific	44,942	3,400,312
United Parcel Service, Cl. B	88,501	6,118,959
United Technologies	83,585	6,264,696

16

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
W.W. Grainger	5,722	632,510
Waste Management	43,537 [b]	1,509,863
		103,016,758
Information Technology—18.6%
Adobe Systems	46,594 [a]	1,565,092
Advanced Micro Devices	51,311 [a]	464,878
Agilent Technologies	31,369 [a]	1,137,440
Akamai Technologies	15,570 [a,b]	604,583
Altera	26,119	662,378
Amphenol, Cl. A	15,346	709,139
Analog Devices	26,601	796,168
Apple	80,780 [a]	21,093,274
Applied Materials	118,622	1,634,611
Autodesk	20,540 [a]	698,565
Automatic Data Processing	44,906	1,947,124
BMC Software	16,630 [a]	654,557
Broadcom, Cl. A	38,488	1,327,451
CA	35,777	816,073
Cisco Systems	510,344 [a]	13,738,460
Citrix Systems	16,200 [a]	761,400
Cognizant Technology Solutions, Cl. A	26,180 [a]	1,339,892
Computer Sciences	13,869 [a]	726,597
Compuware	19,845 [a]	170,667
Corning	138,578	2,667,627
Dell	153,274 [a]	2,479,973
eBay	100,151 [a]	2,384,595
Electronic Arts	29,171 [a]	565,042
EMC	181,716 [a]	3,454,421
Fidelity National Information Services	28,434	747,530
Fiserv	14,009 [a]	715,720
FLIR Systems	13,941 [a,b]	426,455
Google, Cl. A	21,508 [a]	11,301,164
Harris	11,640	599,227
Hewlett-Packard	209,853	10,906,060
Intel	492,491	11,243,570

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
International Business Machines	115,822	14,941,038
Intuit	28,012 [a]	1,012,914
Jabil Circuit	17,391	266,430
JDS Uniphase	19,912 [a]	258,657
Juniper Networks	46,688 [a,b]	1,326,406
KLA-Tencor	15,567	530,212
Lexmark International, Cl. A	7,177 [a,b]	265,908
Linear Technology	20,522 [b]	616,891
LSI	58,832 [a]	354,169
MasterCard, Cl. A	8,547	2,119,998
McAfee	14,067 [a]	488,828
MEMC Electronic Materials	20,964 [a,b]	271,903
Microchip Technology	16,957 [b]	495,314
Micron Technology	75,732 [a]	708,094
Microsoft	680,382	20,778,866
Molex	11,845	265,446
Monster Worldwide	11,414 [a,b]	198,946
Motorola	205,530 [a]	1,453,097
National Semiconductor	20,689	305,783
NetApp	30,547 [a]	1,059,064
Novell	32,122 [a]	180,204
Novellus Systems	9,419 [a]	246,778
NVIDIA	48,230 [a]	758,176
Oracle	348,717	9,010,847
Paychex	28,527 [b]	872,926
QLogic	10,204 [a]	197,651
QUALCOMM	148,935	5,769,742
Red Hat	17,290 [a]	516,452
SAIC	26,394 [a]	459,520
Salesforce.com	9,580 [a]	820,048
SanDisk	20,935 [a]	835,097
Symantec	72,032 [a]	1,207,977
Tellabs	36,421	330,703
Teradata	15,591 [a]	453,230
Teradyne	15,545 [a]	190,115
Texas Instruments	111,589	2,902,430

18

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Total System Services	18,183	291,110
VeriSign	16,423 [a]	447,855
Visa, Cl. A	39,610 [b]	3,574,010
Western Digital	20,375 [a]	837,209
Western Union	61,478	1,121,974
Xerox	120,554	1,314,039
Xilinx	24,490	631,352
Yahoo!	105,952 [a]	1,751,387
		180,778,529
Materials—3.4%
Air Products & Chemicals	18,827	1,445,537
Airgas	7,474	474,225
AK Steel Holding	10,364 [b]	173,597
Alcoa	87,849	1,180,691
Allegheny Technologies	8,632 [b]	461,553
Ball	8,362	444,942
Bemis	9,391	285,580
CF Industries Holdings	6,176	516,746
Cliffs Natural Resources	11,291	706,026
Dow Chemical	101,872	3,140,714
E.I. du Pont de Nemours & Co.	80,485	3,206,522
Eastman Chemical	6,618	442,877
Ecolab	21,497	1,049,913
FMC	6,299	400,868
Freeport-McMoRan Copper & Gold	38,294	2,892,346
International Flavors & Fragrances	7,390	370,165
International Paper	39,295	1,050,748
MeadWestvaco	15,087	409,914
Monsanto	48,573	3,063,013
Newmont Mining	43,628	2,446,658
Nucor	27,976	1,267,872
Owens-Illinois	15,352 [a]	544,075
Pactiv	12,117 [a]	307,893
PPG Industries	14,910	1,049,217
Praxair	27,312	2,287,926
Sealed Air	14,662	315,233

The Fund	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Sigma-Aldrich	10,921	647,615
Titanium Metals	9,062 [a,b]	139,736
United States Steel	12,892 [b]	704,677
Vulcan Materials	11,043 [b]	632,543
Weyerhaeuser	18,737	927,856
		32,987,278
Telecommunication Services—2.7%
American Tower, Cl. A	35,700 [a]	1,456,917
AT & T	526,386	13,717,619
CenturyTel	26,402	900,572
Frontier Communications	30,020 [b]	238,959
Metropcs Communications	23,183 [a]	176,886
Qwest Communications International	134,619 [b]	704,057
Sprint Nextel	264,843 [a]	1,125,583
Verizon Communications	253,324	7,318,530
Windstream	38,489	425,303
		26,064,426
Utilities—3.4%
AES	59,178 [a]	682,914
Allegheny Energy	15,406	335,543
Ameren	20,858	541,474
American Electric Power	42,762	1,466,737
CenterPoint Energy	35,257	506,291
CMS Energy	20,707 [b]	336,696
Consolidated Edison	24,992 [b]	1,129,638
Constellation Energy Group	18,407	650,687
Dominion Resources	53,565	2,239,017
DTE Energy	14,927	719,034
Duke Energy	116,107	1,948,275
Edison International	28,923	994,084
Entergy	16,796	1,365,347
EQT	12,023	522,880
Exelon	58,730	2,560,041
FirstEnergy	27,088	1,025,823

20

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
FPL Group	36,784	1,914,607
Integrys Energy	7,021 [b]	348,312
Nicor	4,130	179,696
NiSource	25,483	415,373
Northeast Utilities	15,919	442,389
NRG Energy	22,865 [a]	552,647
ONEOK	9,302	457,100
Pepco Holdings	19,851	332,306
PG & E	32,985	1,444,743
Pinnacle West Capital	9,194	343,304
PPL	33,485	829,089
Progress Energy	24,822	990,894
Public Service Enterprise Group	44,991	1,445,561
Questar	15,888	761,830
SCANA	10,093	398,371
Sempra Energy	21,896	1,076,845
Southern	73,009	2,523,191
TECO Energy	19,648 [b]	332,641
Wisconsin Energy	10,759	564,955
Xcel Energy	41,328	898,884
		33,277,219
Total Common Stocks
(cost $860,523,073)		955,595,111
	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.14%, 6/10/10
(cost $1,439,779)	1,440,000 [d]	1,439,796

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,821,000)	15,821,000 [e]	15,821,000

The Fund	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $32,091,149)	32,091,149 [e]	32,091,149

Total Investments (cost $909,875,001)	103.3%	1,004,947,056
Liabilities, Less Cash and Receivables	(3.3%)	(32,441,398)
Net Assets	100.0%	972,505,658

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2010, the total market value of the fund’s securities on loan is
$31,269,064 and the total market value of the collateral held by the fund is $32,844,605, consisting of cash collateral of $32,091,149 and U.S. Government and Agency securities valued at $753,456.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	18.6	Short-Term/
Financial	16.1	Money Market Investments	5.0
Health Care	11.4	Materials	3.4
Energy	11.0	Utilities	3.4
Consumer Staples	10.7	Telecommunication Services	2.7
Industrial	10.6
Consumer Discretionary	10.4		103.3

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES
April 30, 2010 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2010 ($)
Financial Futures Long
Standard & Poor’s 500 E-mini	298	17,632,660	June 2010	493,505

See notes to financial statements.

The Fund	23

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,269,064)—Note 1(b):
Unaffiliated issuers	861,962,852	957,034,907
Affiliated issuers	47,912,149	47,912,149
Cash		543,828
Dividends and interest receivable		968,412
Receivable for shares of Capital Stock subscribed		201,178
Prepaid expenses		30,412
		1,006,690,886
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		172,055
Liability for securities on loan—Note 1(b)		32,091,149
Payable for shares of Capital Stock redeemed		1,067,907
Payable for investment securities purchased		529,510
Payable for futures variation margin—Note 4		324,607
		34,185,228
Net Assets ($)		972,505,658
Composition of Net Assets ($):
Paid-in capital		888,787,017
Accumulated undistributed investment income—net		5,105,728
Accumulated net realized gain (loss) on investments		(16,952,647)
Accumulated net unrealized appreciation (depreciation)
on investments (including $493,505 net unrealized
appreciation on financial futures)		95,565,560
Net Assets ($)		972,505,658
Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		39,956,730
Net Asset Value, offering and redemption price per share ($)		24.34

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,060,047
Affiliated issuers	8,468
Income from securities lending—Note 1(b)	32,717
Interest	625
Total Income	9,101,857
Expenses:
Management fee—Note 3(a)	923,729
Directors’ fees—Note 3(a)	38,086
Loan commitment fees—Note 2	6,079
Interest expense—Note 2	429
Total Expenses	968,323
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(38,086)
Net Expenses	930,237
Investment Income—Net	8,171,620
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,920,774
Net realized gain (loss) on financial futures	1,857,679
Net Realized Gain (Loss)	18,778,453
Net unrealized appreciation (depreciation) on investments	104,351,863
Net unrealized appreciation (depreciation) on financial futures	648,563
Net Unrealized Appreciation (Depreciation)	105,000,426
Net Realized and Unrealized Gain (Loss) on Investments	123,778,879
Net Increase in Net Assets Resulting from Operations	131,950,499

See notes to financial statements.

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	8,171,620	18,354,067
Net realized gain (loss) on investments	18,778,453	(34,101,191)
Net unrealized appreciation
(depreciation) on investments	105,000,426	79,873,064
Net Increase (Decrease) in Net Assets
Resulting from Operations	131,950,499	64,125,940
Dividends to Shareholders from ($):
Investment income—net	(8,654,219)	(19,278,995)
Net realized gain on investments	—	(13,785,771)
Total Dividends	(8,654,219)	(33,064,766)
Capital Stock Transactions ($):
Net proceeds from shares sold	115,762,704	214,665,866
Dividends reinvested	6,865,658	28,310,010
Cost of shares redeemed	(128,731,297)	(285,539,917)[a]
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,102,935)	(42,564,041)
Total Increase (Decrease) in Net Assets	117,193,345	(11,502,867)
Net Assets ($):
Beginning of Period	855,312,313	866,815,180
End of Period	972,505,658	855,312,313
Undistributed investment income—net	5,105,728	5,588,327
Capital Share Transactions (Shares):
Shares sold	5,027,170	11,558,659
Shares issued for dividends reinvested	311,741	1,532,443
Shares redeemed	(5,616,768)	(15,801,076)
Net Increase (Decrease) in Shares Outstanding	(277,857)	(2,709,974)

a Includes redemption-in-kind amounting to $26,394,584.
See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.26	20.18	32.30	28.73	25.18	23.66
Investment Operations:
Investment income—net[a]	.20	.44	.56	.55	.47	.48
Net realized and unrealized
gain (loss) on investments	3.10	1.42	(12.08)	3.54	3.54	1.52
Total from
Investment Operations	3.30	1.86	(11.52)	4.09	4.01	2.00
Distributions:
Dividends from
investment income—net	(.22)	(.46)	(.60)	(.52)	(.46)	(.48)
Dividends from net realized
gain on investments	—	(.32)	—	—	—	—
Total Distributions	(.22)	(.78)	(.60)	(.52)	(.46)	(.48)
Net asset value,
end of period	24.34	21.26	20.18	32.30	28.73	25.18
Total Return (%)	15.61[b]	9.84	(36.23)	14.41	16.13	8.48
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.21[c]	.21	.21	.21	.20	.20
Ratio of net expenses
to average net assets	.20[c]	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.78[c]	2.38	2.07	1.82	1.77	1.91
Portfolio Turnover Rate	5.78[b]	4.99	4.84	8.00	5.12	9.01
Net Assets, end of period
($ x 1,000)	972,506	855,312	866,815	1,664,428	1,455,487	1,433,403

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to replicate the total return of the Standard & Poor’s 500 Composite Stock Price Index primarily through investments in equity securities.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

28

Registered investment companies that are not traded on an exchange, are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	955,595,111	—	—	955,595,111
U.S. Treasury	—	1,439,796	—	1,439,796
Mutual Funds	47,912,149	—	—	47,912,149
Other Financial
Instruments††	493,505	—	—	493,505

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

30

income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2010,The Bank of New York Mellon earned $14,022 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $17,688,633 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income $19,284,228 and long term capital gains $13,780,538.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

32

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $61,900, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expenses of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .37% of the value of the fund’s average daily net assets. During the period ended April 30, 2010, there was no expense reimbursement pursuant to the undertaking.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $172,055.

34

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2010, amounted to $53,031,582 and $51,685,226, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	4/30/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	19,410,000	93,745,000	97,334,000	15,821,000	1.6
Dreyfus
Institutional
Cash
Advantage
Fund	46,833,971	113,363,432	128,106,254	32,091,149	3.3
Total	66,243,971	207,108,432	225,440,254	47,912,149	4.9

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at April 30, 2010 are set forth in the Statement of Financial Futures.

During the period ended April 30, 2010, the average market value of equity futures contracts was $18,797,526 which represented 2.0% of average net assets.

At April 30, 2010, accumulated net unrealized appreciation on investments was $95,072,055, consisting of $240,106,485 gross unrealized appreciation and $145,034,430 gross unrealized depreciation.

36

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund	37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

38

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load S&P 500® Index funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional S&P 500® Index funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five-and ten-year periods ended December 31, 2009. The Manager also provided a comparison of the fund’s calendar total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the only mutual fund managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences,

The Fund	39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s“unitary fee”structure.The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which,like the con-sultant,found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the

40

profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund	41

For More Information

Ticker Symbol: DSPIX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus U.S. Treasury Reserves

SEMIANNUAL REPORT April 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
21	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus U.S. Treasury Reserves Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large number of investors still seeking low-risk investments (such as cash instruments) and others seeking high-risk investments (such as smaller-cap and emerging markets securities).

Liquidity and preservation of capital are still important components of an investor’s investment portfolio. However, if you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about the potential that higher-yielding investment-grade alternatives, such as short-term bond funds, may offer in accordance with your specific risk tolerance and liquidity needs.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus U.S.Treasury Reserves’ Investor shares produced an annualized yield of 0.00%, and Class R shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite mounting evidence of an economic recovery, yields of short-term U.S. Treasury securities stood at historical lows during the reporting period as the Federal Reserve Board’s (the “Fed”) target for the overnight federal funds rate remained between 0.00% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government, as well as repurchase agreements with securities dealers, which are backed by U.S.Treasuries.To pursue its goal, the fund invests exclusively in direct obligations of the U.S.Treasury and in repurchase agreements secured by these obligations.

Despite Recovery, Monetary Policy Remained Unchanged

The reporting period began in the midst of a sustained economic recovery.The rebound was fueled, in part, by the Fed’s aggressive monetary policy, including an overnight federal funds rate that remained unchanged in a historically low range between 0.00% and 0.25%. Consequently, money market yields remained near zero percent during the reporting period.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. GDP grew at a 5.6% annualized rate during the fourth quarter of 2009, marking the second consecutive quarter of expansion in the wake of the Great Recession. The recovery was driven by steady improvement in manufacturing activity, an apparent bottoming of housing prices and revived business and consumer spending. However, the unemployment rate remained high, ending the year at 10%.

Although inventory rebuilding accounted for more than half of the gain in fourth-quarter 2009 GDP, economists were encouraged in January 2010 by a better-than-expected improvement in retail sales. In addition, the unemployment rate fell to 9.7%, and job losses continued to moderate in January and February.

Manufacturing activity rose for the eighth straight month in March, and it did so at the fastest rate in almost six years.The employment situation continued to improve, as 162,000 new jobs were created during the month while the unemployment rate held steady. However, the housing market continued to struggle, with existing home sales sliding –0.6% compared to the previous month.

Employment improved in April by the largest margin in approximately four years. Non-farm payrolls grew by 290,000 even as workers returning to the labor force pushed the unemployment rate up to 9.9%. It was also announced during the month that U.S. GDP grew at an estimated 3.2% annualized rate during the first quarter of 2010, the third consecutive quarterly gain but a far milder reading than at similar stages of most previous recoveries.According to the U.S.Department of Commerce,the sub-par expansion reflected positive contributions stemming from greater personal consumption, replenished inventories and rising export activity.

Finally, the U.S. Securities and Exchange Commission (“SEC”) issued new regulations governing money market funds, many of which became effective in March 2010 with compliance dates beginning in May 2010. According to the SEC, the “new rules are intended to increase the resilience of money market funds to economic stresses and reduce the risks of runs on the funds by tightening the maturity and

4

credit quality standards and imposing new liquidity requirements.” These new regulations had relatively little impact on the fund, which historically has been conservatively managed.

An Unwavering Focus on Quality

With few opportunities available in the short-term credit markets for significant levels of current income, most money market funds maintained weighted maturities that were shorter than historical averages.The fund was no exception, as we set its weighted average maturity roughly in line with industry averages for most of the reporting period.

As the economy continues to recover, some analysts have begun to anticipate higher short-term interest rates.However,inflationary pressures have remained low, and the Fed repeatedly has stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” Concerns regarding the fragility of the credit markets seem to have eased, as the Fed discontinued certain market support programs at the end of March.As always, as we look for signs that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on liquidity.

May 17, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus)
involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, yields of the fund’s Class R shares and Investor shares would have been lower, and in some cases,
7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.09	$ 1.09
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.10	$ 1.10
Ending value (after expenses)	$1,023.70	$1,023.70

† Expenses are equal to the fund’s annualized expense ratio of .22% for Investor shares and .22% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—30.8%	Purchase (%)	Amount ($)	Value ($)
5/27/10	0.12	50,000,000	49,995,847
6/17/10	0.32	25,000,000	24,989,555
9/9/10	0.20	25,000,000	24,981,805
10/7/10	0.26	20,000,000	19,977,475
Total U.S. Treasury Bills
(cost $119,944,682)			119,944,682

U.S. Treasury Notes—23.2%
5/17/10	0.54	25,000,000	25,043,115
6/1/10	0.27	30,000,000	30,059,625
8/16/10	0.27	10,000,000	10,113,508
11/1/10	0.34	25,000,000	25,146,799
Total U.S. Treasury Notes
(cost $90,363,047)			90,363,047

Repurchase Agreements—45.7%
Citigroup Global Markets Holdings Inc.
dated 4/30/10, due 5/3/10 in the amount
of $50,000,792 (fully collateralized by
$52,276,600 U.S. Treasury Notes, 3.13%,
due 5/15/19, value $51,000,011)	0.19	50,000,000	50,000,000
Goldman, Sachs & Co.
dated 4/30/10, due 5/3/10 in the amount
of $33,000,468 (fully collateralized by
$33,664,600 U.S. Treasury Bills,
due 6/3/10, value $33,660,022)	0.17	33,000,000	33,000,000
JP Morgan Chase & Co.
dated 4/30/10, due 5/3/10 in the amount
of $45,000,675 (fully collateralized by
$45,610,000 U.S. Treasury Notes, 2.38%,
due 9/30/14, value $45,901,757)	0.18	45,000,000	45,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
RBS Securities, Inc.
dated 4/30/10, due 5/3/10 in the amount
of $50,000,792 (fully collateralized by
$50,490,000 U.S. Treasury Bonds, 4.50%,
due 5/15/38, value $51,003,254)	0.19	50,000,000	50,000,000
Total Repurchase Agreements
(cost $178,000,000)			178,000,000

Total Investments (cost $388,307,729)		99.7%	388,307,729

Cash and Receivables (Net)		.3%	1,010,940

Net Assets		100.0%	389,318,669

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Repurchase Agreements	45.7	U.S. Treasury Notes	23.2
U.S. Treasury Bills	30.8		99.7
† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $178,000,000)—Note 1(b)	388,307,729	388,307,729
Interest receivable		1,113,866
		389,421,595
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		72,259
Cash overdraft due to Custodian		30,238
Payable for shares of Capital Stock redeemed		418
Dividend payable		11
		102,926
Net Assets ($)		389,318,669
Composition of Net Assets ($):
Paid-in capital		389,317,489
Accumulated net realized gain (loss) on investments		1,180
Net Assets ($)		389,318,669

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	106,904,394	282,414,275
Shares Outstanding	106,904,060	282,413,429
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Interest Income	496,157
Expenses:
Management fee—Note 2(a)	1,135,318
Distribution fees (Investor Shares)—Note 2(b)	114,140
Directors’ fees—Note 2(a)	15,236
Total Expenses	1,264,694
Less—reduction in expenses due to undertaking—Note 2(a)	(753,383)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(15,236)
Net Expenses	496,075
Investment Income—Net	82
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,180
Net Increase in Net Assets Resulting from Operations	1,262

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	82	70,734
Net realized gain (loss) on investments	1,180	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,262	70,734
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(20)	(9,974)
Class R Shares	(62)	(60,760)
Total Dividends	(82)	(70,734)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	45,237,903	182,079,095
Class R Shares	271,235,242	744,086,900
Dividends reinvested:
Investor Shares	19	9,200
Class R Shares	3	2,733
Cost of shares redeemed:
Investor Shares	(64,154,471)	(211,090,213)
Class R Shares	(388,975,706)	(846,020,885)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(136,657,010)	(130,933,170)
Total Increase (Decrease) in Net Assets	(136,655,830)	(130,933,170)
Net Assets ($):
Beginning of Period	525,974,499	656,907,669
End of Period	389,318,669	525,974,499

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2010		Year Ended October 31,
Investor Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.016	.043	.039	.020
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.016)	(.043)	(.039)	(.020)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.01	1.62	4.41	3.96	2.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	.73	.72	.71	.70	.70
Ratio of net expenses
to average net assets	.22[c]	.39	.68	.70	.70	.70
Ratio of net investment income
to average net assets	.00[b,c]	.01	1.51	4.31	3.89	2.01
Net Assets, end of period
($ x 1,000)	106,904 125,821		154,823	108,151	93,091	93,973

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

12

Six Months Ended
	April 30, 2010		Year Ended October 31,
Class R Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.018	.045	.041	.022
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.018)	(.045)	(.041)	(.022)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.01	1.81	4.62	4.17	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	.53	.52	.51	.50	.50
Ratio of net expenses
to average net assets	.22[c]	.38	.49	.50	.50	.50
Ratio of net investment income
to average net assets	.00[b,c]	.01	1.35	4.40	4.05	2.10
Net Assets, end of period
($ x 1,000)	282,414 400,154		502,085	63,941	17,640	25,243

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, port-

14

folio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	388,307,729
Level 3—Significant Unobservable Inputs	—
Total	388,307,729
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board

18

member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $274,186 for Investor shares and $479,197 for Class R shares during the period ended April 30, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2010, Investor shares were charged $114,140 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $159,437 and Rule 12b-1 distribution plan fees $18,042, which are offset against an expense reimbursement currently in effect in the amount of $105,220.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

20

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load U.S.Treasury money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail U.S.Treasury money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below or at the Performance Group median for each reported period. The Board members noted that the fund’s total return performance was variously above, below and equal to the Performance Universe medians for the reported periods. In each case where the fund’s performance was below the median, there was only a .01% or .02% difference between the median performance and the fund’s performance.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.A representative of the Manager reminded the Board members that the Manager had undertaken to reimburse a portion of expenses in the event that current yields dropped below a certain level and that the fund’s expense ratio reflected such a waiver. It was noted that the waiver was voluntary and may be terminated at any time. Noting that the fund was the only fund in the Expense Group with a“unitary fee”structure,the Board members noted that the fund’s contractual management fee was below its Expense Group median.The Board members also noted that, taking into account

22

the expense waiver, the fund’s actual management fee and expense ratio were below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which,like the con-sultant,found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and manage- ment fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

24

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 25

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Small Cap Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Cap Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large amount of investors still seeking low risk investments (such as cash instruments) and others seeking high risk investments (such as smaller-cap and emerging market securities), while the investment classes in the middle of the risk spectrum have seemingly been ignored.

It is important to note that the investor sentiment cycle usually lags the economic cycle.That’s why we continue to stress the importance of a long-term, well-balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio in the past year, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term emotions.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Small Cap Fund’s Class A shares produced a total return of 27.00%, Class B shares returned 26.51%, Class C shares returned 26.62% and Class I shares returned 27.27%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), produced a total return of 28.17%, and the fund’s previous benchmark, the Russell 2000 Value Index, returned 30.66% for the same period.2

Stocks generally rallied over the reporting period as the U.S. economy and financial markets continued to rebound from the 2008 recession and banking crisis.The fund produced returns that were lower than its benchmark, primarily due to underperforming positions held in the consumer discretionary and energy area.After a thorough investment review by the new portfolio management team, the holdings were liquidated.

Effective February 12, 2010, David A. Daglio became the fund’s primary portfolio manager, the fund’s name was changed to Dreyfus Small Cap Fund, and the Russell 2000 Index became the fund’s benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small U.S. companies with market capitalization range of the Russell 2000 at the time of purchase. We select stocks using a disciplined, “bottom-up” investment process that relies on proprietary fundamental research. Elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. The fund’s sector weightings and risk characteristics are a result of this bottom-up process and may vary from those of the benchmark at any given time.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Recovery Fueled Stock Market Gains

The reporting period saw the continuation of an economic recovery and stock market rally that had begun earlier in 2009.Although unemployment and foreclosure rates remained high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.

As was the case since the rally began, investors generally continued to search for bargains among smaller companies, particularly those selling at low valuations in the wake of the downturn.Consequently,small-cap and value-oriented stocks generally produced higher returns than their large-cap and growth-oriented counterparts during the reporting period.

Relative Performance Began to Improve Under the New Management Team

From the start of the reporting period through February 2010, the fund modestly underperformed the Russell 2000 Index, mainly due to shortfalls in the consumer discretionary and energy sectors. Energy producer ATP Oil & Gas Corp. declined after production fell short of analysts’ expectations, while clothing maker True Religion Apparel missed its 2009 earnings forecasts. Better performance in the health care sector helped to offset some of that weakness. In addition, consumer finance company World Acceptance Corp. gained value amid stronger-than-expected loan growth and declining defaults.

After the current management team took the reins in February, relative performance improved. In the consumer discretionary sector, winners included Furniture Brands International, which proved well positioned for the economic recovery as consumer spending improved.Automobile components manufacturer ArvinMeritor benefited from an industry-wide rebound in car and truck sales. Retailers Saks Incorporated and Ann Taylor Stores saw same-store sales rise due to better merchandising and a sharper focus on core customers.

The fund also fared well in the industrials sector, where the economic recovery boosted holdings in the building materials, trucking and machinery industries. For example, machine components supplier Altra Holdings produced strong results when manufacturing activity generally increased.Among technology companies, the fund scored successes with

4

software developers such as Rovi Corporation, which makes interactive guides for television systems and has benefited from growing demand for high definition service. Microchip maker Lattice Semiconductor also flourished due to a sharp increase in orders during the reporting period.

Laggards since February included King Pharmaceuticals, which encountered regulatory resistance to a new drug under development.

Constructive on the Outlook for Small Cap Stocks

Despite concerns about a subpar economic recovery compared to historical norms, we are constructive about the outlook for small cap stocks.We continue to find many interesting investment opportunities where stocks are priced at a large discount to intrinsic value, the robustness of mid-cycle business prospects are under appreciated by general consensus and a revaluation trigger has been identified that could begin the process of better investor perception. As always, there will be challenges ahead, but we continue to believe the mostly like path of small cap stocks is a higher one over time.

May 17, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.

Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2011. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.49	$ 11.74	$ 11.74	$ 6.09
Ending value (after expenses)	$1,270.00	$1,265.10	$1,266.20	$1,272.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.66	$ 10.44	$ 10.44	$ 5.41
Ending value (after expenses)	$1,018.20	$1,014.43	$1,014.43	$1,019.44

† Expenses are equal to the fund’s annualized expense ratio of 1.33% for Class A, 2.09% for Class B, 2.09% for Class C and 1.08% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2010 (Unaudited)

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—28.3%
American Axle & Manufacturing Holdings	103,310 [a]	1,111,616
AnnTaylor Stores	46,230 [a,b]	1,003,191
ArvinMeritor	154,860 [a,b]	2,372,455
Bebe Stores	85,550	704,932
Belo, Cl. A	187,370	1,624,498
Callaway Golf	48,440 [b]	454,852
CBS, Cl. B	35,660	578,049
CDI	22,940	399,844
Central European Media
Enterprises, Cl. A	10,120 [a,b]	344,080
Crocs	87,710 [a]	847,279
Dana Holding	93,840 [a]	1,253,702
Furniture Brands International	112,740 [a,b]	933,487
Genesco	18,570 [a,b]	618,195
Interpublic Group of Cos.	196,900 [a]	1,754,379
Kelly Services, Cl. A	20,930 [a]	336,554
Liz Claiborne	153,530 [a,b]	1,341,852
Modine Manufacturing	40,630 [a]	569,226
Mohawk Industries	7,850 [a]	500,359
Navistar International	9,850 [a,b]	476,149
New York Times, Cl. A	44,800 [a,b]	444,416
Office Depot	62,710 [a]	430,191
OfficeMax	56,360 [a]	1,070,840
Orient-Express Hotels, Cl. A	107,360 [a]	1,465,464
Saks	192,940 [a,b]	1,881,165
ScanSource	59,870 [a]	1,667,978
SFN Group	43,200 [a]	369,360
WABCO Holdings	29,530 [a]	980,101
Wet Seal, Cl. A	86,330 [a]	408,341
		25,942,555
Consumer Staples—2.2%
AFC Enterprises	16,090 [a]	175,542
Avery Dennison	11,490	448,455
Brinker International	56,560	1,047,491
Nash Finch	10,600 [b]	371,212
		2,042,700

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—5.6%
Comstock Resources	23,560 [a]	755,334
Key Energy Services	89,620 [a,b]	973,273
Matrix Service	34,360 [a]	365,247
PetroHawk Energy	12,420 [a]	268,148
Pinnacle Financial Partners	26,290 [a,b]	401,711
PNM Resources	117,090 [b]	1,591,253
Resolute Energy	57,540 [a,b]	769,885
		5,124,851
Financial—18.8%
Actuant, Cl. A	80,640	1,849,075
BioMed Realty Trust	51,436 [b,c]	952,080
CB Richard Ellis Group, Cl. A	79,970 [a]	1,385,080
Chimera Investment	162,110	659,788
FBR Capital Markets	233,260 [a]	1,103,320
First Midwest Bancorp	31,410	477,432
Glacier Bancorp	55,250	1,021,573
Hanover Insurance Group	13,220 [b]	595,561
Huntington Bancshares	34,020 [b]	230,315
Janus Capital Group	93,780	1,320,422
Jones Lang LaSalle	9,240	728,851
National Penn Bancshares	29,150 [b]	213,378
PacWest Bancorp	20,710 [b]	497,247
Portfolio Recovery Associates	28,910 [a,b]	1,921,648
PrivateBancorp	37,520	537,286
TradeStation Group	137,750 [a]	1,151,590
United Community Banks	90,610 [a,b]	529,162
Waddell & Reed Financial, Cl. A	29,010	1,076,851
Wilmington Trust	57,330 [b]	993,529
		17,244,188

8

Common Stocks (continued)	Shares	Value ($)
Health Care—8.8%
Abraxis Bioscience	20,610 [a,b]	1,029,882
Amedisys	28,820 [a,b]	1,659,456
Cooper	17,420	677,464
Emergent Biosolutions	90,140 [a]	1,467,479
King Pharmaceuticals	160,720 [a]	1,575,056
Pain Therapeutics	139,720 [a,b]	838,320
Vanda Pharmaceuticals	92,530 [a,b]	774,476
		8,022,133
Industrial—14.6%
Altra Holdings	62,230 [a]	943,407
Columbus McKinnon	28,140 [a]	507,364
Con-way	31,430 [b]	1,220,741
Forrester Research	19,580 [a]	628,714
FreightCar America	10,880 [b]	311,386
Granite Construction	30,360 [b]	1,020,400
Kaman	31,160	854,096
Lennox International	21,640	979,426
Myers Industries	41,550	451,233
Old Dominion Freight Line	25,490 [a,b]	914,581
Quanex Building Products	23,140	439,660
Saia	36,740 [a]	608,782
Simpson Manufacturing	49,460	1,681,145
Sterling Construction	39,030 [a]	683,025
Textron	16,170 [b]	369,323
UAL	34,540 [a,b]	745,373
US Airways Group	55,210 [a,b]	390,335
UTi Worldwide	39,870	631,939
		13,380,930

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology—13.4%
Brocade Communications Systems	51,020 [a]	331,120
Cadence Design Systems	100,480 [a]	749,581
DealerTrack Holdings	86,570 [a]	1,320,192
Emulex	24,590 [a]	288,932
Encore Wire	29,696	659,548
Lattice Semiconductor	32,090 [a]	169,114
Lawson Software	103,220 [a]	800,987
Micros Systems	41,070 [a]	1,526,161
Microsemi	56,450 [a]	934,812
Omnicell	30,660 [a]	409,311
Rovi	23,270 [a,b]	907,065
Take-Two Interactive Software	81,170 [a]	882,318
Teradyne	23,460 [a,b]	286,916
Vishay Intertechnology	216,360 [a]	2,252,308
Websense	32,650 [a,b]	743,441
		12,261,806
Materials—2.1%
Cabot	42,220	1,373,839
Celanese, Ser. A	10,090	322,779
Griffon	19,240 [a,b]	271,284
		1,967,902
Telecommunication Services—2.5%
Cbeyond	55,040 [a,b]	846,515
Leap Wireless International	15,680 [a,b]	287,258
PAETEC Holding	237,420 [a]	1,182,352
		2,316,125
Utilities—3.3%
Great Plains Energy	52,660	1,017,918
Portland General Electric	101,205 [b]	2,011,955
		3,029,873
Total Common Stocks
(cost $81,933,838)		91,333,063

10

Investment of Cash Collateral
for Securities Loaned—25.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $22,905,206)	22,905,206 [d]	22,905,206

Total Investments (cost $104,839,044)	124.6%	114,238,269
Liabilities, Less Cash and Receivables	(24.6%)	(22,579,140)
Net Assets	100.0%	91,659,129

a	Non-income producing security.
b

Security, or portion thereof, on loan.At April 30, 2010, the total market value of the fund’s securities on loan is $21,276,723 and the total market value of the collateral held by the fund is $22,905,206.

c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	28.3	Energy	5.6
Money Market Investment	25.0	Utilities	3.3
Financial	18.8	Telecommunication Services	2.5
Industrial	14.6	Consumer Staples	2.2
Information Technology	13.4	Materials	2.1
Health Care	8.8		124.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,276,723)—Note 1(b):
Unaffiliated issuers			81,933,838	91,333,063
Affiliated issuers			22,905,206	22,905,206
Cash				234,665
Receivable for investment securities sold				1,762,039
Receivable for shares of Capital Stock subscribed				61,727
Dividends and interest receivable				33,238
				116,329,938
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				98,446
Liability for securities on loan—Note 1(b)				22,905,206
Payable for investment securities purchased				1,498,863
Payable for shares of Capital Stock redeemed				167,622
Interest payable—Note 2				672
				24,670,809
Net Assets ($)				91,659,129
Composition of Net Assets ($):
Paid-in capital				227,272,464
Accumulated distributions in excess of investment income—net				(28,124)
Accumulated net realized gain (loss) on investments				(144,984,436)
Accumulated net unrealized appreciation
(depreciation) on investments				9,399,225
Net Assets ($)				91,659,129

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	53,440,744	3,793,742	9,272,792	25,151,851
Shares Outstanding	3,643,103	281,059	686,432	1,687,361
Net Asset Value Per Share ($)	14.67	13.50	13.51	14.91

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	652,666
Affiliated issuers	328
Income from securities lending—Note 1(b)	38,120
Total Income	691,114
Expenses:
Management fee—Note 3(a)	497,202
Distribution and service plan fees—Note 3(b)	116,136
Directors’ fees—Note 3(a)	3,591
Interest expense—Note 2	1,996
Loan commitment fees—Note 2	644
Total Expenses	619,569
Less—reduction in management fee due to undertaking—Note 3(a)	(68,515)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(3,591)
Net Expenses	547,463
Investment Income—Net	143,651
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,599,983
Net unrealized appreciation (depreciation) on investments	15,447,301
Net Realized and Unrealized Gain (Loss) on Investments	19,047,284
Net Increase in Net Assets Resulting from Operations	19,190,935

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009[a]
Operations ($):
Investment income—net	143,651	1,271,735
Net realized gain (loss) on investments	3,599,983	(65,845,850)
Net unrealized appreciation
(depreciation) on investments	15,447,301	50,618,548
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,190,935	(13,955,567)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(362,526)	(678,258)
Class B Shares	(6,994)	—
Class C Shares	(23,863)	—
Class I Shares	(297,922)	(853,987)
Class T Shares	—	(67,323)
Total Dividends	(691,305)	(1,599,568)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	18,893,833	22,057,069
Class B Shares	3,754	57,143
Class C Shares	360,256	576,407
Class I Shares	3,177,393	11,382,546
Class T Shares	—	738,218
Dividends reinvested:
Class A Shares	278,585	546,000
Class B Shares	4,818	—
Class C Shares	14,047	—
Class I Shares	280,775	762,630
Class T Shares	—	51,431
Cost of shares redeemed:
Class A Shares	(17,982,335)	(52,783,012)
Class B Shares	(1,184,261)	(2,080,954)
Class C Shares	(1,248,751)	(3,502,655)
Class I Shares	(8,527,816)	(48,785,006)
Class T Shares	—	(7,802,562)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,929,702)	(78,782,745)
Total Increase (Decrease) in Net Assets	12,569,928	(94,337,880)
Net Assets ($):
Beginning of Period	79,089,201	173,427,081
End of Period	91,659,129	79,089,201
Undistributed (distributions in excess of)
investment income—net	(28,124)	519,530

14

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,340,332	2,210,887
Shares issued for dividends reinvested	22,704	51,901
Shares redeemed	(1,334,716)	(5,086,317)
Net Increase (Decrease) in Shares Outstanding	28,320	(2,823,529)
Class Bb
Shares sold	333	5,937
Shares issued for dividends reinvested	426	—
Shares redeemed	(100,335)	(221,698)
Net Increase (Decrease) in Shares Outstanding	(99,576)	(215,761)
Class C
Shares sold	29,923	58,888
Shares issued for dividends reinvested	1,240	—
Shares redeemed	(105,489)	(376,695)
Net Increase (Decrease) in Shares Outstanding	(74,326)	(317,807)
Class I
Shares sold	240,146	1,114,374
Shares issued for dividends reinvested	22,552	71,407
Shares redeemed	(663,563)	(4,631,678)
Net Increase (Decrease) in Shares Outstanding	(400,865)	(3,445,897)
Class Tc
Shares sold	—	73,618
Shares issued for dividends reinvested	—	5,008
Shares redeemed	—	(830,091)
Net Increase (Decrease) in Shares Outstanding	—	(751,465)

a	Effective as of close of business on Febraury 4, 2009, the fund no longer offers Class T shares.
b

During the period ended April 30, 2010, 19,498 Class B shares representing $230,801 were automatically converted to 17,938 Class A shares and during the period ended October 31, 2009, 42,287 Class B shares representing $399,611 were automatically converted to 38,886 Class A shares.

c	On the close of business on February 4, 2009, 478,907 Class T shares representing $4,444,262 were automatically converted to 467,817 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.65	12.09	22.34	23.55	21.49	20.19
Investment Operations:
Investment income (loss)—net[a]	.02	.12	.06	.06	.06	(.02)
Net realized and unrealized
gain (loss) on investments	3.11	(.44)	(7.11)	.72	2.70	2.46
Total from Investment Operations	3.13	(.32)	(7.05)	.78	2.76	2.44
Distributions:
Dividends from
investment income—net	(.11)	(.12)	—	(.02)	—	—
Dividends from net realized
gain on investments	—	—	(3.20)	(1.97)	(.70)	(1.14)
Total Distributions	(.11)	(.12)	(3.20)	(1.99)	(.70)	(1.14)
Net asset value, end of period	14.67	11.65	12.09	22.34	23.55	21.49
Total Return (%)[b]	27.00[c]	(2.56)	(35.70)	3.42	13.18	12.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52[d]	1.51	1.51	1.50	1.50	1.50
Ratio of net expenses
to average net assets	1.33[d]	1.36	1.36	1.42	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.37[d]	1.14	.34	.27	.27	(.08)
Portfolio Turnover Rate	156.46[c]	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period
($ x 1,000)	53,441	42,115	77,814	223,590	398,035	387,991

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2010			Year Ended October 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.69	11.05	20.86	22.25	20.50	19.44
Investment Operations:
Investment income (loss)—net[a]	(.02)	.04	(.06)	(.10)	(.10)	(.18)
Net realized and unrealized
gain (loss) on investments	2.85	(.40)	(6.55)	.68	2.55	2.38
Total from Investment Operations	2.83	(.36)	(6.61)	.58	2.45	2.20
Distributions:
Dividends from net realized
gain on investments	(.02)	—	(3.20)	(1.97)	(.70)	(1.14)
Net asset value, end of period	13.50	10.69	11.05	20.86	22.25	20.50
Total Return (%)[b]	26.51[c]	(3.26)	(36.20)	2.65	12.28	11.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27[d]	2.26	2.26	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.09[d]	2.11	2.11	2.17	2.25	2.25
Ratio of net investment income
(loss) to average net assets	(.32)[d]	.38	(.42)	(.46)	(.48)	(.86)
Portfolio Turnover Rate	156.46[c]	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period
($ x 1,000)	3,794	4,068	6,589	18,876	25,767	31,755

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2010			Year Ended October 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.71	11.07	20.89	22.28	20.52	19.46
Investment Operations:
Investment income (loss)—net[a]	(.02)	.03	(.06)	(.10)	(.10)	(.17)
Net realized and unrealized
gain (loss) on investments	2.85	(.39)	(6.56)	.68	2.56	2.37
Total from Investment Operations	2.83	(.36)	(6.62)	.58	2.46	2.20
Distributions:
Dividends from net realized
gain on investments	(.03)	—	(3.20)	(1.97)	(.70)	(1.14)
Net asset value, end of period	13.51	10.71	11.07	20.89	22.28	20.52
Total Return (%)[b]	26.62[c]	(3.34)	(36.19)	2.65	12.32	11.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27[d]	2.26	2.26	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.09[d]	2.11	2.11	2.17	2.25	2.25
Ratio of net investment income
(loss) to average net assets	(.35)[d]	.37	(.43)	(.48)	(.48)	(.84)
Portfolio Turnover Rate	156.46[c]	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period
($ x 1,000)	9,273	8,145	11,935	34,161	53,520	65,973

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

Six Months Ended
April 30, 2010			Year Ended October 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.86	12.33	22.72	23.92	21.77	20.39
Investment Operations:
Investment income—net[b]	.04	.15	.11	.13	.12	.04
Net realized and unrealized
gain (loss) on investments	3.15	(.45)	(7.26)	.72	2.73	2.48
Total from Investment Operations	3.19	(.30)	(7.15)	.85	2.85	2.52
Distributions:
Dividends from
investment income—net	(.14)	(.17)	(.04)	(.08)	—	—
Dividends from net realized
gain on investments	—	—	(3.20)	(1.97)	(.70)	(1.14)
Total Distributions	(.14)	(.17)	(3.24)	(2.05)	(.70)	(1.14)
Net asset value, end of period	14.91	11.86	12.33	22.72	23.92	21.77
Total Return (%)	27.27[c]	(2.34)	(35.57)	3.68	13.43	12.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.27[d]	1.26	1.26	1.25	1.25	1.25
Ratio of net expenses
to average net assets	1.08[d]	1.11	1.11	1.16	1.25	1.25
Ratio of net investment income
to average net assets	.70[d]	1.48	.62	.57	.53	.20
Portfolio Turnover Rate	156.46[c]	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period
($ x 1,000)	25,152	24,761	68,233	263,262	255,151	187,464

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Directors held on February 9, 2010, the Board approved, effective February 12, 2010, a proposal to change the name of the fund from “Dreyfus Small Cap Value Fund” to “Dreyfus Small Cap Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value shares of Capital Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a

20

front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	89,523,519	—	—	89,523,519
Equity Securities—
Foreign†	1,809,544	—	—	1,809,544
Mutual Funds	22,905,206	—	—	22,905,206
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2010,The Bank of NewYork Mellon earned $16,337 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $148,355,674 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $82,139,438 of the carryover expires in fiscal 2016 and $66,216,236 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income $1,599,568. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010 was approximately $285,100, with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/LaurelTax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone.

26

Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from November 1, 2009 through February 10, 2010, to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Manager has currently agreed from February 11, 2010 through March 1, 2011 to waive receipt of a portion of the fund’s management fee, in the amount of .20% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $68,515 during the period ended April 30, 2010.

During the period ended April 30, 2010, the Distributor retained $1,430 from commissions earned on sales of fund’s Class A shares and $11,276 and $1,183 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2010, Class A, Class B and Class C shares were charged $54,397, $14,373, and $31,931, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $4,791 and $10,644, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

28

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,821, Rule 12b-1 distribution plan fees $18,628 and service plan fees $2,686, which are offset against an expense reimbursement currently in effect in the amount of $14,689.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $125,166,731 and $137,204,384, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	4/30/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund 280,000		17,630,000	17,910,000	—	—
Dreyfus
Institutional
Cash
Advantage
Plus Fund	18,045,143	55,419,970	50,559,907	22,905,206	25.0
Total	18,325,143	73,049,970	68,469,907	22,905,206	25.0

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2010, accumulated net unrealized appreciation on investments was $9,399,225, consisting of $10,626,293 gross unrealized appreciation and $1,227,068 gross unrealized depreciation.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, small-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each of the reported periods ended December 31, 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board had previously expressed its concern with the fund’s performance and requested that the Manager take steps to improve it. At the February 9, 2010 Board meeting, representatives of the Manager presented, and the Board members approved, proposals to change: 1) the portfolio managers of the fund, 2) the fund’s investment style from a “value” oriented investment style to a “core” or “blend” oriented investment style; 3) the fund’s name to reflect the change in investment style; 4) the fund’s benchmark; 5) the fund’s investment policy to invest at least 80% of its net assets in the stocks of small U.S. companies (those with market capitalizations between $100 million and $3 billion at the time of purchase) to an investment policy to invest at least 80% of its net assets in the stocks of small companies; and 6) the market capitalization range noted above to companies with market capitalizations that fall within the range of companies in the Russell 2000 Index at the time of purchase.

32

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.A representative of the Manager reminded the Board members that the fund’s total expense ratio, as of October 31, 2009, reflected a waiver by the Manager of a portion of its management fee in the amount of 0.15% of the value of the fund’s average daily net assets, which was scheduled to continue until April 4, 2010 (representing 12% of the fund’s contractual management fee). Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians.The Board members also noted that the fund’s expense ratio was below the Expense Group and Expense Universe medians, with the waiver. Representatives of the Manager and the Board members agreed that the waiver by the Manager would be increased to reflect a waiver by the Manager of a portion of its management fee in the amount of 0.20% of the value of the fund’s average daily net assets and that waiver would be extended until March 1, 2011 (representing 16% of the fund’s contractual management fee).

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and dis-

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

cussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of,individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver and its effect on the profitability of the Manager.

34

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  While the Board was concerned about the fund’s relative total return performance, the Board believed the Manager was seeking to improve it, noting the changes discussed above.

  The Board concluded, taking into account the increase and exten- sion of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
23	Statement of Financial Futures
24	Statement of Options Written
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
32	Notes to Financial Statements
51	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Strategic Income Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Income Fund, covering the six-month period from November 1, 2009, through April 30, 2010.

Fixed-income performance continued to favor higher yield over the reporting period as the global economic recovery made headway. Higher-yielding segments of the world and domestic bond markets, such as emerging market sovereign debt and high yield corporate securities, ranked among the global fixed income leaders. In contrast, higher-quality sovereign securities, namely U.S Treasuries, experienced heightened volatility as a result of continued credit crises overseas but posted moderately positive to negative results for the reporting period as investors sought more than principal protection from their investments.

We believe that a long-term, well-balanced asset allocation strategy including a consideration for fixed income instruments outside of the U.S. can help cushion the volatility of the overall global financial markets. If you have not revisited your investment portfolio after the recent market events, we urge you to speak with your financial advisor about positioning your portfolio to better respond to long-term market fundamentals rather than lie susceptible to short-term market technicals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through April 30, 2010, as provided by Kent Wosepka, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Strategic Income Fund’s Class A, Class C and Class I shares produced total returns of 7.75%, 7.34% and 7.93%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), produced a total return of 2.54% for the same period.2

Higher yielding sectors of the bond market continued to rally during the reporting period as the economy gradually recovered. Conversely, U.S. government securities trailed market averages when investors favored riskier assets.The fund produced higher returns than its benchmark over the reporting period, primarily due to the fund’s overweight exposure to corporate bonds, commercial mortgages and asset-backed securities.

The Fund’s Investment Approach

The fund seeks high current income as its primary goal and capital appreciation as a secondary goal. To pursue these goals, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Bond Market Rallied as the Economy Recovered

Although the U.S. and global economies continued to strengthen during the reporting period, the rebound so far has proved milder than most past recoveries.The beneficial effects of improving manufacturing activity and an apparent bottoming of housing prices were offset to a degree by stubbornly high unemployment and foreclosure rates. In addition, the global recovery has been uneven across regional markets.The emerging markets have led the world out of recession, while Europe has struggled with heavy debt loads in its peripheral markets, most notably Greece.

In this environment, investment-grade and high yield corporate securities continued to rally in response to improved corporate earnings. Commercial mortgage-backed securities and asset-backed securities also fared well as investors sought higher levels of current income in a low interest-rate environment. In addition, sovereign bonds from fast-growing emerging markets generally outperformed their counterparts in the developed markets. U.S. government securities generally trailed broader market averages, mainly due to historically low yields on U.S. Treasury securities. Mortgage-backed securities from U.S. government agencies gave back some of their previous gains late in the reporting period, when certain government support programs ended.

Sector Allocation Strategy Produced Strong Results

The fund benefited in this environment from overweight positions in investment-grade corporate bonds, high yield bonds, commercial mortgage-backed securities and asset-backed securities.The fund’s holdings in the investment-grade corporate sector were broadly diversified across industry groups, but the fund received particularly strong results from higher-quality bonds issued by electric utilities.The fund’s holdings of high yield bonds emphasized issuers in the health care, energy and utilities industry sectors.We focused on high yield issuers that we believed had sound underlying assets.The fund’s positions in commercial mortgages focused on AAA-rated securities that were independently evaluated by our credit analysts.The fund also benefited from high-quality asset-backed securities backed by automobile loans and credit card receivables.

In overseas markets, the fund achieved positive results through an emphasis on the emerging markets debt and an underweight exposure to bonds denominated by the euro.

4

Throughout most of the reporting period, we generally maintained the fund’s average duration in a range that was slightly longer than the benchmark. In addition, the fund benefited from a mild emphasis on bonds with maturities in the five- to seven-year range, where the rally was relatively robust.

Maintaining a Disciplined Approach to Security Selection

As of the reporting period’s end, we believe that higher yielding bonds have room for further gains during a subpar economic recovery in which investors seem likely to continue to reach for higher yields. However, in the wake of their strong performance, we recently have trimmed the fund’s overweight exposure to corporate bonds. Furthermore, we believe that security selection will become a more critical determinant of fund performance over the foreseeable future, an environment to which our research-intensive approach may be particularly well suited.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1- 10 years. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Income Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.67	$ 9.51	$ 4.38
Ending value (after expenses)	$1,077.50	$1,073.40	$1,079.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.51	$ 9.25	$ 4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—96.4%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.3%
Lamar Media,
Gtd. Notes	6.63	8/15/15	34,000		33,660
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	60,000		58,500
					92,160
Agricultural—1.1%
Altria Group,
Gtd. Notes	9.70	11/10/18	185,000		233,010
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	115,000		125,978
					358,988
Asset-Backed Ctfs./
Auto Receivables—7.3%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	95,000	[a]	92,739
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	70,000		72,243
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. D	6.65	7/17/17	70,000		70,665
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	296,493	[a]	277,079
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	20,000		20,097
Chrysler Financial Lease Trust,
Ser. 2010-A, Cl. C	4.49	9/16/13	250,000	[a]	249,799
Ford Credit Auto Owner Trust,
Ser. 2007-B, Cl. B	5.69	11/15/12	150,000		160,265
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. D	6.89	5/15/13	625,000	[a]	659,403
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[a]	267,811
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	250,000	[a]	260,952
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	75,000	[a]	78,867
JP Morgan Auto Receivables Trust,
Ser. 2008-A, Cl. CTFS	5.22	7/15/15	46,810	[a]	44,814
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. C	5.45	10/22/12	45,000		46,297
					2,301,031

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Credit Cards—.3%
American Express Credit Account
Master Trust, Ser. 2007-1, Cl. C	0.52	9/15/14	100,000	[a,b]	98,002
Asset-Backed Ctfs./
Home Equity Loans—1.2%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3	0.44	4/25/36	82,541	[b]	67,435
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.58	10/25/35	64,018	[b]	60,941
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.66	3/25/35	48,186	[b]	47,536
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.71	7/25/35	28,199	[b]	27,716
JPMorgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.31	10/25/36	26,427	[b]	25,363
Morgan Stanley Capital,
Ser. 2004-NC1, Cl. M2	2.59	12/27/33	31,053	[b]	26,564
Option One Mortgage Loan Trust,
Ser. 2004-2, Cl. M2	1.31	5/25/34	39,626	[b]	28,740
Park Place Securities,
Ser. 2004-WCW1, Cl. M1	0.89	9/25/34	33,797	[b]	32,429
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.52	11/25/35	29,711	[b]	29,272
Securitized Asset Backed
Receivables, Ser. 2004-OP2, Cl. M2	1.31	8/25/34	82,849	[b]	59,751
					405,747
Automotive, Trucks & Parts—.5%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	55,000		57,681
Lear,
Gtd. Bonds	7.88	3/15/18	55,000		56,306
Lear,
Gtd. Notes	8.13	3/15/20	40,000		41,000
					154,987
Banks—6.8%
BAC Capital Trust XIV,
Gtd. Notes	5.63	12/31/49	170,000	[b]	125,800

8

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Citigroup,
Sr. Unscd. Notes		5.50	4/11/13	125,000		132,092
Citigroup,
Unscd. Notes		8.50	5/22/19	115,000		135,982
Credit Suisse,
Sub. Notes		5.40	1/14/20	35,000		35,699
Discover Bank,
Sub. Notes		7.00	4/15/20	250,000		257,322
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	100,000	[a]	108,000
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	TRY	16.00	2/28/12	1,000,000	[c]	755,428
JPMorgan Chase & Co.,
Sr. Unscd. Notes		6.00	1/15/18	60,000		64,794
Lloyds TSB Bank,
Bank Gtd. Notes		5.80	1/13/20	130,000	[a]	129,076
USB Capital IX,
Gtd. Notes		6.19	10/29/49	180,000	[b]	158,175
Wells Fargo Capital XIII,
Gtd. Secs.		7.70	12/29/49	215,000	[b]	224,675
						2,127,043
Building Materials—.2%
Masco,
Sr. Unscd. Bonds		7.13	3/15/20	70,000		71,934
Chemicals—.8%
Dow Chemical,
Sr. Unscd. Notes		8.55	5/15/19	55,000		67,316
Dow Chemical,
Sr. Unscd. Notes		9.40	5/15/39	125,000		173,005
						240,321
Coal—.7%
Consol Energy,
Gtd. Notes		8.00	4/1/17	120,000	[a]	127,350
Consol Energy,
Gtd. Notes		8.25	4/1/20	75,000	[a]	80,250
						207,600

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial & Professional
Services—1.2%
Aramark,
Gtd. Notes	8.50	2/1/15	56,000		57,750
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	20,000	[b]	20,700
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	165,000	[a]	184,559
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	30,000	[a]	32,091
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	65,000		68,981
					364,081
Commercial Mortgage
Pass-Through Ctfs.—11.6%
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A4	4.63	12/10/42	100,000	[b]	104,341
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	60,000		62,510
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.74	2/10/51	160,000	[b]	164,201
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR3, Cl. A4	4.72	2/11/41	140,000		145,386
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-T14, Cl. A4	5.20	1/12/41	150,000	[b]	159,352
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	155,000	[b]	160,376
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW16,
Cl. AAB	5.72	6/11/40	35,000	[b]	36,886
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	25,000	[b]	26,323
Citigroup Commercial Mortgage
Trust, Ser. 2004-C1, Cl. A4	5.55	4/15/40	140,000	[b]	148,656
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.70	12/10/49	185,000	[b]	187,945
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	125,000	[a]	130,742
Crown Castle Towers,
Ser. 2006-1A, Cl. E	6.07	11/15/36	125,000	[a]	131,049

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	21,132		21,139
CS First Boston Mortgage
Securities, Ser. 2005-C5, Cl. A4	5.10	8/15/38	125,000	[b]	130,027
CS First Boston Mortgage
Securities, Ser. 2001-CF2, Cl. A4	6.51	2/15/34	87,393		89,404
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	43,487		44,673
GE Capital Commercial Mortgage,
Ser. 2005-C2, Cl. A2	4.71	5/10/43	17,588		17,581
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	150,000		155,964
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3	4.65	4/10/40	48,689		49,658
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	1.30	3/6/20	100,000	[a,b]	82,731
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. L	1.55	3/6/20	335,000	[a,b]	269,698
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A3	4.45	1/12/38	90,000		91,108
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.45	12/5/27	100,000	[a,b]	108,673
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C1, Cl. A2	3.62	1/15/29	39,854		40,012
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A2	3.99	10/15/29	15,696		15,698
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	70,055	[b]	70,832
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.91	6/12/46	145,000	[b]	153,757
Morgan Stanley Capital I,
Ser. 2007-T25, Cl. A3	5.51	11/12/49	150,000	[b]	155,851
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.65	6/11/42	210,000	[b]	220,583

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
RBSCF Trust,
Ser. 2010-MB1, Cl. B	4.63	4/15/24	175,000	[a,b]	179,132
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	130,000	[a]	134,992
SBA CMBS Trust,
Ser. 2006-1A, Cl. E	6.17	11/15/36	125,000	[a]	129,749
					3,619,029
Diversified Financial Services—7.8%
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	120,000		129,151
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	82,000	[b]	83,435
Capital One Capital VI,
Gtd. Secs.	8.88	5/15/40	150,000		167,674
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	80,000		95,738
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	30,000		30,750
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	12/31/49	30,000	[b]	28,463
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	75,000		92,082
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	600,000		640,358
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	85,000	[a]	96,050
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	255,000		270,634
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	145,000	[a]	148,725
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	110,000	[a]	115,582
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	155,000		154,225
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	135,000	[a]	147,076
Reynolds Group,
Sr. Scd. Notes	7.75	10/15/16	260,000	[a]	270,400
					2,470,343

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities—3.1%
AES,
Sr. Unscd. Notes		7.75	10/15/15	500,000		512,500
Consumers Energy,
First Mortgage Bonds		6.70	9/15/19	50,000		57,968
Nevada Power,
Mortgage Notes		6.50	8/1/18	85,000		95,123
NiSource Finance,
Gtd. Notes		6.40	3/15/18	235,000		257,239
NRG Energy,
Gtd. Notes		7.38	1/15/17	60,000		59,250
						982,080
Environmental Control—1.1%
Allied Waste North America,
Gtd. Notes, Ser. B		7.13	5/15/16	20,000		21,852
Republic Services,
Gtd. Notes		5.50	9/15/19	115,000	[a]	120,953
Veolia Environnement,
Sr. Unscd. Notes		5.25	6/3/13	85,000		91,498
Waste Management,
Gtd. Notes		7.75	5/15/32	100,000		121,442
						355,745
Food & Beverages—1.9%
Anheuser-Busch
InBev Worldwide,
Gtd. Notes		8.20	1/15/39	160,000	[a]	211,825
Delhaize Group,
Gtd. Notes		6.50	6/15/17	85,000		95,851
Kraft Foods,
Sr. Unscd. Notes		6.13	2/1/18	45,000		49,786
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	120,000		135,417
Stater Brothers Holdings,
Gtd. Notes		8.13	6/15/12	115,000		116,006
						608,885
Foreign/Governmental—9.4%
Hungary Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	39,830,000	[c]	196,522
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.50	12/18/14	5,725,000	[c]	518,922

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Mexican Bonos,
Bonds, Ser. M 20	MXN	10.00	12/5/24	1,550,000	[c]	152,517
Republic of Indonesia,
Sr. Unscd. Notes		11.63	3/4/19	200,000	[a]	290,000
Republic of Peru,
Sr. Unscd. Bonds		6.55	3/14/37	140,000		149,100
Republic of Peru,
Sr. Unscd. Notes		7.13	3/30/19	475,000		561,070
Republic of South Africa,
Sr. Unscd. Notes		5.88	5/30/22	500,000		522,550
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	460,000	[b]	528,126
United Mexican States,
Sr. Unscd. Notes		5.63	1/15/17	52,000		56,030
						2,974,837
Health Care—2.5%
Bausch & Lomb,
Sr. Unscd. Notes		9.88	11/1/15	165,000		175,106
Biomet,
Gtd. Notes		11.63	10/15/17	55,000		61,875
Community Health Systems,
Gtd. Notes		8.88	7/15/15	55,000		57,887
HCA,
Sr. Unscd. Notes		6.75	7/15/13	150,000		153,000
HCA,
Sr. Unscd. Notes		7.88	2/1/11	29,000		29,906
HCA,
Sr. Unscd. Notes		8.75	9/1/10	170,000		174,250
Quest Diagnostic,
Gtd. Notes		5.75	1/30/40	60,000		58,524
UnitedHealth Group,
Sr. Unscd. Notes		5.50	11/15/12	30,000		32,550
Wellpoint,
Sr. Unscd. Notes		5.88	6/15/17	55,000		59,766
						802,864
Lodging & Entertainment—.9%
Ameristar Casinos,
Gtd. Notes		9.25	6/1/14	41,000		43,255

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Lodging & Entertainment (continued)
MGM Mirage
Gtd. Notes	4.25	4/15/15	45,000	[a]	49,219
MGM Mirage,
Sr. Scd. Notes	11.13	11/15/17	25,000	[a]	28,531
MGM Mirage,
Sr. Unscd. Notes	11.38	3/1/18	95,000	[a,d]	98,087
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	65,000	[a]	68,087
					287,179
Manufacturing—.8%
Bombardier,
Sr. Notes	7.75	3/15/20	160,000	[a]	170,800
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	75,000	[a]	79,125
					249,925
Media—8.7%
British Sky Broadcasting,
Gtd. Notes	6.10	2/15/18	125,000	[a]	136,996
CCO Holdings Capital,
Gtd. Notes	7.88	4/30/18	65,000	[a]	66,462
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	410,000		270,600
Clear Channel Worldwide,
Gtd. Notes	9.25	12/15/17	10,000	[a,d]	10,725
Clear Channel Worldwide,
Gtd. Notes	9.25	12/15/17	255,000	[a]	274,444
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	65,000	[a]	71,084
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	15,000	[a]	16,162
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	60,000	[a]	65,850
DirecTV Holdings,
Gtd. Notes	5.88	10/1/19	25,000		26,593
DirecTV Holdings,
Gtd. Notes	7.63	5/15/16	60,000		67,057
Discovery Communications,
Gtd. Notes	5.63	8/15/19	30,000		32,007

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Echostar DBS,
Gtd. Notes	7.13	2/1/16	250,000	255,000
Echostar DBS,
Gtd. Notes	7.75	5/31/15	250,000	263,750
NBC Universal,
Notes	5.15	4/30/20	235,000 [a]	238,204
News America,
Gtd. Notes	6.15	3/1/37	295,000	303,028
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	130,000	137,077
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	105,000	113,969
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	70,000	79,491
Time Warner,
Gtd. Debs.	6.50	11/15/36	300,000	315,506
				2,744,005
Mining—1.3%
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	55,000	61,751
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	60,000	66,345
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	145,000	175,450
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	90,000	112,500
				416,046
Office And Business Equipment—.3%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	25,000	26,678
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	30,000	32,227
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	40,000	46,889
				105,794

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas—3.7%
Chesapeake Energy,
Gtd. Notes	7.50	9/15/13	500,000		507,500
EQT,
Sr. Unscd. Notes	8.13	6/1/19	65,000		78,945
Husky Energy,
Sr. Unscd. Notes	7.25	12/15/19	85,000		100,475
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	15,000		15,525
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	120,000		133,755
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	10,000		11,100
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	225,000		146,531
Range Resouces,
Gtd. Notes	8.00	5/15/19	85,000		92,225
Valero Energy,
Sr. Unscd. Notes	6.13	2/1/20	70,000		72,828
					1,158,884
Packaging & Containers—.2%
Crown Americas,
Gtd. Notes	7.63	11/15/13	46,000		47,667
Paper & Paper Related—.7%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	20,000	[a]	20,900
Georgia-Pacific,
Sr. Unscd. Notes	8.13	5/15/11	135,000		143,100
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	45,000	[a]	49,500
					213,500
Pipelines—2.2%
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	250,000		258,097
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	235,000		256,150

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pipelines (continued)
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	85,000	98,068
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	65,000	67,916
				680,231
Property & Casualty Insurance—3.6%
ACE INA Holdings,
Gtd. Notes	5.80	3/15/18	125,000	136,174
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	60,000	66,860
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	9,000	8,578
Cincinnati Financial,
Sr. Unscd. Debs.	6.92	5/15/28	15,000	15,736
Hanover Insurance Group,
Sr. Unscd. Notes	7.50	3/1/20	20,000	21,009
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	170,000 [a]	166,600
Lincoln National,
Sr. Unscd. Notes	6.25	2/15/20	40,000	42,834
Lincoln National,
Sr. Unscd. Notes	8.75	7/1/19	80,000	99,960
MetLife,
Sr. Unscd. Notes	7.72	2/15/19	50,000	59,313
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	115,000	142,090
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	150,000	147,072
Willis North America,
Gtd. Notes	6.20	3/28/17	170,000	174,312
Willis North America,
Gtd. Notes	7.00	9/29/19	60,000	63,661
				1,144,199
Real Estate—1.9%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	150,000	156,925
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	15,000	15,772

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate (continued)
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	60,000		68,284
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	25,000		26,848
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000		53,275
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	35,000		35,773
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	40,000		41,855
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	103,000		109,685
WEA Finance,
Gtd. Notes	7.13	4/15/18	70,000	[a]	79,230
					587,647
Residential Mortgage
Pass-Through Ctfs.—.2%
CS First Boston Mortgage
Securities, Ser. 2005-6, Cl. 1A2	0.53	7/25/35	65,335	[b]	61,320
Retail—1.2%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	65,000		71,086
CVS Pass-Through Trust,
Pass Thru Certificates	8.35	7/10/31	54,317	[a]	65,196
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	45,000		45,178
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	130,000		140,888
Staples,
Gtd. Notes	9.75	1/15/14	45,000		55,165
					377,513
State/Territory
General Obligations—.7%
California
GO (Various Purpose) (Build
America Bonds)	7.30	10/1/39	75,000		80,355
Los Angeles Unified School
District Build America, Bonds	6.76	7/1/34	55,000		59,578

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
State/Territory
General Obligations (continued)
State of California Build
America Taxable Various
Purpose, Bonds	7.55	4/1/39	70,000		77,360
					217,293
Steel—.7%
Arcelormittal,
Sr. Unscd. Bonds	9.85	6/1/19	180,000		234,785
Technology—.2%
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	25,000		26,469
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	35,000		38,763
					65,232
Telecommunications—2.0%
CC Holdings GS V,
Sr. Scd. Notes	7.75	5/1/17	110,000	[a]	120,175
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	100,000	[a]	115,000
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	50,000		54,375
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	40,000	[a]	41,600
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000		26,343
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	30,000		30,972
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	30,000		32,236
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	100,000	[a]	111,750
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	100,000	[a]	105,250
					637,701

20

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities—9.3%
U.S. Treasury Notes:
1.38%, 9/15/12	495,000	497,630
2.00%, 11/30/13	45,000	45,320
2.38%, 8/31/14	1,000,000	1,009,375
3.25%, 7/31/16	895,000	913,110
4.25%, 5/15/39	475,000	453,625
		2,919,060
Total Bonds and Notes
(cost $28,337,144)		30,383,658
	Face Amount
	Covered by
Purchased Options—.1%	Contracts ($)	Value ($)
Call Options—.1%
5-Year USD LIBOR-BBA,
July 2010 @ 2.62	1,960,000 [e]	10,270
U.S. Treasury 10 Year Notes,
May 2010 @ 118	14,000 [e]	8,531
		18,801
Put Options—.0%
4-Year USD LIBOR-BBA,
May 2010 @ 2.81	1,450,000 [e]	259
Total Options
(cost $25,196)		19,060
	Principal
Short-Term Investments—.9%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.15%, 7/22/10
(cost $284,905)	285,000 [f]	284,906

Other Investment—2.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $634,000)	634,000 [g]	634,000

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $112,950)	112,950 [g]	112,950
Total Investments (cost $29,394,195)	99.8%	31,434,574
Cash and Receivables (Net)	.2%	73,265
Net Assets	100.0%	31,507,839

a

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2010, these securities had a total market value of $7,507,146 or 23.8% of net assets.

b	Variable rate security—interest rate subject to periodic change.
c	Principal amount stated in U.S. Dollars unless otherwise noted. HUF—Hungary Forint MXN—Mexican New Peso TRY—Turkish Lira
d	Security, or portion thereof, on loan.At April 30, 2010, the total market value of the fund’s securities on loan is $108,813 and the total market value of the collateral held by the fund is $112,950.
e	Non-income producing security.
f	Held by a broker as collateral for open financial futures and options positions.
g	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Corporate Bonds	56.4	Short-Term/Money Market Investments	3.3
Asset/Mortgage-Backed	20.6	State/Government General Obligations	.7
Foreign/Governmental	9.4	Purchased Options	.1
U.S. Government & Agencies	9.3		99.8

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES

April 30, 2010 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 4/30/2010 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	16	3,481,250	June 2010	3,993
U.S. Treasury 5 Year Notes	19	2,201,328	June 2010	18,931
Financial Futures Short
U.S. Treasury 10 Year Notes	26	(3,065,563)	June 2010	(12,343)
Gross Unrealized Appreciation				22,924
Gross Unrealized Depreciation				(12,343)

See notes to financial statements.

The Fund 23

STATEMENT OF OPTIONS WRITTEN

April 30, 2010 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
U.S. Treasury 10 Year Notes
May 2010 @ 118	28,000 [a]	(7,000)
3-Month USD LIBOR-BBA,
July 2010 @ 3.62	1,080,000 [a]	(10,805)
10-Year USD LIBOR-BBA,
February 2012 @ 4.70	700,000 [a]	(41,712)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,495,000 [a]	(88,216)
Put Options:
U.S. Treasury 5 Year Notes
May 2010 @ 114.50	13,000 [a]	(1,117)
10-Year USD LIBOR-BBA,
February 2011 @ 5.36	870,000 [a]	(3,998)
10-Year USD LIBOR-BBA,
February 2012 @ 4.70	700,000 [a]	(41,712)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,495,000 [a]	(82,119)
(Premiums received $313,098)		(276,679)

BBA—British Bankers Association
LIBOR—London Interbank Bank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $108,813)—Note 1(c):
Unaffiliated issuers		28,647,245	30,687,624
Affiliated issuers		746,950	746,950
Cash			4,914
Dividends and interest receivable			436,286
Receivable for shares of Capital Stock subscribed			50,000
Receivable for investment securities sold			23,698
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			208
Prepaid expenses			19,863
			31,969,543
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			24,611
Outstanding options written, at value (premiums received
$313,098)—See Statement of Options Written—Note 4			276,679
Liability for securities on loan—Note 1(c)			112,950
Payable for shares of Capital Stock redeemed			7,971
Payable for futures variation margin—Note 4			2,953
Payable for investment securities purchased			827
Accrued expenses			35,713
			461,704
Net Assets ($)			31,507,839
Composition of Net Assets ($):
Paid-in capital			30,117,254
Accumulated undistributed investment income—net			37,421
Accumulated net realized gain (loss) on investments			(734,547)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including
$10,581 net unrealized appreciation on financial futures)			2,087,711
Net Assets ($)			31,507,839

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	25,312,146	5,065,486	1,130,207
Shares Outstanding	1,943,068	390,295	86,777
Net Asset Value Per Share ($)	13.03	12.98	13.02

See notes to financial statements.
		The Fund	25

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	969,260
Dividends;
Affiliated issuers	514
Total Income	969,774
Expenses:
Management fee—Note 3(a)	86,601
Shareholder servicing costs—Note 3(d)	44,731
Distribution fees—Note 3(c)	19,180
Auditing fees	16,830
Registration fees	12,977
Prospectus and shareholders’ reports	7,502
Custodian fees—Note 3(d)	6,317
Legal fees	3,221
Directors’ fees and expenses—Note 3(b)	585
Loan commitment fees—Note 2	328
Miscellaneous	20,845
Total Expenses	219,117
Less—reduction in management fee due to undertaking—Note 3(a)	(42,135)
Less—reduction in fees due to earnings credits—Note 1(c)	(25)
Net Expenses	176,957
Investment Income—Net	792,817
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,249
Net realized gain (loss) on options transactions	56,721
Net realized gain (loss) on financial futures	73,357
Net realized gain (loss) on swap transactions	9,006
Net realized gain (loss) on forward foreign currency exchange contracts	343,068
Net Realized Gain (Loss)	483,401
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	851,987
Net unrealized appreciation (depreciation) on options transactions	24,546
Net unrealized appreciation (depreciation) on financial futures	2,067
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(14,937)
Net Unrealized Appreciation (Depreciation)	863,663
Net Realized and Unrealized Gain (Loss) on Investments	1,347,064
Net Increase in Net Assets Resulting from Operations	2,139,881

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	792,817	1,452,156
Net realized gain (loss) on investments	483,401	(1,357,779)
Net unrealized appreciation
(depreciation) on investments	863,663	6,086,510
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,139,881	6,180,887
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(499,975)	(1,121,488)
Class C Shares	(90,986)	(137,301)
Class I Shares	(23,361)	(34,633)
Total Dividends	(614,322)	(1,293,422)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,794,571	5,443,542
Class C Shares	1,155,065	3,180,907
Class I Shares	502,652	84,955
Dividends reinvested:
Class A Shares	460,576	1,032,659
Class C Shares	33,082	57,253
Class I Shares	17,854	34,633
Cost of shares redeemed:
Class A Shares	(6,559,354)	(5,036,167)
Class C Shares	(1,403,993)	(386,954)
Class I Shares	(214,544)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(214,091)	4,410,828
Total Increase (Decrease) in Net Assets	1,311,468	9,298,293
Net Assets ($):
Beginning of Period	30,196,371	20,898,078
End of Period	31,507,839	30,196,371
Undistributed (distribution in excess of)
investment income—net	37,421	(141,074)

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Capital Share Transactions:
Class A
Shares sold	456,215	475,923
Shares issued for dividends reinvested	36,736	96,783
Shares redeemed	(525,665)	(480,908)
Net Increase (Decrease) in Shares Outstanding	(32,714)	91,798
Class C
Shares sold	91,981	295,490
Shares issued for dividends reinvested	2,645	5,332
Shares redeemed	(111,293)	(36,494)
Net Increase (Decrease) in Shares Outstanding	(16,667)	264,328
Class I
Shares sold	40,254	6,952
Shares issued for dividends reinvested	1,423	3,236
Shares redeemed	(16,904)	—
Net Increase (Decrease) in Shares Outstanding	24,773	10,188

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[b]	.35	.68	.73	.81	.18
Net realized and unrealized
gain (loss) on investments	.59	2.23	(2.40)	(.19)	.40
Total from Investment Operations	.94	2.91	(1.67)	.62	.58
Distributions:
Dividends from investment income—net	(.27)	(.61)	(.73)	(.83)	(.13)
Dividends from net realized
gain on investments	—	—	(.16)	(.12)	—
Total Distributions	(.27)	(.61)	(.89)	(.95)	(.13)
Net asset value, end of period	13.03	12.36	10.06	12.62	12.95
Total Return (%)[c]	7.75[d]	30.10	(14.21)	4.98	4.69[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.38[e]	1.53	1.78	1.74	2.75[e,f]
Ratio of net expenses
to average net assets	1.10[e]	1.10	1.09	1.10	1.05[e]
Ratio of net investment income
to average net assets	5.61[e]	6.25	6.24	6.37	4.62[e]
Portfolio Turnover Rate	65.03[d]	133.04[g] 265.85[g] 310.92[g]			279.33[d,g]
Net Assets, end of period ($ x 1,000)	25,312	24,420	18,947	22,200	15,452

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class A was 2.71%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2010			Year Ended October 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	12.31	10.02	12.59	12.94	12.50
Investment Operations:
Investment income—net[b]	.31	.61	.64	.71	.15
Net realized and unrealized
gain (loss) on investments	.58	2.22	(2.41)	(.18)	.40
Total from Investment Operations	.89	2.83	(1.77)	.53	.55
Distributions:
Dividends from investment income—net	(.22)	(.54)	(.64)	(.76)	(.11)
Dividends from net realized
gain on investments	—	—	(.16)	(.12)	—
Total Distributions	(.22)	(.54)	(.80)	(.88)	(.11)
Net asset value, end of period	12.98	12.31	10.02	12.59	12.94
Total Return (%)[c]	7.34[d]	29.19	(14.95)	4.26	4.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.18[e]	2.28	2.62	2.55	3.52[e,f]
Ratio of net expenses
to average net assets	1.85[e]	1.85	1.84	1.85	1.80[e]
Ratio of net investment income
to average net assets	4.89[e]	5.57	5.48	5.55	3.87[e]
Portfolio Turnover Rate	65.03[d] 133.04[g] 265.85[g] 310.92[g]				279.33[d,g]
Net Assets, end of period ($ x 1,000)	5,065	5,010	1,430	982	846

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class C was 3.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

30

Six Months Ended
April 30, 2010			Year Ended October 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[c]	.38	.71	.76	.84	.19
Net realized and unrealized
gain (loss) on investments	.58	2.24	(2.41)	(.19)	.40
Total from Investment Operations	.96	2.95	(1.65)	.65	.59
Distributions:
Dividends from investment income—net	(.30)	(.65)	(.75)	(.86)	(.14)
Dividends from net realized
gain on investments	—	—	(.16)	(.12)	—
Total Distributions	(.30)	(.65)	(.91)	(.98)	(.14)
Net asset value, end of period	13.02	12.36	10.06	12.62	12.95
Total Return (%)	7.93[d]	30.50	(14.06)	5.22	4.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17[e]	1.25	1.54	1.53	2.51[e,f]
Ratio of net expenses
to average net assets	.85[e]	.85	.84	.85	.81[e]
Ratio of net investment income
to average net assets	5.89[e]	6.51	6.49	6.54	4.87[e]
Portfolio Turnover Rate	65.03[d] 133.04[g] 265.85[g] 310.92[g]				279.33[d,g]
Net Assets, end of period ($ x 1,000)	1,130	766	521	807	786

a	Effective June 1, 2007, Class R were redesignated as Class I shares.
b	From July 11, 2006 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class I was 2.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Significant Accounting Policies:

Dreyfus Strategic Income Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to seek high current income as its primary goal and capital appreciation as its secondary goal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder service fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 623,162 Class A, 51,261 Class C and 53,327 Class I shares of the fund.

32

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

34

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury	—	3,203,966	—	3,203,966
Asset-Backed	—	2,804,780	—	2,804,780
Corporate Bonds†	—	17,787,339	—	17,787,339
Foreign Government	—	2,974,837	—	2,974,837
Municipal Bonds	—	217,293	—	217,293
Residential
Mortgage-Backed	—	61,320	—	61,320
Commercial
Mortgage-Backed	—	3,619,029	—	3,619,029
Mutual Funds	746,950	—	—	746,950
Other Financial
Instruments††	31,455	10,737	—	42,192
Liabilities ($)
Other Financial
Instruments††	(20,460)	(268,562)	—	(289,022)

  See Statement of Investments for industry classification.

  Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

36

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2010, the Board of Directors declared a cash dividend of $.046, $.037 and $.048 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on May 3, 2010 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2010.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

38

The fund has an unused capital loss carryover of $1,208,139 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $356,747 of the carryover expires in fiscal 2016 and $851,392 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income $1,293,422. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2011, so the expenses (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees and extraordinary expenses) do not exceed an annual rate of .85% of the

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $42,135 during the period ended April 30, 2010.

(b) Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open End Funds and Dreyfus

40

High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amount required to be paid by the Company directly to the non-interested Board member, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Board member.

During the period ended April 30, 2010, the Distributor retained $1,446 from commissions earned on sales of the fund’s Class A shares and $725 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended April 30, 2010, Class C shares were charged $19,180, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A and Class C shares were charged $28,392 and $6,394, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $2,631 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $666 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $6,317 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $15,193, Rule 12b-1 distribution plan fees $3,085, shareholder services plan fees $6,093, custodian fees $5,512, chief compliance officer fees $3,199 and transfer agency per account fees $730,which are offset against an expense reimbursement currently in effect in the amount of $9,201.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended April 30, 2010, amounted to $19,877,254 and $18,327,320, respectively.

42

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	4/30/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,715,000	12,294,000	13,375,000	634,000	2.0
Dreyfus
Institutional
Cash
Advantage
Fund	—	141,000	28,050	112,950.4
Total	1,715,000	12,435,000	13,403,050	746,950	2.4

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair value of derivative instruments as of April 30, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	41,984	Interest rate risk[1,3]	(289,022)
Foreign exchange risk[4]	208	Foreign exchange risk	—
Gross fair value of
derivatives contracts	42,192		(289,022)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2	Outstanding options purchased, at value.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2010 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[5]	Options[6]	Contracts[7]	Swaps[8]	Total
Interest rate	73,357	56,721	—	—	130,078
Foreign exchange	—	—	343,068	—	343,068
Credit	—	—	—	9,006	9,006
Total	73,357	56,721	343,068	9,006	482,152

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)9

			Forward
Underlying risk	Futures	Options	Contracts	Total
Interest rate	2,067	24,546	—	26,613
Foreign exchange	—	—	(14,937)	(14,937)
Total	2,067	24,546	(14,937)	11,676

Statement of Operations location:

5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net realized gain (loss) on swap transactions.
9	Net unrealized appreciation (depreciation) on financial futures, options transactions and forward foreign currency exchange contracts.

44

During the period ended April 30, 2010, the following summarizes the average market value and percentage of average net assets:

	Value ($)	Average Net Assets (%)
Interest rate futures contracts	10,730,387	36.87
Interest rate options contracts	343,529	1.18
Forward contracts	6,700,655	23.02

During the period ended April 30, 2010, the following summarizes the average notional value and percentage of average net assets:

	Value ($)	Average Net Assets (%)
Credit default swap contracts	157,143.54

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at April 30, 2010 are set forth in the Statement of Financial Futures.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Options:The fund may purchase and write (sell) put and call options to hedge against changes in interest rates or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain,to the extent of the premium,if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premi-

46

ums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended April 30, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2009	6,066,000	208,476
Contracts written	13,832,000	374,020
Contracts terminated:
Contracts closed	6,471,000	234,366	212,498	21,868
Contracts expired	7,046,000	35,032	—	35,032
Total contracts
terminated	13,517,000	269,398	212,498	56,900
Contracts outstanding
April 30, 2010	6,381,000	313,098

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any

The Fund 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at April 30, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Turkish Lira,
Expiring 5/27/2010	1,030,000	689,194	688,986	208

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

48

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum pay-outs for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At April 30, 2010, the fund had no open credit default swaps.

GAAP includes required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. There are amendments, which require additional disclosures about the current status of the payment/performance risk of a guarantee.All changes to accounting policies have been made in accordance with these amendments and are incorporated within current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The Fund 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2010, accumulated net unrealized appreciation on investments was $2,040,379, consisting of $2,219,928 gross unrealized appreciation and $179,549 gross unrealized depreciation.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

50

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

The Fund 51

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load multi-sector income funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional multi-sector income funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for the one-year period ended December 31, 2007 and below the Performance Group and Performance Universe medians for the one-year periods ended December 31, 2008 and 2009. The Board members noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two- and three-year periods ended December 31, 2009 and below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2009.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85% of the fund’s average daily net assets.The Board members noted that the fund’s contractual management fee was equal to

52

the Performance Group median and that, taking into account the waiver, the fund’s actual management fee for the fiscal year ended October 31, 2009 was below the Performance Group and Performance Universe medians. The Board members noted that the fund’s expense ratio, taking into account the waiver, was below the Expense Group median and above the Expense Universe median. A representative of the Manager informed the Board members that the Manager had agreed to extend the waiver until March 1, 2011.

Representatives of the Manager noted that there were no other funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.

The Fund 53

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fee waiver arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall performance.

54

  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 55

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 23, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)